[FIRST FUNDS LOGO]

DISCIPLINE, CONSISTENCY, PATIENCE(R)

[GRAPHIC]

SEMI-ANNUAL REPORT

DECEMBER 31, 2002

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDERS:

The previous six months contained both glimmers of hope and disappointment as Americans endured another round of volatile markets, threats of possible war with Iraq and uncertainties surrounding a sustained recovery.

Throughout the period, signs that the U.S. recession may be ending continued to surface throughout the economy. During the third quarter of 2002, real gross domestic product (GDP) increased at an annualized rate of 4.0 percent, thanks in large part to the resilience of consumers. Spending on durable goods -- big-ticket items, including cars -- grew at a 22.7 percent pace in the quarter, aN impressive increase from the 2 percent pace posted in the previous quarter. The motivating forces behind the spike were low interest rates, zero-percent financing offers and rising home values.

Other signals that pointed to an improving economy included higher business inventories, which rose 0.2 percent in November, and retail sales gains of 0.4 percent also in November. December retail sales increased 1.2 percent from November levels. Yet, other economic activity remained weak. During the fourth quarter of 2002, the unemployment stood at 6 percent, as businesses cut jobs. Retailers alone eliminated 104,000 jobs in December, bringing the total of unemployed workers to 8.6 million at year-end. In addition, production of consumer goods and materials turned flat by the end of the six-month period.

In spite of the economic challenges, many analysts believe the outlook for 2003 remains promising. There is already evidence that company balance sheets are improving. In fact, the Commerce Department reports that corporate profits are up 12 percent from 2001. And, the latest reports from the Institute for Supply Management (ISM) confirm that manufacturing, the hardest-hit sector in the recession, has all but stopped deteriorating.

During the past six months, bonds were again strong performers, while stocks continued to post negative returns. However, in November, equities finally rose and many investors returned to stocks in force. According to the Investment Company Institute, domestic stock funds had an inflow of $6.2 billion in November, compared with an outflow of $7.4 billion in October. Additionally, Morningstar data reported that the average domestic equity fund gained approximately 6 percent in the fourth quarter.

Stronger returns in October and November spurred hopes for a year-end equity rally, but stocks fizzled in December. Although the fourth quarter marked favorable gains for many equity mutual funds, the stock market declined so sharply in the first three quarters that 2002 still ended as the third consecutive down year.

Meanwhile, for many bond funds, the fourth quarter marked the end of yet another strong year. Aided by the Federal Reserve's decision in early November to cut short-term interest rates by half a percentage point, many taxable bond funds returned gains in the quarter. This enticed investors to continue to invest money into bond funds, even as interest rates sank to their lowest levels in over four decades.

As we move into 2003, I wish to remind investors that downward fluctuations are an inevitable part of investing - regardless of whether the investments are bonds or stocks. Evidenced by the past three years, the performance of stocks and bonds often do not move in tandem. As a result, it's critical that investors maintain proper asset allocation between various investments.

Let's examine how stocks have historically performed. Until recently, the longest and deepest modern bear (falling) market had been the 22-month stretch from January 1973 through October 1974 when the S&P 500 dropped 48 percent. However, other down periods within the past 35 years have included the 18-month decline from November 1968 through May 1970 (-36 percent) and the short but difficult bear market from August to December 1987 (-34 percent).

Historically, bull (rising) markets have greatly exceeded bear markets in duration and cumulative growth, as exhibited by the S&P 500. Of the 10 bull markets from 1950 through 2002, several stand out as notable, including the 87-month stretch from June 1949 to August 1956, when the S&P 500 increased 267 percent. Additionally, there is the time from August 1982 through August 1987, when the S&P 500 grew 229 percent. Perhaps the most remarkable period was the 94-month stretch from October 1990 through July 1998, when the S&P 500 increased 302 percent. This unprecedented and prolonged bull market left many investors feeling overly optimistic and lessons have since been learned.

For a portfolio to ride out current and future turbulence in the equity and fixed-income markets, asset allocation has been, and always will be, one of the most critical components. In addition, it is crucial that investors stay on the course with their investment strategy. To help with evaluating the appropriate asset allocation with your portfolio, please contact your investment professional.

In Portfolio performance news, I am proud to report the following recent accolades for First Funds:

GROWTH & INCOME PORTFOLIO - Class A shares RATED TOP 4% FOR PERFORMANCE BY LIPPER, INC. as of 12/31/02. The fund beat 96% of its peers in the large-cap core equity funds category since the fund inception period (12/31/95). Ranked 8 out of 223 funds, 50 out of 369 funds and 574 out of 703 funds for the since inception, 5-year and 1-year periods, respectively.

CAPITAL APPRECIATION PORTFOLIO - Class A shares RATED TOP QUARTILE PERFORMANCE BY LIPPER, INC. as of 12/31/02. The fund beat over 75% of its peers in the small-cap growth equity funds category since the fund inception period (10/31/97). Ranked 37 out of 155, 42 out of 240 and 46 out of 314 funds for the since inception, 3-year and 1-year periods, respectively.

INTERMEDIATE BOND PORTFOLIO - Class A shares RATED TOP 8% FOR PERFORMANCE BY LIPPER, INC. as of 12/31/02. The fund beat 92% of its peers in the short-intermediate debt funds category since the fund inception period (3/31/98). Ranked 3 out of 42 funds, 3 out of 59 funds and 5 out of 77 funds for the since inception, 3-year and 1-year periods, respectively.

Thank you for allowing First Funds to manage your investments. Please don't hesitate to call on us for information. Our toll-free number is 1-800-442-1941.

Sincerely,

/s/ Richard C. Rantzow

Richard C. Rantzow
Chairman, Board of Trustees

Lipper, Inc., a Reuters Company, ranks mutual funds based on total return performance within a universe of similar fund in investment objective. Ratings are subject to change quarterly. Other classes may vary. Sales charges are not taken into account with this ranking. Also, fee waivers were in effect for the Intermediate Bond Portfolio during the period which may have helped its total return and therefore ranking. If those waivers are removed, the total return and ranking may be adversely affected

[SIDENOTE]

FIRST FUNDS

-  Are NOT insured by the FDIC or any other governmental agency.

- Are NOT bank deposits or other obligations of or guaranteed by First Tennessee Bank National Association or any of its affiliates.

- Involve investment risks, including the possible loss of the principal amount invested.

- Although the Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolios.

                                       ii
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FIRST FUNDS GROWTH & INCOME PORTFOLIO

[PHOTO OF EDWARD GOLDSTEIN AND DAVID THOMPSON]

GROWTH & INCOME PORTFOLIO MANAGERS
EDWARD GOLDSTEIN AND DAVID THOMPSON, CFA

Mr. Goldstein is executive vice president of Memphis, Tennessee-based Highland Capital Management Corp., sub-adviser to the Portfolio. After graduating from Boston University in 1971, he went on to receive his MBA from Columbia University in 1976. Joining Goldman, Sachs & Company in New York in 1976, he became a vice president in the international department with responsibility for Japan, the Middle East and Latin America. Mr. Goldstein joined Highland Capital in 1989, and has been a portfolio manager for the Portfolio since 1994.

Mr. Thompson is senior vice president with Highland Capital Management Corp. and is a Chartered Financial Analyst. After graduating from the University of Mississippi in 1981, he worked as an analyst for Gulf Oil for three years, then went on to receive his MBA from the University of North Carolina in 1986. With nine years of experience managing both individual and institutional investment portfolios at major regional banks, Mr. Thompson joined Highland Capital's equity team in 1995.

YEAR IN REVIEW

MARKET REVIEW

The past six months provided investors with a roller coaster of returns. The S&P 500 Index fell by 17.2% in the July-September quarter of 2002, making it the worst quarter that stocks have experienced since 1987. Then, in the last calendar quarter, the stock market experienced a rebound, which served as a welcome reprieve from the downward spiral that occurred during most of 2002.

Throughout the period, the equity market has had to digest a number of major uncertainties, including the possibility of terrorist attacks, a possible war with Iraq, troublesome developments with North Korea, an anemic economic recovery, and fallout from corporate scandals. Considering the magnitude of these problems, both the economy and stock market have proven to be somewhat resilient in the face of overwhelming negative news.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS GROWTH & INCOME PORTFOLIO (CLASS I) AND THE S&P 500.

                             GROWTH & INCOME
                         PORTFOLIO (CLASS I)       S&P 500
  8/2/93                        $    750,000   $   750,000
                                $    780,000   $   774,750
                                $    776,256   $   768,784
                                $    783,786   $   784,698
                                $    783,786   $   777,244
                                $    804,164   $   786,648
                                $    839,789   $   813,394
                                $    824,588   $   791,351
                                $    797,130   $   756,848
                                $    810,123   $   766,536
                                $    823,085   $   779,107
 6/30/94                        $    805,553   $   760,019
                                $    830,042   $   784,948
                                $    872,208   $   817,131
                                $    854,589   $   797,111
                                $    867,408   $   815,046
                                $    835,314   $   785,378
                                $    846,591   $   797,002
                                $    872,497   $   817,644
                                $    896,839   $   849,532
                                $    922,040   $   874,594
                                $    945,645   $   900,394
                                $    974,203   $   936,410
 6/30/95                        $  1,000,410   $   958,134
                                $  1,036,420   $   989,945
                                $  1,036,420   $   992,419
                                $  1,052,070   $ 1,034,300
                                $  1,033,980   $ 1,030,580
                                $  1,080,090   $ 1,075,820
                                $  1,096,400   $ 1,096,580
                                $  1,140,810   $ 1,133,860
                                $  1,158,260   $ 1,144,410
                                $  1,190,580   $ 1,155,400
                                $  1,202,840   $ 1,172,380
                                $  1,237,720   $ 1,202,630
 6/30/96                        $  1,235,990   $ 1,207,200
                                $  1,187,910   $ 1,153,840
                                $  1,216,780   $ 1,178,190
                                $  1,272,990   $ 1,244,520
                                $  1,307,230   $ 1,278,870
                                $  1,400,440   $ 1,375,550
                                $  1,380,690   $ 1,348,310
                                $  1,467,260   $ 1,432,580
                                $  1,454,200   $ 1,443,760
                                $  1,424,390   $ 1,384,420
                                $  1,467,270   $ 1,467,070
                                $  1,555,890   $ 1,556,410
 6/30/97                        $  1,592,300   $ 1,626,140
                                $  1,728,760   $ 1,755,580
                                $  1,669,810   $ 1,657,270
                                $  1,786,030   $ 1,748,090
                                $  1,742,800   $ 1,689,700
                                $  1,834,820   $ 1,767,930
                                $  1,879,780   $ 1,798,340
                                $  1,895,380   $ 1,818,300
                                $  2,007,590   $ 1,949,400
                                $  2,117,000   $ 2,049,210
                                $  2,114,040   $ 2,069,910
                                $  2,053,360   $ 2,034,310
 6/30/98                        $  2,110,240   $ 2,116,900
                                $  2,069,090   $ 2,094,250
                                $  1,783,970   $ 1,791,420
                                $  1,913,310   $ 1,906,250
                                $  2,065,230   $ 2,061,230
                                $  2,179,020   $ 2,186,140
                                $  2,307,580   $ 2,312,060
                                $  2,384,190   $ 2,409,400
                                $  2,385,150   $ 2,334,230
                                $  2,465,770   $ 2,427,600
                                $  2,536,530   $ 2,521,540
                                $  2,522,330   $ 2,462,040
 6/30/99                        $  2,652,480   $ 2,598,680
                                $  2,612,960   $ 2,517,600
                                $  2,557,300   $ 2,505,010
                                $  2,552,440   $ 2,436,370
                                $  2,770,170   $ 2,590,600
                                $  2,765,180   $ 2,643,180
                                $  2,823,250   $ 2,798,870
                                $  2,748,570   $ 2,658,370
                                $  2,659,170   $ 2,608,120
                                $  2,905,850   $ 2,863,200
                                $  2,835,670   $ 2,777,020
                                $  2,894,530   $ 2,720,090
 6/30/00                        $  2,868,500   $ 2,787,270
                                $  2,854,910   $ 2,743,790
                                $  3,012,320   $ 2,914,180
                                $  3,012,310   $ 2,760,310
                                $  3,143,730   $ 2,748,720
                                $  3,031,570   $ 2,532,120
                                $  3,124,150   $ 2,544,530
                                $  3,109,830   $ 2,634,860
                                $  2,961,500   $ 2,394,560
                                $  2,784,550   $ 2,242,980
                                $  2,905,620   $ 2,417,260
                                $  2,936,860   $ 2,433,460
 6/30/01                        $  2,848,320   $ 2,374,320
                                $  2,822,270   $ 2,351,060
                                $  2,675,100   $ 2,203,880
                                $  2,518,890   $ 2,026,030
                                $  2,554,110   $ 2,064,720
                                $  2,725,000   $ 2,223,090
                                $  2,739,520   $ 2,242,650
                                $  2,739,520   $ 2,242,650
                                $  2,637,530   $ 2,209,910
                                $  2,545,450   $ 2,167,260
                                $  2,641,780   $ 2,248,750
                                $  2,471,710   $ 2,112,470
                                $  2,439,110   $ 2,096,840
 6/30/02                        $  2,235,040   $ 1,947,540
                                $  2,046,310   $ 1,795,830
                                $  2,090,300   $ 1,807,500
                                $  1,837,660   $ 1,611,210
                                $  1,994,000   $ 1,752,840
                                $  2,129,020   $ 1,855,900
12/31/02                        $  2,005,640   $ 1,746,960

Please note: Class I inception is August 2, 1993. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* The graph and the performance table on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PORTFOLIO UPDATE

Portfolio weightings have only changed slightly for the past several quarters. The financial sector continues to be the largest weighting within the Portfolio at approximately 34%, versus approximately 20% for the financial sector of the S&P 500. As the economy continues to improve, this should be positive for credit trends at banks, and result in lower charge-offs and loan loss provisions, thereby aiding earnings. A stronger economy may also lead to a pickup in loan demand from corporate customers, an area that was weak during 2002.

The Portfolio is also overweighted in the consumer discretionary segment. The average consumer is carrying a heavy debt load. However, the key drivers of consumer spending tend to be wage growth and employment. Consumer confidence has deteriorated during the past several months as unemployment has risen to 6%. However, we feel that unemployment is close to its peak, and as we move through 2003 we expect the U.S. consumer to be resilient and continue to spend.

CURRENT STRATEGY AND OUTLOOK

For 2003, we believe there are several positive initiatives underway that provide hope to equity investors. First, we feel the underpinnings for an improving economy have been firmly put in place, thanks in part to the Federal Reserve which has lowered interest rates to levels not seen in 40 years. While this has not yet produced the kind of economic recovery we expected, we believe it ultimately will spark growth.

Secondly, we think the corporate cost cutting that has been done could result in strong earnings leverage as revenues begin to grow again. We feel the stock market is now at valuation levels that may allow stock prices to, at least, increase in line with their earnings growth. As such, we anticipate that the stock market may post a positive return this year.

[CHART]

INVESTMENT PROFILE AS OF DECEMBER 31, 2002

Money Market Mutual Funds                  4.2%
Financials                                33.8%
Healthcare                                15.0%
Telecommunications                         4.9%
Consumer Staples                           6.5%
Industrials                                3.3%
Information Technology                    13.8%
Consumer Discretionary                    17.7%
Energy                                     0.8%

FINANCIALS BREAKDOWN

  Insurance                14.1%
  Diversified Financials   13.0%
  Banks                     6.7%
-----------------------------------

               CUMULATIVE            AVERAGE ANNUAL
              TOTAL RETURN*           TOTAL RETURN*
                  SINCE                               SINCE
                INCEPTION    1 YEAR      5 YEAR     INCEPTION
CLASS I          167.42%    (26.79)%      1.30%      11.01%
CLASS A          147.36%    (31.15)%     (0.16)%     10.09%
CLASS B          141.71%    (31.20)%     (0.17)%      9.82%
CLASS C          142.15%    (28.26)%      0.27%       9.84%
S&P 500          132.93%    (22.10)%     (0.58)%      9.39%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*TOTAL RETURNS ARE FOR THE PERIOD ENDED 12/31/2002 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT, AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS 8/2/1993. ON 12/9/1993, THE PORTFOLIO COMMENCED SALES OF CLASS C SHARES, WHICH INCLUDE A ..75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION PRIOR TO 12/9/1993 FOR CLASS C SHARES IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES, WHICH, IF INCLUDED, WOULD LOWER CLASS C PERFORMANCE. QUOTATION OF CLASS C PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN (27.53)% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS A SHARES ON 12/20/1995, WHICH INCLUDE A .25% SHAREHOLDER SERVICES FEE. CLASS A PERFORMANCE SHOWN IS BASED ON A MAXIMUM 5.75% INITIAL SALES CHARGE. PERFORMANCE INFORMATION FOR CLASS A SHARES PRIOR TO THEIR INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES WHICH, IF INCLUDED, WOULD LOWER CLASS A PERFORMANCE. THE PORTFOLIO COMMENCED SALES OF CLASS B SHARES ON 8/3/1999. THESE SHARES INCLUDE A 1.00% DISTRIBUTION FEE. PERFORMANCE INFORMATION FOR CLASS B SHARES PRIOR TO THEIR INCEPTION REFLECT APPLICABLE CLASS C AND CLASS I PERFORMANCE DATA. CLASS B PERFORMANCE SHOWN IS NET OF CDSC. CLASS B SHARES OF THE PORTFOLIO ARE SUBJECT TO A 5.00% CDSC WHICH DECLINES TO 0.00% FOR SHARES HELD UP TO SIX YEARS.

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FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO

CAPITAL APPRECIATION PORTFOLIO MANAGERS

GERALD S. FREY, MARSHALL T. BASSETT AND JOHN A. HEFFERN

[PHOTO OF GERALD S. FREY]

Mr. Frey is managing director/chief investment officer, growthequities of Delaware Management Company. Mr. Frey has 21 years of experience in the money management business and holds a bachelor's degree in economics from Bloomsburg University and attended Wilkes College and New York University.

[PHOTO OF MARSHALL T. BASSETT]

Mr. Bassett is vice president/portfolio manager of Delaware Management Company and joined the company in 1997. Mr. Bassett received his bachelor's degree and MBA from Duke University.

[PHOTO OF JOHN A. HEFFERN]

Mr. Heffern is vice president/portfolio manager of Delaware Management Company and joined the company in 1997. Mr. Heffern holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill.

YEAR IN REVIEW

MARKET REVIEW

The past six-month period was a difficult one for stocks as investors remained concerned over the quality of corporate financial statements, global instability and a tepid economic rebound. Losses were nearly universal as all eleven sectors of the Russell 2000 Growth Index were down for the past two quarters. However, many stocks did make strong rallies during the period, with solid gains posted in mid-July and the mid-October through November timeframe.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS CAPITAL APPRECIATION PORTFOLIO (CLASS I) AND THE RUSSELL 2000 GROWTH INDEX.

              CAPITAL APPRECIATION           RUSSELL 2000
               PORTFOLIO (CLASS I)           GROWTH INDEX
                       $   750,000            $   750,000
  9/2/97               $   788,250            $   809,850
                       $   728,974            $   761,259
                       $   720,007            $   743,141
                       $   742,543            $   743,587
                       $   745,514            $   733,697
                       $   816,785            $   798,483
                       $   861,790            $   832,019
                       $   863,255            $   837,094
                       $   808,524            $   776,238
 6/30/98               $   805,533            $   784,155
                       $   750,032            $   718,678
                       $   597,025            $   552,807
                       $   611,294            $   608,862
                       $   657,813            $   640,645
                       $   694,585            $   690,359
                       $   754,389            $   752,836
                       $   728,212            $   786,714
                       $   670,537            $   714,729
                       $   691,324            $   740,174
                       $   722,088            $   805,531
                       $   750,538            $   806,820
 6/30/99               $   789,791            $   849,339
                       $   772,100            $   823,095
                       $   748,242            $   792,311
                       $   745,923            $   807,603
                       $   762,855            $   828,277
                       $   831,283            $   915,826
                       $   964,288            $ 1,077,290
                       $   947,371            $ 1,067,270
                       $ 1,184,210            $ 1,315,620
                       $ 1,224,200            $ 1,177,350
                       $ 1,116,540            $ 1,058,440
                       $ 1,008,890            $   965,718
 6/30/00               $ 1,112,700            $ 1,090,490
                       $ 1,114,240            $   997,033
                       $ 1,189,600            $ 1,101,920
                       $ 1,181,140            $ 1,047,160
                       $ 1,122,700            $   962,127
                       $   971,978            $   787,405
                       $ 1,059,560            $   835,594
                       $ 1,055,590            $   903,193
                       $   925,503            $   779,365
                       $   831,165            $   708,521
                       $   897,698            $   795,244
                       $   963,238            $   813,694
 6/30/01               $   991,043            $   836,884
                       $   879,824            $   765,498
                       $   832,158            $   717,654
                       $   723,918            $   601,825
                       $   794,423            $   659,720
                       $   842,089            $   714,807
                       $   921,531            $   759,340
                       $   883,796            $   732,307
                       $   831,165            $   684,927
                       $   889,754            $   744,447
                       $   879,824            $   728,367
                       $   847,054            $   685,757
 6/30/02               $   797,402            $   627,605
                       $   697,106            $   530,640
                       $   702,072            $   530,056
                       $   662,350            $   491,998
                       $   697,106            $   507,742
                       $   762,646            $   553,033
12/31/02               $   734,842            $   522,284

Please note: Class I inception is September 2, 1997. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* The graph and the performance table on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PORTFOLIO UPDATE

Strong stock selection was the main catalyst behind the Portfolio's performance for the period. Inspire Pharmaceuticals was the Portfolio's best performing stock, as it was up more than 140% during the period after announcing positive developments regarding its product for a "dry-eye" condition. Coach, Inc. was also a strong performer as it continued to deliver strong sales and earnings growth.

Technology and consumer stocks were generally the worst performers during the period. Declines in technology companies were primarily concentrated in the first quarter based on concerns about the magnitude and timing of future corporate expenditures, although many of these companies rebounded strongly during the mid-October rally. Brooks Automation was down substantially based on these concerns and we exited from the stock in mid-November. Consumer stocks suffered mostly in the latter part of the period, as signs appeared that the holiday shopping season would be disappointing. Urban Outfitters was down more than 30% during the period. But we still feel that the company will be able to successfully deliver earnings and sales growth and have held onto our shares.

CURRENT STRATEGY AND OUTLOOK

We remain cautious regarding our outlook for the coming year. Geopolitical concerns still weigh heavily upon the markets, and a strong rebound will most likely not occur until these issues are resolved. However, as the overall economy continues to rebound, there may be an opportunity to benefit from owning those companies whose growth prospects exceed the norm. We will continue to seek out and hold these companies over the course of 2003.

[CHART]

INVESTMENT PROFILE AS OF DECEMBER 31, 2002

Business Services                                  5.0%
Capital Goods                                      2.7%
Consumer Durables                                  2.2%
Consumer Non-Durables                             11.8%
Consumer Services                                 12.9%
Energy                                             4.4%
Financials                                        11.8%
Healthcare                                        23.6%
Technology                                        16.1%
Transportation                                     2.8%
Money Market Mutual Funds                          0.1%
U.S. Gov't & Angency Obligations                   6.6%

                   CUMULATIVE             AVERAGE ANNUAL
                 TOTAL RETURN*            TOTAL RETURN*
                     SINCE                                 SINCE
                   INCEPTION      1 YEAR      5 YEAR     INCEPTION
CLASS I            (2.03)%       (20.26)%     (0.21)%     (0.38)%
CLASS A           (13.80)%       (25.16)%     (1.72)%     (2.79)%
CLASS B           (12.32)%       (25.13)%     (1.54)%     (2.47)%
CLASS C           (12.30)%       (21.89)%     (1.34)%     (2.47)%
RUSSELL 2000
GROWTH INDEX      (29.70)%       (30.57)%     (6.64)%     (6.40)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*TOTAL RETURNS ARE FOR THE PERIOD ENDED 12/31/2002 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS 9/2/1997. THE PORTFOLIO COMMENCED SALES OF CLASS A SHARES ON 10/2/1997. THESE SHARES INCLUDE A .25% SHAREHOLDER SERVICES FEE. CLASS A PERFORMANCE SHOWN IS BASED ON A MAXIMUM 5.75% INITIAL SALES CHARGE. ON 10/2/1997, THE PORTFOLIO COMMENCED SALES OF CLASS C SHARES, WHICH INCLUDE A .75% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. QUOTATION OF CLASS C PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST YEAR AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN (21.10)% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS B SHARES ON 8/3/1999. THESE SHARES INCLUDE A 1.00% DISTRIBUTION FEE. CLASS B SHARES OF CAPITAL APPRECIATION PRIOR TO THEIR INCEPTION REFLECT APPLICABLE CLASS C PERFORMANCE DATA. CLASS B PERFORMANCE SHOWN IS NET OF CDSC. CLASS B SHARES OF THE PORTFOLIO ARE SUBJECT TO A 5.00% CDSC WHICH DECLINES TO 0.00% FOR SHARES HELD UP TO SIX YEARS.

FIRST FUNDS BOND PORTFOLIO

BOND PORTFOLIO MANAGERS

DANIELLE SCHONBAUM, CFA, CPA, WARREN SCHWARZMAN AND STEVEN WISHNIA

[PHOTO OF DANIELLE SCHONBAUM]

Ms. Schonbaum is senior analyst with Highland Capital Management Corp. She received her accounting degree from the University of Memphis in 1986. She began her career with Delta Life and Annuity Company as an investment accountant and then was promoted to vice president, portfolio manager until the company was bought out in 1997. After that she worked as a mortgage analyst for Morgan Keegan and then joined Highland Capital in 1999.

[PHOTO OF WARREN SCHWARZMAN]

Mr. Schwarzman is senior vice president with Highland Capital. Mr. Schwarzman graduated from the University of Michigan in 1972 and earned his master's in business administration from the University of Virginia in 1975. As a fixed income salesman from 1975-2000, Mr. Schwarzman began his career with Smith Barney and spent the following 11 years at Donaldson, Lufkin & Jenrette. He joined Highland Capital in 2001.

[PHOTO OF STEVEN WISHNIA]

Mr. Wishnia is president of Highland Capital. A 1972 graduate of Pace University, Mr. Wishnia was treasurer of S.G. Securities, a closed-end fund in Boston, Mass., from 1973 to 1975, prior to joining Highland Investment Corporation, the predecessor firm to Highland Capital. Mr. Wishnia was a co-founder of Highland Capital in 1987; he has co-managed the Portfolio since 1994.

YEAR IN REVIEW

MARKET REVIEW

The July-September quarter was responsible for the majority of the positive returns for the latter half of the period. Declining interest rates in the front-end of the yield curve led the charge but all parts of the yield curve participated.

Throughout the period, the bond market paid little or no attention to the performance of the economy. While gross domestic product rose in the July-September quarter to 4.0% from the previous quarter's 1.3% rate, many bonds actually went up in price. Normally, this would cause bond yields to rise and bond prices to fall due to increased demand for money and inflationary fears. The bond market's performance was, however, heavily influenced by the stock market travails, lingering corporate governance issues, rating agency downgrades, and the fear of another major bankruptcy.

In November, the Federal Reserve Bank (the Fed) surprised the bond market by lowering the federal funds rate by 50 basis points to 1.25%. Following the Fed's action, many corporate bonds delivered relatively strong performances. As a result, more investors were willing to accept added credit risk associated with corporate bonds.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX.

                                            LEHMAN BROTHERS
              BOND PORTFOLIO (CLASS I)   GOV'T/CREDIT INDEX
  8/2/93                   $   750,000          $   750,000
                           $   766,530          $   767,250
                           $   769,826          $   769,935
                           $   773,059          $   773,092
                           $   764,710          $   764,356
                           $   768,534          $   767,719
                           $   779,370          $   779,235
                           $   763,783          $   762,248
                           $   749,195          $   743,573
                           $   741,553          $   737,401
                           $   741,034          $   736,000
 6/30/94                   $   739,774          $   734,307
                           $   752,054          $   748,993
                           $   753,333          $   749,293
                           $   743,464          $   737,979
                           $   742,423          $   737,167
                           $   740,493          $   735,840
                           $   742,788          $   740,696
                           $   756,456          $   754,918
                           $   771,509          $   772,432
                           $   776,370          $   777,607
                           $   787,782          $   788,416
                           $   820,081          $   821,451
 6/30/95                   $   827,544          $   828,022
                           $   824,317          $   824,793
                           $   835,363          $   835,350
                           $   844,635          $   843,871
                           $   858,318          $   856,276
                           $   872,824          $   870,404
                           $   886,702          $   883,199
                           $   891,844          $   888,675
                           $   869,013          $   869,835
                           $   861,105          $   862,529
                           $   853,872          $   856,577
                           $   851,225          $   855,121
 6/30/96                   $   862,546          $   866,580
                           $   863,409          $   868,573
                           $   859,005          $   866,401
                           $   875,928          $   881,823
                           $   897,563          $   902,370
                           $   916,502          $   918,973
                           $   903,946          $   908,773
                           $   904,127          $   909,863
                           $   906,658          $   911,774
                           $   894,872          $   900,924
                           $   907,937          $   914,077
                           $   915,654          $   922,578
 6/30/97                   $   927,924          $   933,649
                           $   955,483          $   962,219
                           $   945,260          $   951,442
                           $   959,533          $   966,380
                           $   973,062          $   981,842
                           $   976,955          $   987,045
                           $   987,799          $   997,409
                           $ 1,001,530          $ 1,011,470
                           $   999,226          $ 1,009,450
                           $ 1,002,320          $ 1,012,580
                           $ 1,007,240          $ 1,017,040
                           $ 1,019,220          $ 1,027,920
 6/30/98                   $ 1,030,130          $ 1,038,400
                           $ 1,030,230          $ 1,040,060
                           $ 1,051,450          $ 1,060,340
                           $ 1,075,640          $ 1,090,670
                           $ 1,066,380          $ 1,082,930
                           $ 1,073,420          $ 1,089,420
                           $ 1,076,640          $ 1,092,040
                           $ 1,084,930          $ 1,099,790
                           $ 1,060,410          $ 1,073,620
                           $ 1,066,670          $ 1,078,980
                           $ 1,067,520          $ 1,081,680
                           $ 1,055,780          $ 1,070,540
 6/30/99                   $ 1,051,350          $ 1,067,220
                           $ 1,049,140          $ 1,064,230
                           $ 1,046,940          $ 1,063,380
                           $ 1,054,260          $ 1,072,850
                           $ 1,053,100          $ 1,075,640
                           $ 1,051,840          $ 1,074,990
                           $ 1,048,690          $ 1,068,430
                           $ 1,049,580          $ 1,068,110
                           $ 1,059,090          $ 1,081,460
                           $ 1,073,640          $ 1,097,040
                           $ 1,066,630          $ 1,091,660
                           $ 1,065,380          $ 1,090,680
 6/30/00                   $ 1,086,690          $ 1,112,930
                           $ 1,096,840          $ 1,124,730
                           $ 1,112,760          $ 1,140,580
                           $ 1,115,900          $ 1,144,920
                           $ 1,121,560          $ 1,152,130
                           $ 1,142,250          $ 1,171,830
                           $ 1,166,760          $ 1,194,920
                           $ 1,186,660          $ 1,214,990
                           $ 1,201,570          $ 1,227,510
                           $ 1,207,460          $ 1,233,160
                           $ 1,196,420          $ 1,223,910
                           $ 1,204,740          $ 1,231,000
 6/30/01                   $ 1,210,530          $ 1,236,910
                           $ 1,239,490          $ 1,267,710
                           $ 1,256,430          $ 1,283,940
                           $ 1,266,010          $ 1,295,750
                           $ 1,297,660          $ 1,328,660
                           $ 1,275,000          $ 1,306,870
                           $ 1,264,180          $ 1,296,550
                           $ 1,265,080          $ 1,306,010
                           $ 1,269,590          $ 1,317,120
                           $ 1,241,330          $ 1,290,380
                           $ 1,254,640          $ 1,315,410
                           $ 1,266,740          $ 1,327,510
 6/30/02                   $ 1,269,900          $ 1,338,800
                           $ 1,266,690          $ 1,354,860
                           $ 1,302,100          $ 1,385,210
                           $ 1,323,370          $ 1,414,990
                           $ 1,313,460          $ 1,401,410
                           $ 1,317,810          $ 1,402,250
12/31/02                   $ 1,354,900          $ 1,439,410

Please note: Class I inception is August 2, 1993. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* The graph and the performance table on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PORTFOLIO UPDATE

During the previous six months, we increased the Portfolio's allocation to U.S. Treasuries by .8% and agencies by 5.0%, while we lowered corporate exposure by 3.8%. We achieved this by selling three problem holdings: Athena Neurosciences, Coastal Corp. and Qwest. We selected these holdings because we felt their roads to recovery would be too long and arduous.

Throughout the period, we continued to add new names to the Portfolio, especially in the front-end of the curve. We felt that we could better control the volatility of the Baa exposure by assuming short duration risk. We also continued the theme of smaller position sizes to further help control market volatility.

CURRENT STRATEGY AND OUTLOOK

We think the economy may show improvement during the first half of 2003. With productivity continuing at a surprisingly strong pace, revenue growth could be the key driver of increased earnings. Improved earnings should temper stock market fears and ultimately help with employment growth. Going forward, we expect the Fed to hold rates steady to ensure the recovery continues on track. However, geopolitical risks are the one wild card we cannot quantify.

Looking ahead, we expect the Portfolio to remain overweighted in corporate bonds, because we believe they may outperform Treasuries and agencies in an improving economy. As the economy builds up steam, we will gradually shorten the Portfolio's duration, which may help the Portfolio's overall performance.

[CHART]

                   INVESTMENT PROFILE AS OF DECEMBER 31, 2002

Money Market Mutual Funds                  0.8%
Financials                                23.6%
Industrials                               29.9%
Mortgage Backed Obligations                0.3%
U.S. Gov't & Agency Obligations           45.4%

INDUSTRIALS BREAKDOWN

  Capital Goods             8.0%
  Telecommunications        7.0%
  Technology                4.9%
  Consumer Staples          3.7%
  Consumer Services         3.0%
  Travel & Transportation   2.4%
  Healthcare                0.9%
--------------------------------

                  CUMULATIVE         AVERAGE ANNUAL
                 TOTAL RETURN*        TOTAL RETURN*
                    SINCE                             SINCE
                  INCEPTION    1 YEAR    5 YEAR     INCEPTION
CLASS I            80.62%      7.18%      6.52%      6.48%
CLASS A            69.89%      2.94%      5.40%      5.79%
CLASS C            64.21%      5.37%      5.61%      5.41%
LEHMAN BROS.
GOV'T/CREDIT
INDEX              91.92%     11.02%      7.61%      7.17%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*TOTAL RETURNS ARE FOR THE PERIOD ENDED 12/31/2002 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS 8/2/1993. ON 12/2/1993, THE PORTFOLIO COMMENCED SALES OF CLASS C SHARES, WHICH INCLUDE A ..50% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. PERFORMANCE INFORMATION PRIOR TO 12/2/1993 FOR CLASS C IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES, WHICH, IF INCLUDED, WOULD LOWER CLASS C PERFORMANCE. QUOTATION OF CLASS C PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST SIXTEEN MONTHS AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 6.37% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS A SHARES ON 12/20/1995. THESE SHARES INCLUDE A .25% SHAREHOLDER SERVICES FEE. CLASS A PERFORMANCE SHOWN IS BASED ON A MAXIMUM 3.75% INITIAL SALES CHARGE. PERFORMANCE INFORMATION FOR CLASS A SHARES PRIOR TO THEIR INCEPTION DATE IS BASED ON THE PERFORMANCE OF CLASS I SHARES AND DOES NOT REFLECT THE EFFECTS OF THESE FEES WHICH, IF INCLUDED, WOULD LOWER CLASS A PERFORMANCE. TREASURY BONDS ARE GUARANTEED AS TO THE TIMELY PAYMENT OF INTEREST AND REPAYMENT OF PRINCIPAL IF HELD TO MATURITY.

FIRST FUNDS INTERMEDIATE BOND PORTFOLIO

INTERMEDIATE BOND PORTFOLIO MANAGERS
RALPH W. HERBERT AND TED L. FLICKINGER, JR.

[PHOTO OF RALPH W. HERBERT AND TED L. FLICKINGER, JR.]

Mr. Herbert is vice president for Martin & Company, the sub-adviser to the Portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank. That bank merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Tennessee National Corporation.

Mr. Flickinger is executive vice president for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 22-year career includes management positions in the investment departments of the Park National Bank and Fidelity Federal Savings and Loan of Knoxville.

YEAR IN REVIEW

MARKET REVIEW

During the beginning of the period, bond prices traded higher and gains occurred fairly evenly with increases in each of the first three months. The 10-year Treasury returned almost 5% in September, its best monthly performance in 22 years. Within the Lehman Brothers Intermediate Government/Credit Index, Treasuries provided the highest return, followed by agencies and then the credit sector. As the equity markets fell and investors fled stocks, bond prices rose. Other factors that pushed bond prices higher were the potential for military conflict in Iraq and the uncertainty about an economic recovery in the United States during the coming year.

Bond prices in the latter months of the period, however, followed the pattern of moving in the opposite direction of stock prices. As the stock market moved higher, bond prices dropped. Then as stocks traded down during December, the Lehman Brothers Intermediate Government/Credit Index posted its biggest monthly rally in more than seven years, recording a 2.2% return for the month. Another significant event that helped push short-term rates modestly lower was the unexpected 0.5% reduction in the federal funds rate.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS INTERMEDIATE BOND PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX.

                             INTERMEDIATE BOND   LEHMAN BROTHERS INTERMEDIATE
                            PORTFOLIO (CLASS I)            GOV'T/CREDIT INDEX
  3/2/98                            $   750,000                   $   750,000
                                    $   752,100                   $   752,400
                                    $   755,785                   $   756,162
                                    $   761,832                   $   761,682
 6/30/98                            $   766,250                   $   766,557
                                    $   768,472                   $   769,240
                                    $   779,923                   $   781,317
                                    $   795,131                   $   800,928
                                    $   794,893                   $   800,127
                                    $   795,528                   $   800,047
                                    $   798,870                   $   803,247
                                    $   802,784                   $   807,665
                                    $   794,435                   $   795,792
                                    $   799,202                   $   801,761
                                    $   800,640                   $   804,246
                                    $   794,876                   $   798,053
 6/30/99                            $   793,842                   $   798,612
                                    $   792,890                   $   797,893
                                    $   793,603                   $   798,532
                                    $   801,698                   $   805,958
                                    $   803,141                   $   808,053
                                    $   804,507                   $   809,104
                                    $   801,047                   $   806,434
                                    $   798,241                   $   803,450
                                    $   803,616                   $   810,038
                                    $   811,796                   $   818,463
                                    $   811,438                   $   816,580
                                    $   812,061                   $   817,887
 6/30/00                            $   825,426                   $   832,282
                                    $   831,178                   $   838,607
                                    $   842,155                   $   848,503
                                    $   850,465                   $   856,224
                                    $   855,416                   $   860,163
                                    $   868,197                   $   871,861
                                    $   886,416                   $   887,903
                                    $   898,475                   $   902,465
                                    $   906,746                   $   911,038
                                    $   913,454                   $   918,053
                                    $   911,215                   $   915,666
                                    $   915,320                   $   920,794
 6/30/01                            $   918,509                   $   924,201
                                    $   936,282                   $   943,424
                                    $   944,954                   $   952,858
                                    $   963,716                   $   966,770
                                    $   977,960                   $   982,819
                                    $   968,118                   $   972,990
                                    $   963,607                   $   967,639
                                    $   968,635                   $   972,671
                                    $   974,521                   $   980,355
                                    $   958,654                   $   965,453
                                    $   974,097                   $   981,383
                                    $   987,639                   $   991,197
 6/30/02                            $   997,445                   $   999,721
                                    $ 1,013,900                   $ 1,011,520
                                    $ 1,024,570                   $ 1,026,590
                                    $ 1,039,150                   $ 1,044,970
                                    $ 1,038,150                   $ 1,040,890
                                    $ 1,037,100                   $ 1,039,950
12/31/02                            $ 1,055,870                   $ 1,062,620

Please note: Class I inception is March 2, 1998. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* The graph and the performance table on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PORTFOLIO UPDATE

A large portion of the value-added in the Portfolio's fixed-income strategy involves the active management of the Portfolio's duration. Duration adjustments are made after analyzing current expected real rates of return relative to historical rates. During the past six months, nominal yields have been lower than they have been in more than 40 years with the 10-year Treasury rate reaching 3.57% in early October. After incorporating an inflation rate of 2%, expected real rates dropped to below 2%. Because real rates declined to such low levels, we shortened the Portfolio's duration to 85% of the benchmark Lehman Brothers Intermediate Government/Credit Index and maintained the duration of 3.1 years for the remainder of the period.

CURRENT STRATEGY AND OUTLOOK

We are reluctant to extend the duration of the Portfolio at present rates due to historical low yields and the low real returns available. We do not believe at the current, low rates that there is enough return to warrant longer maturities and the associated interest rate risk. However, we will seek to add yield when possible through the selective use of high quality corporate bonds and callable agencies. Going forward, we also anticipate higher than normal volatility in rates to continue because of the geopolitical and economic uncertainties.

[CHART]

INVESTMENT PROFILE AS OF DECEMBER 31, 2002

U.S. Treasury Obligations                          2.2%
U.S. Gov't & Agency Obligations                   54.2%
Industrials                                       14.8%
Financials                                        26.9%
Money Market Mutual Funds                          1.9%

FINANCIALS BREAKDOWN

  Banks                8.3%
  Broker/Dealers       8.0%
  Financial Services   7.8%
  Insurance            2.8%
---------------------------

                    CUMULATIVE          AVERAGE ANNUAL
                   TOTAL RETURN*         TOTAL RETURN*
                       SINCE                         SINCE
                     INCEPTION       1 YEAR        INCEPTION
CLASS I              40.77%          9.57%            7.33%
CLASS A              34.11%          5.50%            6.28%
CLASS B              31.95%          4.76%            6.18%
CLASS C              33.90%          7.73%            6.52%
LEHMAN BROS.
INTERMEDIATE
GOV'T/CREDIT
INDEX                41.68%          9.82%            7.47%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*TOTAL RETURNS ARE FOR THE PERIOD ENDED 12/31/2002 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS 3/2/1998. THE PORTFOLIO COMMENCED SALES OF CLASS A SHARES ON 3/9/1998. THESE SHARES INCLUDE A .25% SHAREHOLDER SERVICES FEE. CLASS A PERFORMANCE SHOWN IS BASED ON A MAXIMUM 3.50% INITIAL SALES CHARGE. ON 5/19/1998, THE PORTFOLIO COMMENCED SALES OF CLASS C SHARES, WHICH INCLUDE A .50% DISTRIBUTION FEE AND A .25% SHAREHOLDER SERVICES FEE. QUOTATION OF CLASS C PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE SIXTEEN MONTHS AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 8.73% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS B SHARES ON 10/28/2002. THESE SHARES INCLUDE A 0.70% DISTRIBUTION FEE. CLASS B SHARES PRIOR TO THEIR INCEPTION REFLECT APPLICABLE CLASS C PERFORMANCE DATA. CLASS B SHARES OF THE INTERMEDIATE BOND PORTFOLIO ARE SUBJECT TO A 4.00% CDSC WHICH DECLINES TO 0.00% FOR SHARES HELD UP TO SIX YEARS. TREASURY BONDS ARE GUARANTEED AS TO THE TIMELY PAYMENT OF INTEREST AND REPAYMENT OF PRINCIPAL IF HELD TO MATURITY.

FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO

TENNESSEE TAX-FREE PORTFOLIO MANAGERS
RALPH W. HERBERT AND TED L. FLICKINGER, JR.

[PHOTO OF RALPH W. HERBERT AND TED L. FLICKINGER, JR.]

Mr. Herbert is vice president for Martin & Company, the sub-adviser to the Portfolio. He is a graduate of the University of Tennessee and in 1979 he began his career with First American Bank. In 1987 he joined Culver Securities as a municipal debt underwriter and two years later became portfolio manager for Valley Fidelity Bank. That bank merged with First Tennessee Bank in 1991. Mr. Herbert joined Martin & Company in 1998 when the firm became a subsidiary of First Tennessee National Corporation.

Mr. Flickinger is executive vice president for Martin & Company and is a Chartered Financial Analyst. Prior to joining the firm in 1990, he was an assistant manager of the investment department of Home Federal Bank of Tennessee for six years. His 22-year career includes management positions in the investment departments of the Park National Bank and Fidelity Federal Savings and Loan of Knoxville.

YEAR IN REVIEW

MARKET REVIEW

During the first half of the period, municipal bond yields fell. A big driver for the lower yields was the sharp sell off in stocks. Bond prices rose as the equity markets fell. Other factors that pushed yields lower were the potential for military conflict in Iraq and the uncertainty about an economic recovery in the United States during the coming year.

The stock market rally in mid-October caused a sharp rise in bond yields as money flowed out of bonds and into stocks. While the stock market was gaining strength, the supply of new municipal bonds was up, putting additional pressure on longer municipal yields. Then in December, due to a sell-off in stocks, municipal yields moved back down.

Throughout the period, another issue that influenced municipal bond prices was the continued budget problems of several states and local governments. So far, the state of Tennessee and its local governments, although strapped for cash, are not struggling with huge deficits. But a number of other state and local governments could be downgraded. As a result, quality spreads could widen due to these problems.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $750,000 INVESTMENT IN THE FIRST FUNDS TENNESSEE TAX-FREE PORTFOLIO (CLASS I) AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX.

            TENNESSEE TAX-FREE    LEHMAN BROTHERS 10-YEAR
           PORTFOLIO (CLASS I)       MUNICIPAL BOND INDEX
12/15/95          $    750,000               $    750,000
                  $    755,175               $    754,575
                  $    759,706               $    762,196
                  $    756,895               $    759,071
                  $    746,753               $    749,659
                  $    741,899               $    747,035
                  $    740,860               $    744,943
 6/30/96          $    745,083               $    752,020
                  $    753,503               $    759,240
                  $    756,743               $    759,240
                  $    763,856               $    767,060
                  $    771,113               $    776,725
                  $    783,836               $    792,415
                  $    782,582               $    788,849
                  $    782,112               $    791,925
                  $    789,229               $    799,369
                  $    779,206               $    788,658
                  $    784,115               $    794,494
                  $    796,269               $    805,776
 6/30/97          $    806,700               $    814,639
                  $    828,562               $    837,530
                  $    819,696               $    829,406
                  $    830,188               $    839,940
                  $    834,339               $    844,392
                  $    838,427               $    848,276
                  $    850,082               $    861,679
                  $    858,412               $    871,243
                  $    859,013               $    871,243
                  $    861,762               $    870,633
                  $    860,039               $    865,845
                  $    869,327               $    880,564
 6/30/98          $    872,630               $    883,822
                  $    874,288               $    885,236
                  $    885,305               $    900,640
                  $    893,715               $    914,059
                  $    897,022               $    914,425
                  $    899,444               $    917,168
                  $    901,962               $    920,011
                  $    914,048               $    934,087
                  $    908,381               $    925,681
                  $    910,107               $    925,218
                  $    911,654               $    927,716
                  $    908,099               $    921,222
 6/30/99          $    894,659               $    904,087
                  $    899,043               $    910,144
                  $    896,256               $    906,777
                  $    897,869               $    909,860
                  $    891,494               $    903,491
                  $    898,537               $    913,339
                  $    896,111               $    908,590
                  $    893,170               $    904,864
                  $    896,337               $    912,013
                  $    908,130               $    929,706
                  $    904,957               $    925,057
                  $    899,118               $    919,600
 6/30/00          $    919,983               $    944,613
                  $    930,835               $    957,648
                  $    942,653               $    972,492
                  $    939,439               $    968,018
                  $    947,617               $    977,892
                  $    952,894               $    983,173
                  $    970,615               $  1,006,280
                  $    981,737               $  1,019,260
                  $    984,011               $  1,020,990
                  $    991,359               $  1,029,670
                  $    984,280               $  1,017,000
                  $    993,640               $  1,028,090
 6/30/01          $    998,076               $  1,034,260
                  $  1,009,420               $  1,048,430
                  $  1,022,730               $  1,066,360
                  $  1,024,270               $  1,064,860
                  $  1,033,780               $  1,077,640
                  $  1,024,480               $  1,063,740
                  $  1,017,060               $  1,052,460
                  $  1,031,520               $  1,072,360
                  $  1,042,090               $  1,087,690
                  $  1,025,580               $  1,065,280
                  $  1,045,140               $  1,090,000
                  $  1,049,670               $  1,095,120
 6/30/02          $  1,061,320               $  1,108,700
                  $  1,072,000               $  1,123,450
                  $  1,081,720               $  1,138,050
                  $  1,099,620               $  1,165,250
                  $  1,086,840               $  1,144,040
                  $  1,082,260               $  1,134,660
12/31/02          $  1,098,370               $  1,159,510

Please note: Class I inception is December 15, 1995. Minimum investment for Class I is $750,000. Past performance is not predictive of future results.* The graph and the performance table on the next page do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PORTFOLIO UPDATE

We shortened the average maturity of the Portfolio during the first half of the period from 7.8 years to 7.7 years as expected real returns dropped. By early October, nominal yields were lower than they had been in more than 40 years with the 10-year Treasury yield reaching 3.57%. When interest rates rose during November, we extended the average maturity to 8.2 years. This was primarily a result of extension swaps given the high relative value of municipal bonds versus Treasury notes. At the end of December, a 10-year, AA-rated general obligation bond was yielding 95% of the yield of the 10-year Treasury note. During the period, relative values remained at or near historical highs.

CURRENT STRATEGY AND OUTLOOK

Tax-free money markets have hovered around 0.6%, causing the municipal yield curve to be steep. However, we are reluctant to extend further at current rates due to historical low yields and the low real returns available. We do not believe at today's low rates, that there is enough return to warrant longer maturities and the associated interest rate risk. In 2002, new issue volume was around $350 billion, up nearly 25%. In 2003, continued heavy supply may keep municipal bonds at attractive relative values. Looking ahead, we also anticipate higher than normal volatility in rates to continue because of the geopolitical and economic uncertainties.

[CHART]

INVESTMENT PROFILE AS OF DECEMBER 31, 2002

General Obligations                   53.8%
Health & Education                    22.1%
Housing                                1.0%
Utilities                             16.5%
General Revenue                        3.2%
Other                                  3.0%
Money Market Mutual Funds              0.4%

                 CUMULATIVE            AVERAGE ANNUAL
                TOTAL RETURN*          TOTAL RETURN*
                   SINCE                              SINCE
                 INCEPTION    1 YEAR      5 YEAR    INCEPTION
CLASS I             46.45%     7.99%       5.26%      5.56%
CLASS A             38.94%     3.69%       4.26%      4.80%
CLASS B             41.42%     3.24%       4.28%      5.04%
CLASS C             42.48%     6.47%       4.77%      5.15%
LEHMAN BROS.
10-YEAR
MUNICIPAL
BOND INDEX          54.60%    10.17%       6.11%      6.38%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*TOTAL RETURNS ARE FOR THE PERIOD ENDED 12/31/2002 AND REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD HAVE BEEN LOWER. CLASS I INCEPTION DATE IS 12/15/1995. ON 12/15/1995, THE PORTFOLIO ALSO COMMENCED SALES OF CLASS C SHARES, WHICH INCLUDE A .50% DISTRIBUTION FEE. ON 12/29/1995, THE PORTFOLIO COMMENCED SALES OF CLASS A SHARES, WHICH INCLUDE A .25% SHAREHOLDER SERVICES FEE. CLASS A PERFORMANCE SHOWN IS BASED ON A MAXIMUM 3.75% INITIAL SALES CHARGE. QUOTATION OF CLASS C PERFORMANCE REFLECTS A 1% DEFERRED SALES LOAD APPLIED TO REDEMPTIONS MADE DURING THE FIRST TWO YEARS AFTER PURCHASE. WITHOUT THIS LOAD, THE FIGURES QUOTED WOULD HAVE BEEN 7.47% FOR 1 YEAR. THE PORTFOLIO COMMENCED SALES OF CLASS B SHARES ON 8/3/1999. THESE SHARES INCLUDE A 0.70% DISTRIBUTION FEE. CLASS B SHARES PRIOR TO THEIR INCEPTION REFLECT APPLICABLE CLASS C PERFORMANCE DATA. CLASS B PERFORMANCE SHOWN IS NET OF CDSC. CLASS B SHARES OF THE TENNESSEE TAX-FREE PORTFOLIO ARE SUBJECT TO A 4.00%CDSC WHICH DECLINES TO 0.00% FOR SHARES HELD UP TO SIX YEARS. TREASURY BONDS ARE GUARANTEED AS TO THE TIMELY PAYMENT OF INTEREST AND REPAYMENT OF PRINCIPAL IF HELD TO MATURITY.

FIRST FUNDS SEMI-ANNUAL REPORT

DEFINITION OF COMMON TERMS

BASIS POINT

     Smallest measure of quoting yields on bonds and notes. One basis point is 0.01% of yield.

BOND RATINGS

     The quality of bonds can, to some degree, be determined from the ratings of the two most prominent rating services: Moody's and Standard & Poor's. The ratings are used by the government and industry regulatory agencies, the investing public, and portfolio managers as a guide to the relative security and value of each bond. The ratings are not used as an absolute factor in determining the strength of the pledge securing a particular issue. However, since Moody's and Standard & Poor's rate bonds on a fee basis, some issuers choose not to be rated. Many non-rated issues are sound investments. The rating symbols of the two services are shown in the accompanying table.

                   MOODY'S INVESTORS    STANDARD & POOR'S CORP.
                   SERVICES, INC.       (PLUS (+) OR MINUS (-))
------------------------------------------------------------------
    Prime          Aaa                  AAA
    Excellent      Aa                   AA
    Good           A                    A2
    Average        Baa                  BBB
    Fair           Ba                   BB
    Poor           B                    B
    Marginal       Caa                  C

DIVIDEND

     Net income distributed to shareholders generated by securities in a portfolio. The Bond, Intermediate Bond, Tennessee Tax-Free, and all the Money Market Portfolios pay dividends monthly. The Growth & Income Portfolio pays dividends quarterly and the Capital Appreciation Portfolio pays dividends annually.

GAIN (OR LOSS)

     If a stock or bond appreciates in price, there is an unrealized gain; if it depreciates there is an unrealized loss. A gain or loss is OrealizedO upon the sale of a security; if a Portfolio's net gains exceed net losses, there may be a capital gain distribution to shareholders. There could also be an ordinary income distribution if the net gain is short term or no distribution if there is a capital loss carryover.

GENERAL OBLIGATION BONDS

     General Obligation Bonds (GOs) are debt-backed by the general taxing power of the issuer. Payment of the obligation may be backed by a specific tax or the issuer's general tax fund. Examples of GOs include sidewalk bonds, sewer bonds and street bonds. These bonds are also known as FULL FAITH AND CREDIT bonds because the debt is a general obligation of the issuer.

INSURED BONDS

     Insured Bonds refer to municipal obligations which are covered by an insurance policy issued by independent insurance companies. The policies insure the payment of principal and/or interest of the issuer. Examples of such companies are MBIA (Municipal Bond Investors Assurance Corporation), and AMBAC (American Municipal Bond Assurance Corporation).

NET ASSET VALUE (NAV)

     NAV is the total value of all securities and other assets held by a portfolio, minus liabilities, divided by the number of shares outstanding. It is the value of a single share of a mutual fund on a given day. The total value of your investment would be the NAV multiplied by the number of shares you own.

REVENUE BONDS

     Revenue Bonds are issued to provide capital for the construction of a revenue-producing facility. The interest and principal payments are backed to the extent that the facility produces revenue to pay. Examples of revenue bonds include toll bridges, roads, parking lots and ports. The municipality is not obligated to cover debt payments on revenue bonds in default.

SEC YIELD

     The SEC Yield was mandated by the Securities and Exchange Commission in 1988 as a standardized yield calculation intended to put performance presentations for all bond and money market funds on a level playing field. The SEC Yield does not take into account income derived from capital gains, option writing, futures, or return of capital. The formula also adjusts the income from premium or discounted bonds to reflect the amortization of that bond.

TOTAL RETURN

     Total return measures a portfolio's performance over a stated period of time, taking into account the combination of dividends paid and the gain or loss in the value of the securities held in the Portfolio. It may be expressed on an average annual basis or a cumulative basis (total change over a given period).

DEFINITION OF INDICES

STANDARD & POOR'S 500 INDEX is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely-held common stocks. It has an average market capitalizaton of $18 billion.

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities over one year.

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT INDEX, an unmanaged index, is a broad measure of bond performance, and includes reinvestment of dividends and capital gains. This index includes only investment-grade bonds with maturities of up to 10 years.

LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, an unmanaged index, is a broad measure of shorter-term municipal bond performance and includes reinvestment of dividends and capital gains.

NASDAQ COMPOSITE INDEX is an unmanaged market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National MarketSystem traded foreign common stocks and ADRs. The index includes over 5,000 companies with a market capitalization over$2.3 trillion.

RUSSELL 2000(R) INDEX, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The index had a total market capitalization range of approximately $1.3 billion to $128 million.

THE RUSSELL 2000(R) GROWTH INDEX, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

FIRST FUNDS SEMI-ANNUAL REPORT

GROWTH & INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                                           VALUE
                                                         SHARES           (NOTE 1)
                                                     ---------------  ----------------
COMMON STOCKS - 95.8%
CONSUMER DISCRETIONARY - 17.7%
MEDIA - 9.2%
Comcast Corp., Class A*                                    1,157,835   $    26,109,179
McGraw-Hill Co., Inc.                                        120,480         7,281,811
Omnicom Group, Inc.                                          301,715        19,490,789
                                                                       ---------------
TOTAL MEDIA                                                                 52,881,779
                                                                       ---------------
RETAILING - 8.5%
Costco Wholesale Corp.*                                      851,500        23,910,120
Federated Department Stores, Inc.*                           211,800         6,091,368
Home Depot, Inc.                                             772,090        18,499,277
                                                                       ---------------
TOTAL  RETAILING                                                            48,500,765
                                                                       ---------------
TOTAL CONSUMER DISCRETIONARY                                               101,382,544
                                                                       ---------------
CONSUMER STAPLES - 6.5%
FOOD, BEVERAGE & TOBACCO - 4.4%
Pepsico, Inc.                                                589,500        24,888,690
                                                                       ---------------
HOUSEHOLD & PERSONAL PRODUCTS - 2.1%
Avon Products, Inc.                                          227,100        12,233,877
                                                                       ---------------
TOTAL CONSUMER STAPLES                                                      37,122,567
                                                                       ---------------
ENERGY - 0.8%
ENERGY - 0.8%
Exxon Mobile Corp.                                           136,800         4,779,792
                                                                       ---------------
TOTAL ENERGY                                                                 4,779,792
                                                                       ---------------
FINANCIALS - 33.8%
BANKS - 6.7%
FleetBoston Financial Corp.                                  684,831        16,641,393
Wells Fargo & Co.                                            456,506        21,396,436
                                                                       ---------------
TOTAL BANKS                                                                 38,037,829
                                                                       ---------------
DIVERSIFIED FINANCIALS - 13.0%
Capital One Financial Corp.                                  696,900        20,711,868
Federal Home Loan Mortgage Corp.                             481,325        28,422,241
J. P. Morgan Chase & Co.                                   1,052,475        25,259,400
                                                                       ---------------
TOTAL DIVERSIFIED FINANCIALS                                                74,393,509
                                                                       ---------------
INSURANCE - 14.1%
AFLAC, Inc.                                                  855,600        25,770,672
American International Group, Inc.                           425,270        24,601,870
XL Capital Ltd., Class A                                     396,700        30,645,075
                                                                       ---------------
TOTAL INSURANCE                                                             81,017,617
                                                                       ---------------
TOTAL FINANCIALS                                                           193,448,955
                                                                       ---------------
HEALTHCARE - 15.0%
HEALTHCARE EQUIPMENT & SUPPLIES - 4.5%
Medtronic, Inc.                                              566,750        25,843,800
                                                                       ---------------
PHARMACEUTICALS & BIOTECHNOLOGY - 10.5%
Pfizer, Inc.                                                 221,400         6,768,198
Pharmacia Corp.                                              611,725        25,570,105
Schering-Plough Corp.                                        848,000        18,825,600
Wyeth                                                        239,262   $     8,948,399
                                                                       ---------------
TOTAL PHARMACEUTICALS & BIOTECH.                                            60,112,302
                                                                       ---------------
TOTAL HEALTHCARE                                                            85,956,102
                                                                       ---------------
INDUSTRIALS - 3.3%
CAPITAL GOODS - 3.2%
General Electric Co.                                         742,900        18,089,615
                                                                       ---------------
COMMERCIAL SERVICES & SUPPLIES - 0.1%
Equifax, Inc.                                                 38,150           882,791
                                                                       ---------------
TOTAL INDUSTRIALS                                                           18,972,406
                                                                       ---------------
INFORMATION TECHNOLOGY - 13.8%
SOFTWARE - 5.0%
Microsoft Corp.*                                             549,600        28,419,816
                                                                       ---------------
TECHNOLOGY HARDWARE & EQUIPMENT - 8.8%
Cisco Systems, Inc.*                                       2,305,130        30,174,152
Intel Corp.                                                  952,900        14,827,124
Texas Instruments, Inc.                                      370,400         5,559,704
                                                                       ---------------
TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                                       50,560,980
                                                                       ---------------
TOTAL INFORMATION TECHNOLOGY                                                78,980,796
                                                                       ---------------
TELECOMMUNICATIONS - 4.9%
TELECOMMUNICATION SERVICES - 4.9%
Vodafone Group, plc ADR                                    1,550,025        28,086,453
                                                                       ---------------
TOTAL TELECOMMUNICATIONS                                                    28,086,453
                                                                       ---------------
TOTAL COMMON STOCKS
   (Cost $620,948,660)                                                     548,729,615
                                                                       ---------------
MONEY MARKET MUTUAL FUNDS - 4.2%
SSgA Prime Money Market Fund                              12,149,028        12,149,028
SSgA U.S. Treasury Money
   Market Fund                                            11,987,115        11,987,115
                                                                       ---------------
TOTAL MONEY MARKET MUTUAL FUNDS
   (Cost $24,136,143)                                                       24,136,143
                                                                       ---------------

TOTAL INVESTMENTS - 100.0%
   (Cost $645,084,803)                                                 $   572,865,758
                                                                       ===============

* Non-income producing security
ADR - American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

INCOME TAX INFORMATION:

At December 31, 2002, the net unrealized depreciation based on cost for income tax purposes of $645,084,803 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                                 $    42,365,563

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                                    (114,584,608)
                                                                       ---------------

Net unrealized depreciation                                            $   (72,219,045)
                                                                       ===============

The Growth & Income Portfolio intends to elect to defer to its fiscal year ending June 30, 2003, $3,255,652 of losses recognized during the period November 1, 2001 to June 30, 2002.

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 2002, aggregated $60,728,980 and $131,516,705, respectively.

CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

DUE                                                        PRINCIPAL        VALUE
DATE        COUPON                                            AMOUNT       (NOTE 1)
----        ------                                   ---------------   ---------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 6.6%
FEDERAL HOME LOAN MORTGAGE CORPORATION DISCOUNT
  NOTES - 6.6%
01/07/03    1.260%                                   $     2,494,563   $     2,494,589
01/21/03    1.275%                                           320,000           319,799
                                                                       ---------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
    (Cost $2,814,348)                                                        2,814,388
                                                                       ---------------

                                                         SHARES
                                                     ---------------
COMMON STOCKS - 93.3%
BUSINESS SERVICES - 5.0%
Cumulus Media, Inc., Class A*                                 70,900         1,048,611
 Fidelity National Information
  Solutions, Inc.*                                            11,300           194,586
Getty Images, Inc.*                                           20,400           623,220
Watson Wyatt & Company Holdings*                              11,300           245,775
                                                                       ---------------
TOTAL BUSINESS SERVICES                                                      2,112,192
                                                                       ---------------
CAPITAL GOODS - 2.7%
Cal Dive International, Inc.*                                 21,100           496,694
Varian, Inc.*                                                 22,700           648,539
                                                                       ---------------
TOTAL CAPITAL GOODS                                                          1,145,233
                                                                       ---------------
CONSUMER DURABLES - 2.2%
Gentex Corp.*                                                 26,200           828,706
WCI Communities, Inc.*                                        11,500           117,300
                                                                       ---------------
TOTAL CONSUMER DURABLES                                                        946,006
                                                                       ---------------
CONSUMER NON-DURABLES - 11.8%
American Italian Pasta Co., Class A*                           9,800           352,604
Coach, Inc.*                                                  32,200         1,060,024
Constellation Brands, Inc., Class A*                          23,300           552,443
Cost Plus, Inc.*                                              30,400           871,568
Dick's Sporting Goods, Inc.*                                   7,700           147,840
Hibbett Sporting Goods, Inc.*                                 26,650           637,468
Krispy Kreme Doughnuts, Inc.*                                 16,800           567,336
Urban Outfitters, Inc.*                                       34,300           805,364
                                                                       ---------------
TOTAL CONSUMER NON-DURABLES                                                  4,994,647
                                                                       ---------------
CONSUMER SERVICES - 12.9%
California Pizza Kitchen, Inc.*                               19,000           478,800
Cheesecake Factory, Inc.*                                     24,800           895,280
Extended Stay America, Inc.*                                  37,700           556,075
First Cash Financial Services, Inc.*                          32,000           326,720
Gray Television, Inc.                                         43,600           425,100
Landry's Restaurants, Inc.                                    27,200           577,728
Lin TV Corp.*                                                 39,400           959,390
Mediacom Communications Corp.*                                71,000           621,960
Sonic Corp.*                                                  31,275           640,199
                                                                       ---------------
TOTAL CONSUMER SERVICES                                                      5,481,252
                                                                       ---------------
ENERGY - 4.4%
Denbury Resources, Inc.                                       45,300           511,890
Pride International, Inc.*                                    90,100         1,342,490
                                                                       ---------------
TOTAL ENERGY                                                                 1,854,380
                                                                       ---------------

    The accompanying notes are an integral part of the financial statements.

                                                                            VALUE
                                                          SHARES           (NOTE 1)
                                                     ---------------   ---------------
COMMON STOCKS (CON'T)
FINANCIALS - 11.8%
Allegiant Bancorp, Inc.                                        7,900   $       142,200
BankAtlantic Bancorp, Inc.                                    24,800           234,360
Brookline Bancorp, Inc.                                       16,600           197,540
Brown & Brown, Inc.                                            9,300           300,576
Doral Financial Corp.                                         21,600           617,328
Harleysville Group Inc.                                       12,300           322,260
Hub International Ltd.                                         8,300           106,489
LendingTree, Inc.*                                            22,600           291,088
PMA Capital Corp.                                             12,700           180,086
R&G Financial Corp., Class B                                  18,100           420,825
Redwood Trust, Inc.                                           31,500           872,550
RLI Corp.                                                     17,600           491,040
Stewart Information Services Corp.*                           21,800           466,302
Wintrust Financial Corp.                                      11,500           358,915
                                                                       ---------------
TOTAL FINANCIALS                                                             5,001,559
                                                                       ---------------
HEALTHCARE - 23.6%
CIMA Labs, Inc.*                                              29,500           713,605
Conceptus, Inc.*                                              66,500           796,670
Cross Country, Inc.*                                           9,200           127,236
CV Therapuetics, Inc.*                                        11,300           205,999
First Horizon Pharmaceutical Corp.*                           33,300           248,418
Fischer Imaging Corp.*                                        54,600           329,238
Inhale Therapuetic Systems, Inc.*                             79,800           644,784
Inspire PharMaceuticals, Inc.*                               257,300         2,395,463
IntraBiotics Pharmaceuticals, Inc.*                          369,900            99,873
Medicis Pharmaceutical Corp.*                                 17,900           889,093
Neurocrine Biosciences, Inc.*                                 26,400         1,203,576
Pain Therapeutics, Inc.*                                     100,000           229,000
Tanox Biosciences, Inc.*                                      64,600           583,984
The Medicines Co.*                                            25,000           397,500
Trimeris, Inc.*                                               14,500           622,050
XOMA, Ltd.*                                                  127,900           538,459
                                                                       ---------------
TOTAL HEALTHCARE                                                            10,024,948
                                                                       ---------------
TECHNOLOGY - 16.1%
Advanced Fibre Communications, Inc.*                          47,500           791,825
Agile Software Corp.*                                        119,300           923,382
CIENA Corp.*                                                  40,292           205,892
CoorsTek, Inc.*                                               12,200           311,588
Cymer, Inc.*                                                  14,400           463,680
Integral Systems, Inc.*                                       46,500           932,325
Jack Henry & Associates, Inc.                                 52,400           629,848
O2Micro International, Ltd.*                                  90,900           873,549
Skyworks Solutions, Inc.*                                     53,400           459,774
Tekelec*                                                      47,000           488,800
Veridian Corp.*                                               22,600           482,284
WebEx Communications, Inc.*                                   18,200           270,998
                                                                       ---------------
TOTAL TECHNOLOGY                                                             6,833,945
                                                                       ---------------
TRANSPORTATION - 2.8%
Heartland Express, Inc.*                                      27,960           639,725
Knight Transportation, Inc.*                                  26,200           549,152
                                                                       ---------------
TOTAL TRANSPORTATION                                                         1,188,877
                                                                       ---------------
TOTAL COMMON STOCKS
  (Cost $39,716,974)                                                        39,583,039
                                                                       ---------------
MONEY MARKET MUTUAL FUNDS - 0.1%
SSgA Prime Money Market Fund                                  26,526   $        26,526
SSgA U.S. Treasury Money Market Fund                          26,524            26,524
                                                                       ---------------
TOTAL MONEY MARKET MUTUAL FUNDS
  (Cost $53,050)                                                                53,050
                                                                       ---------------
TOTAL INVESTMENTS - 100.0%
  (Cost $42,584,372)                                                   $    42,450,477
                                                                       ===============

* Non-income producing security.

INCOME TAX INFORMATION:

At December 31, 2002, the net unrealized depreciation based on cost for income tax purposes of $44,064,516 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                          $     6,103,767

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                             (7,717,806)
                                                                       ---------------

Net unrealized depreciation                                            $    (1,614,039)
                                                                       ===============

At June 30, 2002, the Capital Appreciation Portfolio had capital loss carryovers of $1,358,307 and $9,707,159 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2009 and June 30, 2010, respectively.

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 2002, aggregated $11,813,260 and $11,921,947, respectively.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

DUE                                                        PRINCIPAL        VALUE
DATE                        COUPON                            AMOUNT       (NOTE 1)
----                        ------                   ---------------   ---------------
U.S. GOVERNMENT & AGENCY
 OBLIGATIONS - 45.4%
U.S. TREASURY BONDS - 14.4%
05/15/16                    7.250%                   $     7,370,000   $     9,437,057
08/15/23                    6.250%                        12,505,000        14,691,424
05/15/30                    6.250%                         9,360,000        11,200,925
                                                                       ---------------
TOTAL U.S. TREASURY BONDS                                                   35,329,406
                                                                       ---------------
U.S. TREASURY NOTES - 9.6%
05/15/06                    4.625%                        10,000,000        10,785,160
08/15/07                    6.125%                         1,185,000         1,362,658
02/15/08                    5.500%                         1,125,000         1,269,316
05/15/08                    5.625%                           950,000         1,077,804
08/15/11                    5.000%                         8,355,000         9,161,776
                                                                       ---------------
TOTAL U.S. TREASURY NOTES                                                   23,656,714
                                                                       ---------------
FEDERAL HOME LOAN BANK - 0.2%
06/28/04                    4.750%                           500,000           523,518
                                                                       ---------------
FEDERAL HOME LOAN MORTGAGE
 CORPORATION -14.7%
07/15/04                    6.250%                           400,000           428,489
01/15/05                    6.875%                         3,485,000         3,834,953
09/15/07                    3.500%                         1,950,000         1,990,620
04/15/08                    5.750%                         3,750,000         4,209,255
03/15/09                    5.750%                         7,510,000         8,433,144
01/15/12                    5.750%                         4,200,000         4,673,336
07/15/12                    5.125%                         1,810,000         1,926,448
03/15/31                    6.750%                         4,985,000         5,961,616
07/15/32                    6.250%                         4,183,000         4,738,611
                                                                       ---------------
TOTAL FEDERAL HOME LOAN MRTG. CORP.                                         36,196,472
                                                                       ---------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION - 6.5%
06/15/05                    5.750%                         2,000,000         2,180,874
12/15/05                    6.000%                           500,000           553,647
06/15/06                    5.250%                         1,415,000         1,541,988
02/15/08                    5.750%                         2,850,000         3,193,228
06/15/09                    6.375%                         5,145,000         5,953,316
11/15/10                    6.625%                         1,475,000         1,731,827
01/15/30                    7.125%                           625,000           771,277
                                                                       ---------------
TOTAL FEDERAL NAT'L MORTGAGE ASSOC.                                         15,926,157
                                                                       ---------------
TOTAL U.S. GOVERNMENT & AGENCY
  OBLIGATIONS
  (Cost $100,133,216)                                                      111,632,267
                                                                       ---------------

CORPORATE BONDS & NOTES - 53.5%
FINANCIALS - 23.6%
BANKS - 6.0%
Bank of New York
09/01/07                    3.900%                         2,415,000         2,465,048
CCB Financial Corp.
12/01/03                    6.750%                         1,225,000         1,277,446
Capital One Bank, Inc.
07/30/04                    6.500%                         1,240,000         1,212,710
First Chicago Corp.
01/15/03                    7.625%                         3,250,000         3,254,924
National City Corp.
05/15/05                    7.200%                         2,000,000         2,200,328
US Bank
02/04/14                    6.300%                         2,500,000         2,813,272
Union Planters Bank
06/15/07                    5.125%                   $     1,500,000   $     1,598,048
                                                                       ---------------
TOTAL BANKS                                                                 14,821,776
                                                                       ---------------
BROKER/DEALERS - 9.1%
Donaldson, Lufkin &
 Jenrette, Inc.
07/15/03                    6.170%                         3,000,000         3,071,682
11/01/05                    6.875%                         1,000,000         1,092,759
Goldman Sachs Group, Inc.
08/17/05                    7.625%                         3,800,000         4,285,488
JP Morgan Chase & Co.
03/01/07                    5.350%                         2,730,000         2,887,794
Lehman Brothers, Inc.
05/15/04                    7.375%                         3,700,000         3,943,353
Merrill Lynch & Co., Inc.
01/15/07                    7.000%                         2,580,000         2,898,424
Salomon, Inc.
02/01/04                    7.200%                         4,000,000         4,227,816
                                                                       ---------------
TOTAL BROKER/DEALERS                                                        22,407,316
                                                                       ---------------
FINANCIAL SERVICES - 6.9%
Boeing Capital Corp.
05/15/06                    5.650%                         2,250,000         2,357,593
Countrywide Funding Corp.
10/22/04                    6.840%                         2,500,000         2,686,598
Ford Motor Credit Co.
08/01/05                    7.600%                         3,500,000         3,573,658
General Electric Corp.
09/11/03                    6.750%                         3,425,000         3,549,057
General Motors Acceptance Corp.
01/15/06                    6.750%                         3,500,000         3,624,673
IOS Capital, Inc.
06/15/04                    9.750%                         1,200,000         1,220,563
                                                                       ---------------
TOTAL FINANCIAL SERVICES                                                    17,012,142
                                                                       ---------------
INSURANCE - 1.6%
Marsh and McLennan Cos., Inc.
06/15/04                    6.625%                         1,210,000         1,292,380
Nationwide Mutual Ins. Co., 144A*
02/15/04                    6.500%                         2,620,000         2,707,487
                                                                       ---------------
TOTAL INSURANCE                                                              3,999,867
                                                                       ---------------
TOTAL FINANCIALS                                                            58,241,101
                                                                       ---------------
INDUSTRIALS - 29.9%
CAPITAL GOODS - 8.0%
Arrow Electronics, Inc.
01/15/07                    7.000%                         4,000,000         4,002,652
Dover Corp.
11/15/05                    6.450%                         3,525,000         3,895,872
Lockheed Martin Corp.
03/15/03                    6.750%                         3,500,000         3,529,953
05/15/06                    7.250%                         2,300,000         2,590,285
Tyco International, Ltd.
01/15/09                    6.125%                         4,000,000         3,740,000
06/15/28                    7.000%                         2,300,000         2,024,000
                                                                       ---------------
TOTAL CAPITAL GOODS                                                         19,782,762
                                                                       ---------------

    The accompanying notes are an integral part of the financial statements.

DUE                                                        PRINCIPAL        VALUE
DATE                        COUPON                            AMOUNT       (NOTE 1)
----                        ------                   ---------------   ---------------
CORPORATE BONDS & NOTES (CON'T)
INDUSTRIALS (CON'T)
CONSUMER SERVICES - 3.0%
Cendant Corp.
08/15/06                    6.875%                   $     2,805,000   $     2,910,642
Comcast Cable Corp.
01/30/11                    6.750%                         1,300,000         1,352,630
USA Waste Services, Inc.
10/01/04                    7.000%                         3,000,000         3,140,748
                                                                       ---------------
TOTAL CONSUMER SERVICES                                                      7,404,020
                                                                       ---------------
CONSUMER STAPLES - 3.7%
Coca-Cola Enterprises, Inc.
10/15/36                    6.700%                         2,250,000         2,473,783
Price/Costco, Inc.
06/15/05                    7.125%                         3,700,000         4,109,875
Rite Aid Corp.
08/15/13                    6.875%                         3,450,000         2,492,625
                                                                       ---------------
TOTAL CONSUMER STAPLES                                                       9,076,283
                                                                       ---------------
HEALTHCARE - 0.9%
Cardinal Health, Inc.
02/15/04                    6.500%                         2,000,000         2,099,696
                                                                       ---------------
TOTAL HEALTHCARE                                                             2,099,696
                                                                       ---------------
TECHNOLOGY - 4.9%
AOL Time Warner, Inc.
04/15/11                    6.750%                         4,400,000         4,575,608
05/01/32                    7.700%                           500,000           520,367
Computer Sciences Corp.
03/15/09                    6.250%                         2,390,000         2,562,582
International Business
Machines Corp.
11/29/32                    5.875%                         2,500,000         2,473,753
Science Applications
Int'l, Inc.
07/01/12                    6.250%                         1,835,000         1,979,251
                                                                       ---------------
TOTAL TECHNOLOGY                                                            12,111,561
                                                                       ---------------
TRAVEL & TRANSPORTATION - 2.4%
Continental Airlines, Inc.
02/02/20                    6.795%                         2,416,685         1,583,716
Norfolk Southern Corp.
02/15/04                    7.875%                         2,400,000         2,558,446
United Airlines, Inc.
04/01/11                    7.186%                         2,257,627         1,735,505
                                                                       ---------------
TOTAL TRAVEL & TRANSPORTATION                                                5,877,667
                                                                       ---------------
TELECOMMUNICATIONS - 7.0%
Airtouch Communications, Inc.
05/01/08                    6.650%                         2,500,000         2,828,118
GTE Corp.
04/15/06                    6.360%                         4,400,000         4,751,507
11/01/08                    6.900%                         3,500,000         3,975,139
TCI Communications
05/01/03                    6.375%                         1,250,000         1,250,087
Sprint Capital Corp.
11/15/03                    5.700%                   $     1,255,000   $     1,248,725
Verizon Wireless, Inc.
12/15/06                    5.375%                         3,000,000         3,134,058
                                                                       ---------------
TOTAL TELECOMMUNICATIONS                                                    17,187,634
                                                                       ---------------
TOTAL INDUSTRIALS                                                           73,539,623
                                                                       ---------------
TOTAL CORPORATE BONDS & NOTES
  (Cost $127,812,997)                                                      131,780,724
                                                                       ---------------

MORTGAGE-BACKED OBLIGATIONS - 0.3%
Federal National Mortgage Association
Pool #250885
04/01/27                    7.500%                           558,448           595,116
Government National Mortgage Association
Pool #26825
09/15/08                    9.000%                            38,767            42,034
                                                                       ---------------
TOTAL MORTGAGE-BACKED OBLIGATIONS
  (Cost $594,991)                                                              637,150
                                                                       ---------------

                                                         SHARES
                                                     ---------------
MONEY MARKET
MUTUAL FUNDS - 0.8%
SSgA Prime Money Market Fund                               1,956,512         1,956,512
                                                                       ---------------
TOTAL MONEY MARKET MUTUAL FUNDS
   (Cost $1,956,512)                                                         1,956,512
                                                                       ---------------
TOTAL INVESTMENTS - 100.0%
   (Cost $230,497,716)                                                 $   246,006,653
                                                                       ===============

* Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to a value of $2,707,487 or 1.09% of net assets.

INCOME TAX INFORMATION:

At December 31, 2002, the net unrealized appreciation based on cost for income tax purposes of $231,028,541 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                                 $    17,981,283

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                                      (3,003,171)
                                                                       ---------------

Net unrealized appreciation                                            $    14,978,112
                                                                       ===============

The Bond Portfolio intends to elect to defer to its fiscal year ending June30, 2003, $1,298,633 of losses recognized during the period November 1, 2001 to June 30, 2002.

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 2002, aggregated $23,421,570 and $32,273,016, respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the six months ended December 31, 2002, aggregated $8,397,689 and $5,364,389, respectively.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

INTERMEDIATE BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

DUE                                                        PRINCIPAL        VALUE
DATE                        COUPON                            AMOUNT       (NOTE 1)
----                        ------                   ---------------   ---------------
U.S. GOVERNMENT & AGENCY
 OBLIGATIONS - 56.4%
U.S. TREASURY
 NOTES - 2.2%
05/15/06                    4.625%                   $     5,000,000   $     5,392,580
                                                                       ---------------
FEDERAL HOME LOAN
 BANK - 13.1%
11/14/03                    6.375%                         3,000,000         3,130,878
02/15/06                    5.375%                         9,500,000        10,355,266
08/15/06                    6.375%                         5,000,000         5,646,670
11/15/07                    5.875%                         7,000,000         7,885,073
03/08/11                    6.350%                         3,800,000         3,988,370
11/15/11                    5.625%                         1,000,000         1,097,972
                                                                       ---------------
TOTAL FEDERAL HOME LOAN BANK                                                32,104,229
                                                                       ---------------
FEDERAL HOME LOAN MORTGAGE
 CORPORATION - 10.1%
01/15/04                    5.000%                         5,000,000         5,189,065
01/15/06                    5.250%                         6,500,000         7,061,301
07/15/06                    5.500%                         5,500,000         6,045,952
01/05/07                    6.700%                         5,500,000         6,347,203
                                                                       ---------------
TOTAL FEDERAL HOME LOAN MRTG. CORP.                                         24,643,521
                                                                       ---------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION - 22.3%
02/13/04                    5.125%                         4,500,000         4,688,451
08/15/05                    3.125%                        10,000,000        10,083,370
02/15/06                    5.500%                         3,500,000         3,827,632
05/02/06                    5.500%                        18,000,000        19,503,468
01/20/07                    5.000%                         4,000,000         4,156,668
02/01/11                    6.250%                         5,000,000         5,595,455
02/17/11                    6.250%                         2,000,000         2,093,204
08/01/12                    5.250%                         4,500,000         4,698,878
                                                                       ---------------
TOTAL FEDERAL NAT'L
 MORTGAGE ASSOC.                                         54,647,126
                                                                       ---------------
OTHER - 8.7%
Private Export Funding Corp.
03/15/06                    5.340%                        10,000,000        10,900,230
Tennessee Valley Authority
07/15/04                    4.750%                        10,000,000        10,451,310
                                                                       ---------------
TOTAL OTHER                                                                 21,351,540
                                                                       ---------------
TOTAL U.S. GOVERNMENT & AGENCY
 OBLIGATIONS
  (Cost $129,361,502)                                                      138,138,996
                                                                       ---------------
CORPORATE BONDS & NOTES - 41.7%
FINANCIALS - 26.9%
BANKS - 8.3%
AmSouth Bank, 144A*
02/01/08                    6.450%                         2,600,000         2,850,362
BancOne Corp.
05/01/07                    7.600%                           725,000           850,032
First Chicago Corp.
01/15/03                    7.625%                         1,525,000         1,527,310
First Union National Bank
02/15/10                    7.875%                   $     5,000,000   $     6,000,435
National City Corp.
03/01/04                    6.625%                         1,650,000         1,741,818
Regions Financial Corp.
03/01/11                    7.000%                         4,500,000         5,156,779
Union Planters Corp.
11/01/05                    6.750%                         2,000,000         2,199,266
                                                                       ---------------
TOTAL BANKS                                                                 20,326,002
                                                                       ---------------
BROKER/DEALERS - 8.0%
Bear Stearns Co.
01/15/07                    5.700%                         3,000,000         3,239,139
Lehman Brothers, Inc.
01/18/12                    6.625%                         4,500,000         4,980,735
Merrill Lynch & Co., Inc.
01/15/04                    5.880%                         4,000,000         4,162,616
08/01/04                    6.550%                         1,400,000         1,490,713
Morgan Stanley Group, Inc.
03/01/07                    6.875%                         5,000,000         5,626,455
                                                                       ---------------
TOTAL BROKER/DEALERS                                                        19,499,658
                                                                       ---------------
FINANCIAL SERVICES - 7.8%
Associates Corp. of
 North America
04/15/03                    6.000%                         4,000,000         4,050,536
Boeing Capital Corp.
09/27/05                    7.100%                         3,000,000         3,249,651
Ford Motor Credit Co
08/01/05                    7.600%                         3,500,000         3,573,657
General Motors Acceptance
 Corp.
03/12/03                    5.800%                         5,000,000         5,027,620
07/15/05                    7.500%                         3,000,000         3,159,258
                                                                       ---------------
TOTAL FINANCIAL SERVICES                                                    19,060,722
                                                                       ---------------
INSURANCE - 2.8%
AIG Sunamerica Global
 Financing, 144A*
08/01/08                    5.850%                         5,000,000         5,545,000
Cigna Corp.
01/15/06                    6.375%                         1,350,000         1,409,473
                                                                       ---------------
TOTAL INSURANCE                                                              6,954,473
                                                                       ---------------
TOTAL FINANCIALS                                                            65,840,855
                                                                       ---------------
INDUSTRIALS  - 14.8%
CAPITAL GOODS - 0.5%
Lockheed Martin Corp.
03/15/03                    6.750%                         1,300,000         1,311,125
                                                                       ---------------
CONSUMER CYCLICALS - 3.5%
DaimlerChrysler AG
01/18/11                    7.750%                         3,000,000         3,427,215

    The accompanying notes are an integral part of the financial statements.

DUE                                                        PRINCIPAL        VALUE
DATE                        COUPON                            AMOUNT       (NOTE 1)
----                        ------                   ---------------   ---------------
CORPORATE BONDS & NOTES (CON'T)
INDUSTRIALS (CON'T)
CONSUMER CYCLICALS (CON'T)
Walt Disney Co.
12/15/03                    5.125%                   $     5,000,000   $     5,120,475
                                                                       ---------------
TOTAL CONSUMER CYCLICALS                                                     8,547,690
                                                                       ---------------
CONSUMER STAPLES - 2.6%
Kraft Foods, Inc.
06/01/12                    6.250%                         4,395,000         4,914,801
Safeway, Inc.
09/15/04                    6.850%                         1,400,000         1,491,308
                                                                       ---------------
TOTAL CONSUMER STAPLES                                                       6,406,109
                                                                       ---------------
HEALTHCARE - 1.6%
Abbott Laboratories
07/01/06                    5.625%                         3,500,000         3,826,312
                                                                       ---------------
MATERIALS - 0.2%
Alcoa, Inc.
06/01/11                    6.500%                           400,000           452,154
                                                                       ---------------
TECHNOLOGY - 2.2%
Pitney Bowes, Inc.
02/01/05                    5.950%                         5,000,000         5,368,560
                                                                       ---------------
TELECOMMUNICATIONS - 4.2%
Bellsouth Corp.
10/15/11                    6.000%                         5,000,000         5,482,920
GTE North, Inc.
11/01/08                    6.900%                         3,500,000         3,975,139
New York Telephone Co.
02/15/04                    6.250%                           875,000           911,281
                                                                       ---------------
TOTAL TELECOMMUNICATIONS                                                    10,369,340
                                                                       ---------------
TOTAL INDUSTRIALS                                                           36,281,290
                                                                       ---------------
TOTAL CORPORATE BONDS & NOTES
  (Cost $95,041,738)                                                       102,122,145
                                                                       ---------------

                                                          SHARES
                                                     ---------------
MONEY MARKET MUTUAL
  FUNDS - 1.9%
SSgA Prime Money Market Fund                               1,587,762         1,587,762
SSgA U.S. Treasury Money Market Fund                       3,106,031         3,106,031
                                                                       ---------------
TOTAL MONEY MARKET MUTUAL FUNDS
   (Cost $4,693,793)                                                         4,693,793
                                                                       ---------------
TOTAL INVESTMENTS - 100.0%
   (Cost $229,097,033)                                                 $   244,954,934
                                                                       ===============

* Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to a value of $8,395,362 or 3.37% of net assets.

INCOME TAX INFORMATION:

At December 31, 2002, the net unrealized appreciation based on cost for income tax purposes of $229,097,033 was as follows:

Aggregate gross unrealized appreciation for
all investments in which there was an excess
of value over tax cost                                                 $    15,858,916

Aggregate gross unrealized depreciation for
all investments in which there was an excess
of tax cost over value                                                          (1,015)
                                                                       ---------------

Net unrealized appreciation                                            $    15,857,901
                                                                       ===============

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 2002 aggregated $39,158,878 and $41,508,278 respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the six months ended December 31, 2002, aggregated $28,905,986 and $10,708,600, respectively.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

TENNESSEE TAX-FREE PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

DUE                                     BOND RATING        PRINCIPAL        VALUE
DATE                       COUPON         MOODY/S&P           AMOUNT       (NOTE 1)
----                       ------       -----------   --------------   ---------------
TENNESSEE MUNICIPAL OBLIGATIONS - 99.0%
GENERAL OBLIGATION BONDS - 53.8%
Anderson County
Rural Elementary School
03/01/08                    5.150%, FGIC    Aaa/AAA   $      500,000   $       507,670
Bradley County
03/01/10                    4.250%, FGIC    Aaa/AAA        1,000,000         1,062,020
Chattanooga
05/01/08                    5.400%, FSA     Aaa/AAA          500,000           516,875
Collierville
Water & Sewer Systems
11/01/16                    5.500%, MBIA    Aaa/AAA        1,000,000         1,060,950
Crockett County
04/01/11                    5.000%, AMBAC    Aaa/NR          500,000           529,870
Franklin City
Special School District
06/01/12                    5.100%           Aa3/NR        2,500,000         2,796,800
Franklin County
03/01/13                    5.250%, MBIA    Aaa/AAA          750,000           817,612
Grundy County
05/01/06                    5.350%, FGIC    Aaa/AAA          300,000           333,033
Hamilton County
07/01/05                    5.400%           Aa1/NR          500,000           540,665
11/01/09                    5.000%           Aa1/NR        3,100,000         3,449,463
11/01/15                    5.300%           Aa1/NR        3,535,000         3,839,646
Jackson
03/01/14                    5.125%, MBIA     Aaa/NR        3,100,000         3,248,397
Johnson City
06/01/08                    5.600%, FSA     Aaa/AAA          500,000           535,420
06/01/12                    5.900%, FSA     Aaa/AAA          245,000           263,375
05/01/14                    5.550%, FGIC    Aaa/AAA        2,250,000         2,474,978
Knox County
04/01/08                    5.100%            Aa/AA        2,000,000         2,058,920
Knoxville
05/01/07                    5.250%, MBIA    Aaa/AAA        3,000,000         3,188,790
05/01/08                    5.300%, MBIA    Aaa/AAA        1,350,000         1,427,396
La Vergne
Water & Sewer
03/01/14                    5.400%            A1/NR          500,000           546,100
Lawrenceburg
Water & Sewer
07/01/15                    5.500%, FSA     Aaa/AAA        1,330,000         1,480,450
Lincoln County
04/01/14                    5.250%, FGIC     Aaa/NR        1,315,000         1,476,456
Maury County
04/01/07                    5.125%, AMBAC   Aaa/AAA        2,000,000         2,056,340
Memphis
11/01/10                    5.200%            Aa/AA        1,000,000         1,083,300
10/01/11                    5.125%           Aa2/AA        1,000,000         1,080,890
07/01/12                    5.250%            Aa/AA        3,000,000         3,207,900
04/01/13                    5.250%           Aa2/AA        4,000,000         4,357,360
11/01/13                    5.250%            Aa/AA        1,000,000         1,069,760
Metropolitan Nashville & Davidson
Energy Production
07/01/13                    5.250%           Aa2/NR        1,000,000         1,131,840
Monroe County
05/01/06                    5.250%, FSA      Aaa/NR        1,500,000         1,660,365
Murfreesboro
08/01/04                    5.500%            A1/NR        1,000,000         1,017,970
Putnam County
04/01/05                    5.250%, MBIA    Aaa/AAA        3,000,000         3,089,430
04/01/07                    5.100%, MBIA    Aaa/AAA        1,540,000         1,585,368
Rutherford County
04/01/09                    5.250%          Aa3/AA-   $      500,000   $       554,145
04/01/14                    5.000%           Aa2/AA        5,000,000         5,383,950
Shelby County
04/01/09                    5.500%          Aa3/AA+        1,125,000         1,214,190
06/01/09                    5.625%          Aa2/AA+        1,000,000         1,126,040
11/01/09                    5.300%          Aa2/AA+        3,000,000         3,363,390
03/01/10                    5.500%          Aa3/AA+        2,000,000         2,280,940
04/01/14                    5.625%           NR/AA+          500,000           550,715
04/01/14                    5.625%          Aa3/AA+        1,500,000         1,622,640
05/01/14                    4.700%          Aa3/AA+        2,000,000         2,097,880
Tennessee State
03/01/07                    5.400%          Aa1/AA+        1,740,000         1,849,133
05/01/11                    5.000%          Aa1/AA+        4,000,000         4,420,520
05/01/13                    5.300%          Aa1/AA+          750,000           813,330
Tipton County
04/01/12                    5.250%, AMBAC    Aaa/NR          500,000           533,740
Warren County
06/01/12                    5.000%, MBIA     Aaa/NR        1,845,000         2,055,662
Weakley County
05/01/09                    5.000%, FGIC    Aaa/AAA          350,000           366,919
White House
02/01/12                    5.300%, MBIA    Aaa/AAA        1,000,000         1,012,930
Williamson County
04/01/06                    5.500%           Aa1/NR        2,000,000         2,037,680
03/01/11                    6.000%           Aa1/NR        1,000,000         1,181,200
04/01/12                    5.000%           Aa1/NR        2,500,000         2,772,800
03/01/13                    5.000%           Aa1/NR        2,500,000         2,712,175
03/01/14                    5.000%           Aa1/NR        2,000,000         2,155,180
03/01/15                    5.150%           Aa1/NR        1,500,000         1,690,725
Wilson County
04/01/07                    5.250%            A1/NR        1,000,000         1,027,970
                                                                       ---------------
TOTAL GENERAL OBLIGATION BONDS                                              96,319,263
                                                                       ---------------
REVENUE BONDS - 45.2%
HEALTH & EDUCATION - 22.1%
Blount County
07/01/09                    5.250%          Baa1/NR        2,765,000         2,849,885
Bristol
Memorial Hospital
9/01/13                     5.125%, FGIC    Aaa/AAA        1,500,000         1,550,415
Franklin County
09/01/09                    4.750%            NR/A+        2,150,000         2,333,137
Jackson
04/01/06                    5.300%            A1/A+        1,000,000         1,073,030
04/01/07                    5.300%            A1/A+        2,000,000         2,121,720
04/01/10                    5.500%, AMBAC   Aaa/AAA          400,000           434,960
Johnson City
07/01/09                    5.125%, MBIA     NR/AAA        5,705,000         6,425,427
Knox County
04/01/05                    4.875%          Baa1/NR        2,600,000         2,682,342
Knox County
Baptist Health
04/15/11                    5.500%, CONLEE   NR/AAA        3,000,000         3,260,670
Knox County
Health Education
01/01/12                    4.200%           NR/NR*        3,400,000         3,162,986
01/01/18                    5.500%, FSA      NR/AAA        2,000,000         2,167,820
Knox County
Ft. Sanders
01/01/14                    5.750%, MBIA    Aaa/AAA        1,000,000         1,155,310

   The accompanying notes are an integral part of the financial statements.

DUE                                     BOND RATING        PRINCIPAL        VALUE
DATE                       COUPON         MOODY/S&P           AMOUNT       (NOTE 1)
----                       ------       -----------   --------------   ---------------
REVENUE BONDS (CON'T)
HEALTH & EDUCATION (CON'T)
Metropolitan Nashville & Davidson
Vanderbilt University
07/01/14                    5.375%           Aa3/AA   $    1,000,000   $     1,078,850
05/01/16                    5.600%           Aa3/AA        2,600,000         2,889,744
Shelby County
08/01/12                    5.500%, MBIA    Aa2/AAA          650,000           709,222
08/01/12                    5.500%, MBIA    Aaa/AAA        1,350,000         1,536,638
Sullivan County
Holston Valley Healthcare
02/15/13                    5.750%, MBIA    Aaa/AAA        1,200,000         1,229,256
Tennessee State School
Board Authority
05/01/11                    5.500%            A1/AA          500,000           545,655
Wilson County
03/30/07                    5.000%, FSA     Aaa/AAA        2,000,000         2,220,840
                                                                       ---------------
TOTAL HEALTH & EDUCATION                                                    39,427,907
                                                                       ---------------
HOUSING - 1.0%
Metropolitan Nashville & Davidson
Multi-Family Housing
02/01/21                    5.200%           NR/AAA        1,000,000         1,057,610
Tennessee Housing
Development Agency
01/01/11                    5.800%           Aa2/AA          400,000           426,664
07/01/13                    5.800%           Aa2/AA          350,000           359,111
                                                                       ---------------
TOTAL HOUSING                                                                1,843,385
                                                                       ---------------
INDUSTRIAL DEVELOPMENT - 2.4%
Chattanooga
10/01/16                    5.400%, AMBAC   Aaa/AAA        3,210,000         3,501,821
Memphis-Shelby County
03/15/05                    5.400%           NR/AA-          650,000           686,654
                                                                       ---------------
TOTAL INDUSTRIAL DEVELOPMENT                                                 4,188,475
                                                                       ---------------
STATE AUTHORITY  - 3.2%
Tennessee State Local
Development Authority
03/01/05                    5.500%           A2/AA-        2,500,000         2,563,875
03/01/14                    5.125%, MBIA    Aaa/AAA        2,000,000         2,099,360
10/01/14                    6.450%              A/A        1,000,000         1,106,730
                                                                       ---------------
TOTAL STATE AUTHORITY                                                        5,769,965
                                                                       ---------------
UTILITIES - 16.5%
Clarksville
Water, Sewer & Gas
02/01/10                    5.300%, MBIA     Aaa/NR          900,000         1,026,009
Dickson
Electric
09/01/11                    5.625%, MBIA    Aaa/AAA        1,000,000         1,141,160
Fayetteville
Electric
04/01/11                    5.250%             A/NR        1,750,000         1,821,032
Harpeth Valley
Utility District
09/01/03                    5.250%             A1/A        1,000,000         1,025,840
09/01/06                    5.500%             A1/A          500,000           521,825
09/01/11                    5.500%             A1/A        1,650,000         1,707,008
Johnson City
Electric
05/01/10                    5.400%, MBIA    Aaa/AAA   $      500,000   $       535,660
05/01/12                    5.100%, MBIA    Aaa/AAA        1,500,000         1,603,905
Knoxville
Gas
03/01/14                    5.350%           Aa3/AA        2,760,000         2,917,927
La Follette
Electric
06/01/11                    5.800%, AMBAC   Aaa/AAA          430,000           482,421
03/01/15                    5.250%, AMBAC    Aaa/NR        1,000,000         1,056,350
Lawrenceburg
Electric
07/01/06                    5.200%, MBIA    Aaa/AAA          345,000           381,260
Lenoir City
Electric
06/01/07                    5.000%, AMBAC    Aaa/NR        2,000,000         2,229,280
Madison
Utility District
02/01/10                    5.600%, MBIA    Aaa/AAA          500,000           556,970
Metropolitan Nashville & Davidson
Electric
05/15/15                    5.125%           Aa3/AA        1,000,000         1,074,930
Metropolitan Nashville & Davidson
Water & Sewer
01/01/08                    5.000%, FGIC    Aaa/AAA        4,000,000         4,424,520
01/01/13                    5.200%, FGIC    Aaa/AAA        1,500,000         1,678,440
Memphis
Sanitation Sewer System
01/01/05                    5.250%          Aa2/AA+        2,250,000         2,416,320
Rutherford  County
Utilities District
02/01/11                    5.100%, FGIC     Aaa/NR          500,000           537,575
Sevier County
Solid Waste
09/01/06                    5.500%, AMBAC   Aaa/AAA          775,000           839,968
09/01/10                    5.400%, AMBAC   Aaa/AAA          500,000           533,945
Sevier County
Gas
05/01/11                    5.400%, AMBAC    Aaa/NR        1,000,000         1,078,829
                                                                       ---------------
TOTAL UTILITIES                                                             29,591,174
                                                                       ---------------
TOTAL REVENUE BONDS                                                         80,820,906
                                                                       ---------------
TOTAL TENNESSEE MUNICIPAL OBLIGATIONS
  (Cost $166,976,827)                                                      177,140,169
                                                                       ---------------

OTHER STATE MUNICIPAL OBLIGATIONS - 0.6%
REVENUE BONDS - 0.6%
TRANSPORTATION - 0.6%
Indianapolis
Public Improvement Transportation
07/01/10                    6.000%           Aa/AA-          950,000           991,638
                                                                       ---------------
TOTAL REVENUE BONDS                                                            991,638
                                                                       ---------------
TOTAL OTHER STATE MUNICIPAL OBLIGATIONS
  (Cost $948,358)                                                              991,638
                                                                       ---------------

    The accompanying notes are an integral part of the financial statements.

                                                                            VALUE
                                                         SHARES            (NOTE 1)
                                                     ---------------   ---------------
MONEY MARKET MUTUAL FUNDS - 0.4%
Federated Municipal Obligations Fund                         799,957   $       799,957
Federated Tax Free Fund                                           47                47
                                                                       ---------------
TOTAL MONEY MARKET MUTUAL FUNDS
  (Cost $800,004)                                                              800,004
                                                                       ---------------
TOTAL INVESTMENTS - 100.0%
  (Cost $168,725,189)                                                  $   178,931,811
                                                                       ===============

* At December 31, 2002, this security was rated A by Fitch.

The Portfolio had the following insurance concentration of 10% or greater at December 31, 2002 (as a percentage of net assets):

     MBIA 19.9%

INCOME TAX INFORMATION:

At December 31, 2002, the net unrealized appreciation based on cost for income tax purposes of $168,725,189 was as follows:

Aggregate gross unrealized appreciation for all
investments in which there was an excess of value
over tax cost                                                          $    10,443,636

Aggregate gross unrealized depreciation for all
investments in which there was an excess of tax
cost over value                                                               (237,014)
                                                                       ---------------

Net unrealized appreciation                                            $    10,206,622
                                                                       ===============

OTHER INFORMATION:

Purchases and sales of securities, other than short-term securities, for the six months ended December 31, 2002, aggregated $8,966,058 and $10,743,185, respectively.

RATINGS:

The Moody's and S&P ratings are believed to be the most recent ratings at December 31, 2002.

INCOME TAX INFORMATION:

Tennessee Tax-Free Portfolio had designated 99.8% of the dividends paid during the six months ended December 31, 2002, as exempt-interest dividends. Thus, 0.02% of these distributions are not exempt from federal income tax.

THE PORTFOLIO IS NOT DIVERSIFIED AND MAY INVEST A HIGHER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF A SMALLER NUMBER OF ISSUERS.

U.S. GOVERNMENT MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

DUE                       DISCOUNT RATE OR                 PRINCIPAL            VALUE
DATE                      COUPON RATE                         AMOUNT          (NOTE 1)
----                      ----------------           ---------------   ---------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 71.5%
FEDERAL FARM CREDIT BANK - 11.0%
01/03/03                    1.319%*                  $    10,000,000   $     9,998,663
03/03/03                    1.220%                         5,000,000         4,999,175
11/04/03                    4.850%                         2,000,000         2,049,799
                                                                       ---------------
TOTAL FEDERAL FARM CREDIT BANK                                              17,047,637
                                                                       ---------------
FEDERAL HOME LOAN BANK - 40.0%
01/03/03                    1.262%*                       20,000,000        19,992,374
01/06/03                    1.505%*                        5,000,000         4,998,100
01/13/03                    5.125%                         1,200,000         1,201,332
01/16/03                    5.370%                         1,000,000         1,001,381
01/17/03                    1.273%*                       20,000,000        19,999,509
04/11/03                    2.800%                         3,000,000         3,000,000
06/16/03                    2.650%                         2,000,000         1,999,805
07/30/03                    1.875%                         4,000,000         4,000,000
08/12/03                    1.625%                         2,000,000         1,997,172
09/02/03                    5.575%                         2,000,000         2,047,943
09/15/03                    5.125%                         1,700,000         1,740,785
                                                                       ---------------
TOTAL FEDERAL HOME LOAN BANK                                                61,978,401
                                                                       ---------------
FEDERAL HOME LOAN MORTGAGE CORP. - 5.5%
02/15/03                    7.000%                         8,000,000         8,052,991
05/15/03                    7.375%                           500,000           509,810
                                                                       ---------------
TOTAL FEDERAL HOME LOAN MRTG. CORP.                                          8,562,801
                                                                       ---------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.0%
01/10/03                    1.586%*                        1,000,000           999,988
01/15/03                    5.250%                         1,030,000         1,031,276
02/01/03                    1.527%*                        5,000,000         4,997,986
03/31/03                    1.260%                         2,988,000         2,978,797
04/15/03                    5.750%                         8,100,000         8,192,364
06/27/03                    1.970%                         3,000,000         2,971,107
07/25/03                    1.800%                         2,000,000         1,979,600
                                                                       ---------------
TOTAL FEDERAL NAT'L  MORTGAGE ASSOC.                                        23,151,118
                                                                       ---------------
TOTAL U.S. GOVERNMENT & AGENCY
   OBLIGATIONS                                                             110,739,957
                                                                       ---------------

                                                        MATURITY
                                                         AMOUNT
                                                     ---------------
REPURCHASE AGREEMENTS - 28.5%
Shearson Lehman, 1.10%,
dated 12/31/02, due 1/02/03,
collaterized by $25,750,000
Federal National Mortgage
Association, 2.46%, due 10/08/04                     $    25,001,528        25,000,000

State Street, 1.10%,
dated 12/31/02, due 1/02/03,
collaterized by $19,722,564
Federal Home Loan Mortgage Corp.,
2.35%, due 10/08/04                                       19,146,170        19,145,000
                                                                       ---------------
TOTAL REPURCHASE AGREEMENTS                                                 44,145,000
                                                                       ---------------
TOTAL INVESTMENTS - 100.0%                                             $   154,884,957
                                                                       ===============

    The accompanying notes are an integral part of the financial statements.

* Floating or variable rate security rate disclosed as of December 31, 2002. Maturity date represents the next interest rate reset date.

INCOME TAX INFORMATION:

Total cost for federal income tax purposes - $154,884,957

As of June 30,2002, the U.S. Government Money Market Portfolio had capital loss carryovers of $7,014, $919, $6,010, $3,440, and $557 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2005, June 30, 2006, June 30, 2008, June 30, 2009, and June 30, 2010, respectively.

The U.S. Government Money Market Portfolio intends to elect to defer to its fiscal year ending June30, 2003, $1,243 of losses recognized during the period November 1, 2001 to June 30, 2002.

MUNICIPAL MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

DUE                       DISCOUNT RATE OR                 PRINCIPAL        VALUE
DATE                      COUPON RATE                         AMOUNT       (NOTE 1)
----                      ----------------           ---------------   ---------------
MUNICIPAL BONDS & NOTES - 100.0%
ALABAMA - 1.7%
Homewood
Building Authority
12/10/21                    1.800%                   $     1,500,000   $     1,500,000
                                                                       ---------------
ARKANSAS - 0.8%
Arkansas Hospital Equipment
Financial Authority
01/02/03                    1.620%*                          500,000           500,000
Arkansas State University
12/01/03                    1.600%*                          225,000           225,000
                                                                       ---------------
                                                                               725,000
                                                                       ---------------
ARIZONA - 1.8%
Apache County
Industrial Development
01/01/03                    1.550%*                        1,600,000         1,600,000
                                                                       ---------------
CALIFORNIA - 3.9%
California State
01/02/03                    1.420%*                        1,500,000         1,500,000
California State Revenue
06/20/03                    2.500%                         2,000,000         2,008,463
                                                                       ---------------
                                                                             3,508,463
                                                                       ---------------
COLORADO - 0.6%
Denver City & County
08/01/03                    5.000%                           500,000           510,304
                                                                       ---------------
FLORIDA - 4.5%
Orange County Housing Financial Authority
01/01/03                    1.550%*                        4,100,000         4,100,000
                                                                       ---------------
GEORGIA - 7.0%
Cobb County Housing Authority
01/01/03                    1.600%*                        1,000,000         1,000,000
Fulton County
Development Authority
01/01/03                    1.550%*                        1,000,000         1,000,000
Georgia Local Government
01/02/03                    1.260%*                        3,500,000         3,500,000
Georgia State
03/01/03                    5.950%                           800,000           805,577
                                                                       ---------------
                                                                             6,305,577
                                                                       ---------------
ILLINOIS - 2.2%
Illinois Educational Facilities Authority
01/01/03                    1.600%*                        1,400,000         1,400,000
Illinois Health Facilities Authority
01/01/03                    1.550%*                          600,000           600,000
                                                                       ---------------
                                                                             2,000,000
                                                                       ---------------
INDIANA - 3.7%
Hendricks County
Industrial Redevelopment
01/02/03                    1.650%*                        1,000,000         1,000,000
Indiana State Educational
Facilities Authority
01/01/03                    1.600%*                        1,300,000         1,300,000
03/20/03                    2.360%                         1,000,000         1,000,807
                                                                       ---------------
                                                                             3,300,807
                                                                       ---------------

    The accompanying notes are an integral part of the financial statements.

DUE                       DISCOUNT RATE OR                 PRINCIPAL             VALUE
DATE                      COUPON RATE                         AMOUNT          (NOTE 1)
----                      ----------------           ---------------   ---------------
MUNICIPAL BONDS & NOTES (CON'T)
IOWA - 2.3%
Davenport
06/01/03                    4.400%                   $       100,000   $       101,169
Des Moines
Commercial Development
01/02/03                    1.750%*                        2,000,000         2,000,000
                                                                       ---------------
                                                                             2,101,169
                                                                       ---------------
KANSAS - 0.2%
Butler & Sedgewick Counties
09/01/03                    5.700%                           205,000           210,316
                                                                       ---------------
LOUISIANA - 1.1%
Louisiana Public Facilities
10/15/03                    3.000%                         1,000,000         1,013,240
                                                                       ---------------
MARYLAND - 0.1%
Maryland State Health & Higher Education Facilities
01/01/03                    1.650%*                          100,000           100,000
                                                                       ---------------
MASSACHUSETTS - 1.6%
Massachusetts State
Housing Financial Agency
01/01/03                    1.550%*                          670,000           670,000
01/01/03                    1.550%*                          800,000           800,000
                                                                       ---------------
                                                                             1,470,000
                                                                       ---------------
MICHIGAN - 5.4%
Chippewa Valley Schools
05/01/03                    4.800%                           250,000           252,954
Detroit
Economic Development
01/02/03                    1.750%*                        2,000,000         2,000,000
Detroit
Sewer Disposal
01/02/03                    1.600%*                          200,000           200,000
Michigan State University
01/01/03                    1.500%*                        2,400,000         2,400,000
                                                                       ---------------
                                                                             4,852,954
                                                                       ---------------
MINNESOTA - 2.3%
Hennepin County
01/02/03                    1.450%*                          340,000           340,000
Minneapolis
01/02/03                    1.650%*                          270,000           270,000
Minneapolis Convention Center
01/02/03                    1.650%*                          300,000           300,000
Minnesota State
01/02/03                    1.610%*                        1,170,000         1,170,000
                                                                       ---------------
                                                                             2,080,000
                                                                       ---------------
MISSOURI - 0.1%
Missouri State Development Financial Board Lease
01/01/03                    1.680%*                          100,000           100,000
                                                                       ---------------
NEW JERSEY - 3.8%
New Jersey Sports & Expo
01/02/03                    1.500%*                          700,000           700,000
New Jersey State
01/01/03                    1.700%*                        2,750,000         2,750,000
                                                                       ---------------
                                                                             3,450,000
                                                                       ---------------
NEW YORK - 2.1%
Metro Transit Authority
01/02/03                    1.500%*                  $       100,000   $       100,000
New York City
01/02/03                    1.700%*                          200,000           200,000
01/01/03                    1.500%*                          600,000           600,000
Nassau County
01/01/03                    1.500%*                        1,000,000         1,000,000
                                                                       ---------------
                                                                             1,900,000
                                                                       ---------------
NORTH CAROLINA - 3 5%
North Carolina Medical Care
Community Hospital - Park Ridge
01/02/03                    1.550%*                        1,700,000         1,700,000
North Carolina Medical Care
Community Retirement Facilities
01/01/03                    1.700%*                        1,500,000         1,500,000
                                                                       ---------------
                                                                             3,200,000
                                                                       ---------------
OHIO - 17.4%
American Municipal Power
11/25/03                    1.600%                         1,350,000         1,350,000
Avon
09/04/03                    1.750%                           500,000           500,801
Belmont County
03/19/03                    2.500%                         1,000,000         1,000,955
Bowling Green
03/27/03                    2.100%                           400,000           400,111
Brecksville
05/08/03                    2.350%                           400,000           400,231
Erie County
07/10/03                    2.125%                         1,000,000         1,002,371
Hamilton County
06/05/03                    1.910%                           715,000           715,000
Hamilton County
Healthcare
01/03/03                    1.600%*                          800,000           800,000
Kettering School District
06/25/03                    2.000%                         1,400,000         1,405,669
Montgomery County Catholic Health Services
01/01/03                    1.650%*                        1,400,000         1,400,000
Montgomery County
Health Care Facility
01/02/03                    1.650%*                           80,000            80,000
Richland County
11/12/03                    2.100%                         1,167,000         1,170,415
Ross County
03/20/03                    2.010%                           250,000           250,152
Strongsville
07/29/03                    1.800%                         1,800,000         1,801,917
University of Toledo
01/01/03                    1.600%*                        1,255,000         1,255,000
Warrensville Heights
07/17/03                    1.800%                         1,200,000         1,201,198
Wooster
08/13/03                    2.250%                         1,000,000         1,004,359
                                                                       ---------------
                                                                            15,738,179
                                                                       ---------------
PENNSYLVANIA - 7.4%
Ambridge
05/15/03                    5.100%                         1,115,000         1,131,164
Council Rock
School District
03/01/03                    5.000%                           200,000           201,035

    The accompanying notes are an integral part of the financial statements.

DUE                       DISCOUNT RATE OR                 PRINCIPAL        VALUE
DATE                      COUPON RATE                         AMOUNT       (NOTE 1)
----                      ----------------           ---------------   ---------------
MUNICIPAL BONDS & NOTES (CON'T)
PENNSYLVANIA (CON'T)
Harrisburg
01/02/03                    1.620%*                  $     2,200,000   $     2,200,000
Luzerne County
Convention Center
01/02/03                    1.550%*                        1,990,000         1,990,000
Pennsylvania State
Turnpike
01/01/03                    1.500%*                        1,200,000         1,200,000
                                                                       ---------------
                                                                             6,722,199
                                                                       ---------------
RHODE ISLAND - 0.7%
Pawtucket
04/15/03                    2.000%                           595,000           595,579
                                                                       ---------------
SOUTH CAROLINA - 0 1%
Piedmont
Power Agency
01/01/03                    1.550%*                          100,000           100,000
                                                                       ---------------
TENNESSEE - 12.3%
Chattanooga Health, Education & Housing
Baylor
01/01/03                    1.550%*                          820,000           820,000
Clarksville Public Building Authority
01/02/03                    1.550%*                          950,000           950,000
Memphis
01/01/03                    1.650%*                          900,000           900,000
Metro. Gov't Nashville Airport
01/01/03                    1.600%*                          800,000           800,000
Montgomery County
01/02/03                    1.550%*                        3,075,000         3,075,000
Shelby County Health, Education & Housing
01/01/03                    1.570%*                        3,000,000         3,000,000
Tennessee State
05/01/03                    5.500%                           500,000           506,386
Washington County
Industrial Development
Springbrook Property
01/01/03                    1.550%*                          800,000           800,000
Wilson County
04/01/03                    3.000%                           300,000           301,117
                                                                       ---------------
                                                                            11,152,503
                                                                       ---------------
TEXAS - 7.9%
Colony
08/15/03                    3.500%                           420,000           425,154
Harris County
01/02/03                    1.610%*                        3,500,000         3,500,000
San Antonio
08/01/03                    5.700%                           125,000           127,985
Texas Housing Agency
12/31/22                    1.590%                         3,100,000         3,100,000
                                                                       ---------------
                                                                             7,153,139
                                                                       ---------------
VIRGINIA - 0.3%
Fairfax County
Industrial Development Authority
01/01/03                    1.550%*                          245,000           245,000
                                                                       ---------------
WASHINGTON D.C. - 1 6%
District of Columbia National Public Radio
01/01/03                    1.550%*                  $     1,465,000   $     1,465,000
                                                                       ---------------
WISCONSIN - 3.6%
Waukesha School District
08/21/03                    1.850%                         1,500,000         1,504,166
Wisconsin State
05/01/03                    5.250%                           150,000           151,768
Wisconsin State Master Lease
09/01/03                    4.500%                         1,515,000         1,544,875
                                                                       ---------------
                                                                             3,200,809
                                                                       ---------------
TOTAL MUNICIPAL BONDS & NOTES                                               90,400,238
                                                                       ---------------
TOTAL INVESTMENTS - 100.0%                                             $    90,400,238
                                                                       ===============

* Floating or variable rate security - rate disclosed as of December 31, 2002. Maturity date represents the next interest rate reset date.

The Municipal Money Market Portfolio intends to elect to defer to its fiscal year ending June 30, 2003, $576 of losses recognized during the period November 1, 2001 to June 30, 2002.

INCOME TAX INFORMATION:

Total cost for federal income tax purposes - $90,400,238

As of June 30, 2002, the Municipal Money MarketPortfolio had capital loss carryovers of $897, $3,392 and $1,764 available to offset capital gains to the extent provided in regulations, which will expire on June 30, 2006, June30, 2009, June 30, 2010, respectively.

The Municipal Money Market Portfolio had designated all dividends paid during the six months ended December 31, 2002, as exempt-interest dividends. Thus, 100% of these distributions are exempt from federal income tax.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

CASH RESERVE PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

DUE                       DISCOUNT RATE OR                 PRINCIPAL        VALUE
DATE                      COUPON RATE                         AMOUNT       (NOTE 1)
----                      ----------------           ---------------   ---------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 7.8%
FEDERAL HOME LOAN BANK - 6.2%
02/28/03                    2.280%                   $     5,000,000   $     4,998,820
06/16/03                    2.650%                         5,000,000         4,999,463
12/08/03                    1.700%                         6,000,000         6,000,000
                                                                       ---------------
TOTAL FEDERAL HOME LOAN BANK                                                15,998,283
                                                                       ---------------
FEDERAL HOME LOAN MORTGAGE CORPORATION  - 1.6%
02/15/03                    7.000%                         4,000,000         4,021,837
                                                                       ---------------
TOTAL U.S. GOVERNMENT & AGENCY
   OBLIGATIONS                                                              20,020,120
                                                                       ---------------
CERTIFICATES OF DEPOSIT - 13.7%
BANKS - 13.7%
Canadian Imperial Bank
07/11/03                    2.130%                         7,000,000         7,000,000
Citibank
01/31/03                    1.710%                         3,000,000         3,000,000
Bank of New York
02/24/03                    2.340%                         3,000,000         3,000,000
Natexis Banques Populaires
02/26/03                    1.350%                        10,000,000        10,000,000
Washington Mutual Bank
02/13/03                    1.370%                        12,000,000        12,000,000
                                                                       ---------------
TOTAL CERTIFICATES OF DEPOSIT                                               35,000,000
                                                                       ---------------
COMMERCIAL PAPER - 53.2%
ASSET-BACKED SECURITIES - 34.6%
Amstel Funding Corp.
03/10/03                    1.350%                        10,400,000        10,373,848
Breeds Hill Capital
03/17/03                    1.390%                        13,000,000        12,962,833
Crown Point Capital Co.
1/24/2003                   1.820%                         8,000,000         7,991,070
3/6/2003                    1.380%                         4,500,000         4,489,130
Dakota Notes Program
03/20/03                    1.350%                        12,500,000        12,463,898
Lexington Parker Capital
01/10/03                    1.750%                        12,000,000        11,995,314
MBNA Emerald Corp.
02/06/03                    1.610%                        10,450,000        10,433,600
Moat Funding LLC
01/17/03                    1.800%                         5,000,000         4,996,236
Ness LLC
1/6/2003                    1.740%                        10,000,000         9,998,059
1/28/2003                   1.740%                         3,000,000         2,996,218
                                                                       ---------------
                                                                            88,700,206
                                                                       ---------------
BANKS - 10.1%
DEPFA Bank Europe plc
03/18/03                    1.340%                        12,900,000        12,863,980
HBOS Treasury Services plc
01/13/03                    1.680%                        10,000,000         9,994,846
Kitty Hawk, Inc.
01/21/03                    1.370%                         3,000,000         2,997,830
                                                                       ---------------
                                                                            25,856,656
                                                                       ---------------
FINANCIAL SERVICES - 8.5%
GE Capital International Funding
2/14/2003                   1.700%                         5,000,000         4,989,780
4/28/2003                   1.320%                         6,900,000         6,870,649
National Rural Utilities Corp.
01/23/03                    1.360%                   $    10,000,000   $     9,992,053
                                                                       ---------------
                                                                            21,852,482
                                                                       ---------------
TOTAL COMMERCIAL PAPER                                                     136,409,344
                                                                       ---------------

CORPORATE NOTES - 3.6%
BROKER/DEALER - 3.2%
Morgan Stanley Dean Witter
01/15/03                    7.125%                         8,127,000         8,140,151
                                                                       ---------------
FINANCIAL SERVICES - 0.4%
Heller Financial, Inc.
05/15/03                    7.875%                         1,000,000         1,021,965
                                                                       ---------------
TOTAL CORPORATE NOTES                                                        9,162,116
                                                                       ---------------
VARIABLE RATE OBLIGATIONS - 17.5%
BROKER/DEALER - 13.6%
Bear Stearns Companies, Inc.
01/10/03                    1.360%*                       15,000,000        15,000,000
Merrill Lynch & Co.
01/10/03                    1.401%*                       10,000,000         9,998,925
Salomon Smith Barney
01/27/03                    1.790%*                       10,000,000        10,000,000
                                                                       ---------------
                                                                            34,998,925
                                                                       ---------------
INSURANCE - 3.9%
John Hancock Global Funding, 144A**
02/07/03                    1.600%*                       10,000,000        10,000,000
                                                                       ---------------
TOTAL VARIABLE RATE NOTES                                                   44,998,925
                                                                       ---------------

                                                         MATURITY
                                                          AMOUNT
                                                     ---------------
REPURCHASE AGREEMENTS - 4.2%
State Street, 1.10%, dated 12/31/02,
due 01/02/03, collaterized by
$11,125,000 Federal Home Loan
Bank, 1.600%, due 01/09/04                           $    10,797,660        10,797,000
                                                                       ---------------
TOTAL REPURCHASE AGREEMENTS                                                 10,797,000
                                                                       ---------------
TOTAL INVESTMENTS - 100.0%                                             $   256,387,505
                                                                       ===============

* Floating or variable rate security - rate disclosed as of December 31, 2002. Maturity date represents the next interest rate reset date.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, these securities amounted to a value of $10,000,000 or 3.89% of net assets.

INCOME TAX INFORMATION:

Total cost for federal income tax purposes - $256,387,505

The Cash Reserve Portfolio intends to elect to defer to its fiscal year ending June 30, 2003, $21,190 of losses recognized during the period November 1, 2001 to June 30, 2002.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002  (UNAUDITED)

                                                                      GROWTH & INCOME   CAPITAL APPRECIATION
                                                                         PORTFOLIO            PORTFOLIO
                                                                    ----------------------------------------
ASSETS:
Investments, at value (cost -see below)(Note 1)                       $   572,865,758      $    42,450,477
Receivable for investments sold                                                     0               61,848
Receivable for portfolio shares sold                                          106,869               16,637
Dividends receivable                                                          760,645               28,356
Interest receivable                                                            36,943                   22
Other assets                                                                   36,118                9,042
                                                                    ----------------------------------------
   Total assets                                                           573,806,333           42,566,382
                                                                    ----------------------------------------
LIABILITIES:
Payable for investments purchased                                                   0               15,450
Payable for portfolio shares redeemed                                         700,583               11,766
Accrued management fee                                                        350,394               31,125
Accrued administration fee                                                     72,703                5,009
Accrued co-administration fee                                                  35,403                2,479
Accrued distribution fee                                                       44,972                  518
Accrued shareholder servicing fee                                              33,288                  757
Other payables and accrued expenses                                           238,588               40,646
                                                                    ----------------------------------------
   Total Liabilities                                                        1,475,931              107,750
                                                                    ----------------------------------------
NET ASSETS                                                            $   572,330,402      $    42,458,632
                                                                    ========================================
NET ASSETS CONSIST OF:
Paid in capital                                                       $   653,495,472      $    58,927,830
Overdistributed net investment income                                        (196,527)            (166,587)
Accumulated net realized loss on
   investments                                                             (8,749,498)         (16,168,716)
Net unrealized depreciation
   in value of investments                                                (72,219,045)            (133,895)
                                                                    ----------------------------------------
NET ASSETS                                                            $   572,330,402      $    42,458,632
                                                                    ========================================
COST OF INVESTMENTS                                                   $   645,084,803      $    42,584,372
                                                                    ========================================
NET ASSET VALUE PER SHARE
Net Assets
   Class I                                                            $   436,278,858      $    39,076,443
   Class A                                                            $    73,654,093      $     2,573,266
   Class B                                                            $    12,973,833      $       406,893
   Class C                                                            $    49,423,618      $       402,030
                                                                    ----------------------------------------
Shares of beneficial interest outstanding of no par value,
   unlimited shares authorized
   Class I                                                                 30,940,884            5,283,200
   Class A                                                                  5,225,859              355,990
   Class B                                                                    946,313               56,636
   Class C                                                                  3,653,070               58,422
                                                                    ----------------------------------------
Net Asset Value and redemption price per share
   Class I                                                            $         14.10      $          7.40
   Class A                                                            $         14.09      $          7.23
   Class B                                                            $         13.71      $          7.18
   Class C                                                            $         13.53      $          6.88
                                                                    ----------------------------------------
Maximum offering price per share
   Class I (no sales charge)                                          $         14.10      $          7.40
   Class A (net asset value plus maximum
     sales charge of 5.75%, respectively, of offering price)          $         14.95      $          7.67
   Class B (no sales charge)                                          $         13.71      $          7.18
   Class C (no sales charge)                                          $         13.53      $          6.88
                                                                    ----------------------------------------

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

                                                          BOND        INTERMEDIATE BOND TENNESSEE TAX-FREE
                                                        PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                   -------------------------------------------------------
ASSETS:
Investments, at value (cost -see below)(Note 1)      $   246,006,653   $   244,954,934   $   178,931,811
Receivable for investments sold                                3,781                 0                 0
Receivable for portfolio shares sold                          19,556           504,301            71,130
Interest receivable                                        3,985,772         4,338,279         2,464,446
Other assets                                                  19,004            18,472             5,007
                                                   -------------------------------------------------------
   Total assets                                          250,034,766       249,815,986       181,472,394
                                                   -------------------------------------------------------
LIABILITIES:
Payable for portfolio shares redeemed                        385,540            78,775            53,187
Accrued management fee                                        61,252            59,607            43,286
Accrued administration fee                                    28,681            29,569            21,300
Accrued co-administration fee                                 13,895            14,153            10,338
Dividends payable                                            354,706           548,431           532,271
Accrued distribution fee                                       2,122               336             6,526
Accrued shareholder servicing fee                              1,514            11,153             2,098
Other payables and accrued expenses                           83,364            64,778            66,197
                                                   -------------------------------------------------------
   Total Liabilities                                         931,074           806,802           735,203
                                                   -------------------------------------------------------
NET ASSETS                                           $   249,103,692   $   249,009,184   $   180,737,191
                                                   =======================================================
NET ASSETS CONSIST OF:
Paid in capital                                      $   241,114,988   $   232,557,230   $   170,232,410
(Over)/Undistributed net investment income                   (30,213)          709,573             7,483
Accumulated net realized gain/(loss) on
   investments                                            (7,490,020)         (115,520)          290,676
Net unrealized appreciation in value
  of investment                                           15,508,937        15,857,901        10,206,622
                                                   -------------------------------------------------------
NET ASSETS                                           $   249,103,692   $   249,009,184   $   180,737,191
                                                   =======================================================
COST OF INVESTMENTS                                  $   230,497,716   $   229,097,033   $   168,725,189
                                                   =======================================================
NET ASSET VALUE PER SHARE
Net Assets
   Class I                                           $   245,081,038   $   195,577,384   $   161,401,550
   Class A                                           $     2,479,214   $    51,234,736   $     9,307,692
   Class B                                                       n/a   $       251,385   $     3,009,123
   Class C                                           $     1,543,440   $     1,945,679   $     7,018,826
                                                   -------------------------------------------------------
Shares of beneficial interest outstanding of no
  par value, unlimited shares authorized
   Class I                                                23,845,263        18,300,492        15,238,806
   Class A                                                   241,821         4,792,813           877,015
   Class B                                                       n/a            23,519           284,068
   Class C                                                   149,996           181,975           662,153
                                                   -------------------------------------------------------
Net Asset Value and redemption price per share
   Class I                                           $         10.28   $         10.69   $         10.59
   Class A                                           $         10.25   $         10.69   $         10.61
   Class B                                                       n/a   $         10.69   $         10.59
   Class C                                           $         10.29   $         10.69   $         10.60
                                                   -------------------------------------------------------
Maximum offering price per share
   Class I (no sales charge)                         $         10.28   $         10.69   $         10.59
   Class A (net asset value plus maximum
     sales charge of 3.75%, 3.50% and 3.75%,
     respectively, of offering price)                $         10.65   $         11.08   $         11.02
   Class B (no sales charge)                                     n/a   $         10.69   $         10.59
   Class C (no sales charge)                         $         10.29   $         10.69   $         10.60
                                                   -------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                     U.S. GOVERNMENT      MUNICIPAL           CASH
                                                      MONEY MARKET       MONEY MARKET        RESERVE
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                   -------------------------------------------------------
ASSETS:
Investments, at value (1)(Note 1)                    $   154,884,957   $    90,400,238   $   256,387,505
Cash                                                             589            20,279                95
Receivable for portfolio shares sold                               0                 0            85,937
Interest receivable                                          587,442           290,385           714,884
Other assets                                                   6,244             4,216            24,577
                                                   -------------------------------------------------------
   Total assets                                          155,479,232        90,715,118       257,212,998
                                                   -------------------------------------------------------
LIABILITIES:
Payable for investments purchased                         24,990,474                 0                 0
Dividends payable                                            135,090            60,275            63,427
Accrued management fee                                         9,859             7,514            19,458
Accrued administration fee                                     5,721             3,927            11,170
Accrued co-administration fee                                  1,774             4,424            10,797
Accrued distribution fee                                       1,875             5,464            45,488
Other payables and accrued expenses                           26,034            21,368            56,695
                                                   -------------------------------------------------------
   Total Liabilities                                      25,170,827           102,972           207,035
                                                   -------------------------------------------------------
NET ASSETS                                           $   130,308,405   $    90,612,146   $   257,005,963
                                                   =======================================================
NET ASSETS CONSIST OF:
Paid in capital                                      $   130,327,253   $    90,619,883   $   257,013,214
Undistributed net investment income                              335                 0            13,234
Accumulated net realized loss on investments                 (19,183)           (7,737)          (20,485)
                                                   -------------------------------------------------------
NET ASSETS                                           $   130,308,405   $    90,612,146   $   257,005,963
                                                   =======================================================
NET ASSET VALUE, offering price and redemption
   price per share (2)                               $          1.00   $          1.00   $          1.00
                                                   =======================================================

(1) Including repurchase agreements for the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios in the amounts of $44,145,000, $0 and $10,797,000, respectively.

(2)                                                        SHARES OF BENEFICIAL INTEREST
                                                NET         OUTSTANDING, (NO PAR VALUE,
                                              ASSETS        UNLIMITED SHARES AUTHORIZED)
                                         ------------------------------------------------
U.S. Government Money Market
   Class I                                $   122,299,846          122,318,421
   Class C                                      8,008,559            8,008,830
Municipal Money Market
   Class I                                     65,161,831           65,171,135
   Class C                                     25,450,315           25,451,761
Cash Reserve
   Class I                                     49,062,892           49,064,353
   Class B                                         52,271               52,271
   Class C                                    207,890,800          207,901,266

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002
(UNAUDITED)

                                                                      GROWTH & INCOME   CAPITAL APPRECIATION
                                                                         PORTFOLIO            PORTFOLIO
                                                                    ----------------------------------------
INVESTMENT INCOME:
Dividends                                                             $     4,178,838      $        77,982
Interest                                                                      219,979               13,157
                                                                    ----------------------------------------
      Total investment income                                               4,398,817               91,139
                                                                    ----------------------------------------
EXPENSES:
Management fee (Note 3)                                                     2,025,412              168,216
Administration fee (Note 4)                                                   420,662               26,717
Co-administration fee (Note 4)                                                202,541               12,864
Fund accounting fee                                                            58,136                5,322
Custody fee                                                                    40,013                3,768
Transfer agent fee                                                            110,581                7,027
Transfer agent out of pocket fee:
   Class I                                                                     65,566                3,611
   Class A                                                                     14,883                    0
   Class B                                                                      6,240                   63
   Class C                                                                      6,660                    0
Blue sky fee                                                                   25,425               10,558
Distribution fee:
   Class B                                                                     67,977                2,109
   Class C                                                                    200,101                1,590
Shareholder servicing fee:
   Class A                                                                    103,225                3,741
   Class C                                                                     66,700                  530
Trustees fee                                                                   12,641                  470
Audit & tax                                                                     6,695                5,658
Legal                                                                           6,240                  584
Reports to shareholders                                                        23,021                3,159
Miscellaneous                                                                  17,289                1,739
                                                                    ----------------------------------------
      Net expenses                                                          3,480,008              257,726
                                                                    ----------------------------------------
NET INVESTMENT INCOME/(LOSS)                                                  918,809             (166,587)
                                                                    ----------------------------------------
Net realized loss on investments                                           (5,764,882)          (3,623,106)
Change in net unrealized appreciation/depreciation                        (69,008,906)             258,899
                                                                    ----------------------------------------
Net loss on investments                                                   (74,773,788)          (3,364,207)
                                                                    ----------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $   (73,854,979)     $    (3,530,794)
                                                                    ========================================

    The accompanying notes are an integral part of the financial statements.

                                                          BOND        INTERMEDIATE BOND TENNESSEE TAX-FREE
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                   -------------------------------------------------------
INTEREST INCOME:                                     $     7,306,466   $     6,445,844   $     4,269,587
                                                   -------------------------------------------------------

EXPENSES:
Management fee (Note 3)                                      688,076           626,766           464,035
Administration fee (Note 4)                                  168,903           169,231           125,289
Co-administration fee (Note 4)                                81,324            81,482            60,325
Fund accounting fee                                           28,763            26,744            23,276
Custody fee                                                   16,079            18,198            11,601
Transfer agent fee                                            47,418            46,259            34,449
Transfer agent out of pocket fee:
Class I                                                       21,931            13,438            16,247
   Class A                                                       584             6,192               642
   Class B                                                         -                 5               211
Blue sky fee                                                   2,531            10,273             1,718
Distribution fee:
Class B                                                            -               177             7,373
   Class C                                                     5,961             7,841            26,388
Shareholder servicing fee:
Class A                                                        4,800            65,088            11,911
   Class C                                                     1,987             2,614             8,796
Trustees fee                                                   5,321             5,510             3,540
Audit & tax                                                   11,597            10,226            11,116
Legal                                                          3,394             5,117             3,096
Reports to shareholders                                       10,002             6,769             4,833
Miscellaneous                                                  9,237             9,859             9,532
                                                   -------------------------------------------------------
   Total expenses before waiver                            1,107,908         1,111,789           824,378
Waiver of expenses (Note 5)                                 (314,723)         (253,310)         (203,206)
                                                   -------------------------------------------------------
   Net expenses                                              793,185           858,479           621,172
                                                   -------------------------------------------------------

NET INVESTMENT INCOME                                      6,513,281         5,587,365         3,648,415
                                                   -------------------------------------------------------

Net realized gain/(loss) on investments                   (5,660,562)          410,357           372,447
Change in net unrealized appreciation/
  depreciation                                            15,071,387         7,821,896         2,296,598
                                                   -------------------------------------------------------

Net gain on investments                                    9,410,825         8,232,253         2,669,045
                                                   -------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS           $    15,924,106   $    13,819,618   $     6,317,460
                                                   =======================================================

    The accompanying notes are an integral part of the financial statements.

                                                     U.S. GOVERNMENT      MUNICIPAL
                                                      MONEY MARKET      MONEY MARKET      CASH RESERVE
                                                        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                   -------------------------------------------------------
INTEREST INCOME:                                     $     1,234,663   $       662,212   $     2,650,775
                                                   -------------------------------------------------------

EXPENSES:
Management fee (Note 3)                                       90,519            56,891           186,068
Administration fee (Note 4)                                   34,815            21,881            71,565
Co-administration fee (Note 4)                                34,815            21,881            71,565
Fund accounting fee                                            9,848             6,627            20,238
Custody fee                                                    8,463             5,676            21,801
Transfer agent fee                                            18,364            11,546            37,716
Transfer agent out of pocket fee:
     Class I                                                     539                84                63
     Class C                                                      36                32               263
Blue sky fee                                                   3,936             3,065            16,153
Distribution fee:
     Class B                                                       -                 -                46
     Class C                                                  18,639            55,899           492,913
Trustees fee                                                   3,778             2,072             5,882
Registration fee                                                  91                 0             3,136
Audit & tax                                                   14,641             7,752            19,572
Legal                                                          3,695             2,828             6,138
Reports to shareholders                                        5,136             3,014            15,370
Miscellaneous                                                  9,486             6,308            15,712
                                                   -------------------------------------------------------
     Total expenses before waiver                            256,801           205,556           984,201
Waiver of expenses (Note 5)                                  (72,387)          (43,215)         (280,890)
                                                   -------------------------------------------------------
     Net expenses                                            184,414           162,341           703,311
                                                   -------------------------------------------------------

NET INVESTMENT INCOME                                      1,050,249           499,871         1,947,464
                                                   -------------------------------------------------------

Net realized gain/(loss) on investments                            0            (1,108)              705
                                                   -------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS           $     1,050,249   $       498,763   $     1,948,169
                                                   =======================================================

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                    GROWTH & INCOME                    CAPITAL APPRECIATION
                                                      PORTFOLIO                             PORTFOLIO
                                         ------------------------------------------------------------------------
                                         FOR THE SIX MONTHS   FOR THE YEAR    FOR THE SIX MONTHS   FOR THE YEAR
                                         ENDED DECEMBER 31,  ENDED JUNE 30,   ENDED DECEMBER 31,  ENDED JUNE 30,
                                               2002**            2002               2002**            2002
                                         ------------------------------------------------------------------------
OPERATIONS:
   Net investment income/(loss)            $       918,809   $     2,596,281   $      (166,587)  $      (475,017)
   Net realized loss on investments             (5,764,882)       (2,997,810)       (3,623,106)       (2,344,204)
   Change in net unrealized
     appreciation/depreciation                 (69,008,906)     (206,318,000)          258,899        (7,635,316)
                                         ------------------------------------------------------------------------
   Net decrease in net assets
     from operations                           (73,854,979)     (206,719,529)       (3,530,794)      (10,454,537)
                                         ------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                      (1,037,453)       (2,678,564)                0                 0
   Class A                                         (83,572)         (259,185)                0                 0
   Class B                                               0                 0                 0                 0
   Class C                                               0                 0                 0                 0
From net realized gain:
   Class I                                               0       (52,653,389)                0                 0
   Class A                                               0       (10,369,812)                0                 0
   Class B                                               0        (1,183,052)                0                 0
   Class C                                               0        (6,788,347)                0                 0
                                         ------------------------------------------------------------------------
Net decrease in net assets
   from distributions                           (1,121,025)      (73,932,349)                0                 0
                                         ------------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                27,317,587       188,854,474         5,153,966        12,637,426
   Reinvested dividends                            666,731        47,131,112                 0                 0
   Cost of shares redeemed                    (106,771,285)     (186,963,432)       (3,198,036)       (9,541,294)
                                         ------------------------------------------------------------------------
   Net increase/(decrease) in net assets
     from share transactions                   (78,786,967)       49,022,154         1,955,930         3,096,132
                                         ------------------------------------------------------------------------

     Net decrease in net assets               (153,762,971)     (231,629,724)       (1,574,864)       (7,358,405)

NET ASSETS:
   Beginning of period                         726,093,373       957,723,097        44,033,496        51,391,901
                                         ------------------------------------------------------------------------

   End of period*                          $   572,330,402   $   726,093,373   $    42,458,632   $    44,033,496
                                         ========================================================================

 *Includes (over)/undistributed
      net investment income of             $      (196,527)  $         5,689   $      (166,587)  $             0

 ** Unaudited

    The accompanying notes are an integral part of the financial statements.

                                                         BOND                          INTERMEDIATE BOND
                                                       PORTFOLIO                           PORTFOLIO
                                         ------------------------------------------------------------------------
                                         FOR THE SIX MONTHS   FOR THE YEAR    FOR THE SIX MONTHS   FOR THE YEAR
                                         ENDED DECEMBER 31,  ENDED JUNE 30,   ENDED DECEMBER 31,  ENDED JUNE 30,
                                               2002**            2002               2002**            2002
                                         ------------------------------------------------------------------------
OPERATIONS:
   Net investment income                   $     6,513,281   $    14,235,725   $     5,587,365   $    11,884,595
   Net realized gain/(loss) on
     investments                                (5,660,562)          504,566           410,357         1,706,142
   Change in net unrealized
     appreciation/depreciation                  15,071,387        (2,440,346)        7,821,896         6,155,146
                                         ------------------------------------------------------------------------
   Net increase in net assets
     from operations                            15,924,106        12,299,945        13,819,618        19,745,883
                                         ------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                      (6,381,360)      (13,822,423)       (4,445,718)       (9,499,850)
   Class A                                         (94,295)         (338,293)       (1,101,123)       (2,318,123)
   Class B                                               -                 -              (976)                -
   Class C                                         (35,663)          (75,009)          (39,548)          (66,622)
From net realized gain:
   Class I                                               0        (1,088,830)       (1,120,348)         (673,836)
   Class A                                               0           (26,318)         (292,850)         (169,531)
   Class B                                               -                 -            (1,207)                -
   Class C                                               0            (6,939)          (11,124)           (5,807)
                                         ------------------------------------------------------------------------
Net decrease in net assets
   from distributions                           (6,511,318)      (15,357,812)       (7,012,894)      (12,733,769)
                                         ------------------------------------------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                 6,246,923        19,111,836        32,686,601        38,031,899
   Reinvested dividends                          4,408,407        10,081,525         2,981,772         5,503,746
   Cost of shares redeemed                     (23,217,150)      (24,528,562)      (33,632,304)      (45,192,794)
                                         ------------------------------------------------------------------------
   Net increase/(decrease) in net assets
     from share transactions                   (12,561,820)        4,664,799         2,036,069        (1,657,149)
                                         ------------------------------------------------------------------------

     Net increase/(decrease)
        in net assets                           (3,149,032)        1,606,932         8,842,793         5,354,965

NET ASSETS:
   Beginning of period                         252,252,724       250,645,792       240,166,391       234,811,426
                                         ------------------------------------------------------------------------

   End of period*                          $   249,103,692   $   252,252,724   $   249,009,184   $   240,166,391
                                         ========================================================================

 *Includes (over)/undistributed
     net investment income of              $       (30,213)  $       (32,176)  $       709,573   $       709,573

**Unaudited

    The accompanying notes are an integral part of the financial statements.

                                                      TENNESSEE TAX-FREE
                                                           PORTFOLIO
                                           ----------------------------------------
                                           FOR THE SIX MONTHS      FOR THE YEAR
                                           ENDED DECEMBER 31,     ENDED JUNE 30,
                                                  2002**               2002
                                           ----------------------------------------
OPERATIONS:
   Net investment income                     $     3,648,415      $     7,607,168
   Net realized gain on investments                  372,447              653,884
   Change in net unrealized
     appreciation/depreciation                     2,296,598            2,966,519
                                           ----------------------------------------
   Net increase in net assets
     from operations                               6,317,460           11,227,571
                                           ----------------------------------------

DISTRIBUTIONS:
From net investment income:
   Class I                                        (3,313,427)          (6,857,371)
   Class A                                          (177,590)            (479,498)
   Class B                                           (34,610)             (24,014)
   Class C                                          (122,788)            (246,285)
From net realized gain:
   Class I                                          (474,244)            (291,540)
   Class A                                           (27,212)             (23,295)
   Class B                                            (8,267)              (1,222)
   Class C                                           (20,817)             (11,892)
                                           ----------------------------------------
Net decrease in net assets
   from distributions                             (4,178,955)          (7,935,117)
                                           ----------------------------------------

SHARE TRANSACTIONS (NOTE 2):
   Proceeds from sales of shares                  10,199,573           16,240,270
   Reinvested dividends                              518,006              964,710
   Cost of shares redeemed                       (13,886,517)         (27,240,609)
                                           ----------------------------------------
   Net decrease in net assets
     from share transactions                      (3,168,938)         (10,035,629)
                                           ----------------------------------------

     Net decrease in net assets                   (1,030,433)          (6,743,175)

NET ASSETS:
   Beginning of period                           181,767,624          188,510,799
                                           ----------------------------------------

   End of period*                            $   180,737,191      $   181,767,624
                                           ========================================

 *Includes undistributed
     net investment income of                $         7,483      $         7,483

 **Unaudited

    The accompanying notes are an integral part of the financial statements.

                                                     U.S. GOVERNMENT MONEY
                                                        MARKET PORTFOLIO
                                           ----------------------------------------
                                           FOR THE SIX MONTHS      FOR THE YEAR
                                           ENDED DECEMBER 31,     ENDED JUNE 30,
                                                  2002**               2002
                                           ----------------------------------------
OPERATIONS:
   Net investment income                     $     1,050,249      $     2,713,364
   Net realized loss on investments                        0               (1,243)
                                           ----------------------------------------
   Net increase in net assets from
     operations                                    1,050,249            2,712,121
                                           ----------------------------------------

DISTRIBUTIONS:
From net investment income
   Class I                                          (997,448)          (2,629,483)
   Class C                                           (52,801)             (83,988)
                                           ----------------------------------------
Net decrease in net assets from
   distributions                                  (1,050,249)          (2,713,471)
                                           ----------------------------------------

SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE (NOTE 2):
   Proceeds from sales of shares                  65,187,122          319,098,164
   Reinvested dividends                               50,811               76,365
   Cost of shares redeemed                       (71,756,626)        (266,418,451)
                                           ----------------------------------------
   Net increase/(decrease) in net assets
      from share transactions                     (6,518,693)          52,756,078
                                           ----------------------------------------

         Net increase/(decrease) in
           net assets                             (6,518,693)          52,754,728

NET ASSETS:
   Beginning of period                           136,827,098           84,072,370
                                           ----------------------------------------

   End of period*                            $   130,308,405      $   136,827,098
                                           ========================================

*Includes undistributed net
   investment income of                      $           335      $           335

**Unaudited

    The accompanying notes are an integral part of the financial statements.

                                                    MUNICIPAL MONEY                      CASH RESERVE
                                                    MARKET PORTFOLIO                      PORTFOLIO
                                         ------------------------------------------------------------------------
                                         FOR THE SIX MONTHS    FOR THE YEAR   FOR THE SIX MONTHS   FOR THE YEAR
                                         ENDED DECEMBER 31,   ENDED JUNE 30,  ENDED DECEMBER 31,  ENDED JUNE 30,
                                               2002**             2002              2002**            2002
                                         ------------------------------------------------------------------------
OPERATIONS:
   Net investment income                   $       499,871   $     1,281,743   $     1,947,464   $     6,276,877
   Net realized gain/(loss) on
       investments                                  (1,108)           (2,340)              705           (21,190)
                                         ------------------------------------------------------------------------
   Net increase in net assets from
      operations                                   498,763         1,279,403         1,948,169         6,255,687
                                         ------------------------------------------------------------------------

DISTRIBUTIONS:
From net investment income
   Class I                                        (380,214)         (924,641)         (522,171)       (1,056,224)
   Class B                                               -                 -               (18)                -
   Class C                                        (119,657)         (357,102)       (1,425,275)       (5,220,653)
                                         ------------------------------------------------------------------------
Net decrease in net assets from
   distributions                                  (499,871)       (1,281,743)       (1,947,464)       (6,276,877)
                                         ------------------------------------------------------------------------

SHARE TRANSACTIONS AT NET ASSET VALUE
OF $1.00 PER SHARE (NOTE 2):
   Proceeds from sales of shares                63,877,434       133,013,093       295,833,132     1,070,621,474
   Reinvested dividends                            117,926           355,650         1,431,401         5,261,902
   Cost of shares redeemed                     (55,044,899)     (121,834,680)     (299,911,533)   (1,082,863,393)
                                         ------------------------------------------------------------------------
   Net increase/(decrease) in net
     assets from share transactions              8,950,461        11,534,063        (2,647,000)       (6,980,017)
                                         ------------------------------------------------------------------------

         Net increase/(decrease) in
             net assets                          8,949,353        11,531,723        (2,646,295)       (7,001,207)

NET ASSETS:
   Beginning of period                          81,662,793        70,131,070       259,652,258       266,653,465
                                         ------------------------------------------------------------------------

   End of period*                          $    90,612,146   $    81,662,793   $   257,005,963   $   259,652,258
                                         ========================================================================

*Includes undistributed net
    investment income of                   $             0   $             0   $        13,234   $        13,234

**Unaudited

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
GROWTH & INCOME PORTFOLIO

                                                                                     CLASS I
                                                     -------------------------------------------------------------------------
                                                     FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                     FOR THE YEAR
                                                       (UNAUDITED)                          ENDED JUNE 30,
                                                     -------------------------------------------------------------------------
                                                            2002            2002       2001       2000       1999       1998
                                                          --------        --------   --------   --------   --------   --------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $  15.74        $  21.87   $  25.33   $  26.26   $  21.56   $  17.03
                                                     ------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.04            0.08       0.07       0.11       0.13       0.17
Net realized and unrealized gain/(loss)
  on investments                                            (1.65)          (4.52)      0.06       1.88       5.30       5.25
                                                     ------------------------------------------------------------------------
Total from investment operations                            (1.61)          (4.44)      0.13       1.99       5.43       5.42
                                                     ------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.03)          (0.08)     (0.04)     (0.09)     (0.12)     (0.17)
Net realized gain                                               -           (1.61)     (3.55)     (2.83)     (0.61)     (0.72)
                                                     ------------------------------------------------------------------------
Total distributions                                         (0.03)          (1.69)     (3.59)     (2.92)     (0.73)     (0.89)
                                                     ------------------------------------------------------------------------
Net asset value, end of period                           $  14.10        $  15.74   $  21.87   $  25.33   $  26.26   $  21.56
                                                     ========================================================================

TOTAL RETURN+                                              (10.26)%#       (21.53)%    (0.70)%     8.15%     25.69%     32.55%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $436,279        $541,058   $716,068   $790,050   $790,985   $651,363
Ratio of expenses to average daily net assets(1)             0.98%*          0.94%      0.97%      0.87%      0.80%      0.82%
Ratio of net investment income to average net assets         0.44%*          0.44%      0.31%      0.44%      0.57%      0.78%
Portfolio turnover rate                                        10%             38%        26%        28%        21%         7%
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                  0.98%*          0.94%      0.97%      0.95%      0.95%      0.97%

                                                                                     CLASS A
                                                     -------------------------------------------------------------------------
                                                     FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                     FOR THE YEAR
                                                       (UNAUDITED)                          ENDED JUNE 30,
                                                     -------------------------------------------------------------------------
                                                            2002            2002       2001       2000       1999       1998
                                                          --------        --------   --------   --------   --------   --------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $  15.73        $  21.85   $  25.33   $  26.30   $  21.58   $  17.05
                                                     -------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         0.02            0.04       0.01       0.03       0.06       0.10
Net realized and unrealized gain/(loss)
  on investments                                             (1.64)          (4.51)      0.06       1.88       5.31       5.27
                                                     -------------------------------------------------------------------------
Total from investment operations                             (1.62)          (4.47)      0.07       1.91       5.37       5.37
                                                     -------------------------------------------------------------------------
Distributions:
Net investment income                                        (0.02)          (0.04)         -      (0.05)     (0.04)     (0.12)
Net realized gain                                                -           (1.61)     (3.55)     (2.83)     (0.61)     (0.72)
                                                     -------------------------------------------------------------------------
Total distributions                                          (0.02)          (1.65)     (3.55)     (2.88)     (0.65)     (0.84)
                                                     -------------------------------------------------------------------------
Net asset value, end of period                            $  14.09        $  15.73   $  21.85   $  25.33   $  26.30   $  21.58
                                                     =========================================================================

TOTAL RETURN+**                                             (10.33)%#       (21.73)%    (0.95)%     7.80%     25.33%     32.17%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $ 73,654        $105,294   $134,604   $101,907   $ 82,896   $ 46,863
Ratio of expenses to average daily net assets(1)              1.24%*          1.19%      1.23%      1.18%      1.10%      1.13%
Ratio of net investment income to average net assets          0.18%*          0.20%      0.05%      0.13%      0.28%      0.47%
Portfolio turnover rate                                         10%             38%        26%        28%        21%         7%
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   1.24%*          1.19%      1.23%      1.25%      1.25%      1.28%

*   Annualized.
**  Class A total return does not include the one-time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                                                                                     CLASS B
                                                     -------------------------------------------------------------------------
                                                     FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                     FOR THE YEAR
                                                       (UNAUDITED)                          ENDED JUNE 30,
                                                     -------------------------------------------------------------------------
                                                            2002            2002                  2001                  2000
                                                          --------        --------              --------              --------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $  15.35        $  21.49              $  25.13              $  25.83
                                                     -------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                          (0.06)          (0.05)                (0.05)                (0.07)
Net realized and unrealized gain/(loss)
  on investments                                             (1.58)          (4.48)                (0.04)                 2.20
                                                     -------------------------------------------------------------------------
Total from investment operations                             (1.64)          (4.53)                (0.09)                 2.13
                                                     -------------------------------------------------------------------------
Distributions:
Net investment income                                            -               -                     -                     -
Net realized gain                                                -           (1.61)                (3.55)                (2.83)
                                                     -------------------------------------------------------------------------
Total distributions                                              -           (1.61)                (3.55)                (2.83)
                                                     -------------------------------------------------------------------------
Net asset value, end of period                            $  13.71        $  15.35              $  21.49              $  25.13
                                                     =========================================================================
TOTAL RETURN+                                               (10.68)%#       (22.39)%               (1.65)%              8.72%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $ 12,974        $ 15,636              $ 13,849              $  5,372
Ratio of expenses to average daily net assets(1)              2.05%*          1.98%                 1.99%                 1.91%*
Ratio of net investment loss to average net assets           (0.63)%*        (0.59)%               (0.71)%               (0.60)%*
Portfolio turnover rate                                         10%             38%                   26%                   28%
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   2.05%*          1.98%                 1.99%                 1.98%*

                                                                                     CLASS C
                                                     -------------------------------------------------------------------------
                                                     FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                     FOR THE YEAR
                                                       (UNAUDITED)                          ENDED JUNE 30,
                                                     -------------------------------------------------------------------------
                                                            2002            2002       2001       2000       1999       1998
                                                          --------        --------   --------   --------   --------   --------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $  15.15        $  21.23   $  24.87   $  26.00   $  21.47   $  16.99
                                                     -------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                          (0.13)          (0.12)     (0.13)     (0.13)     (0.11)     (0.04)
Net realized and unrealized gain/(loss)
  on investments                                             (1.49)          (4.35)      0.04       1.83       5.25       5.24
                                                     -------------------------------------------------------------------------
Total from investment operations                             (1.62)          (4.47)     (0.09)      1.70       5.14       5.20
                                                     -------------------------------------------------------------------------
Distributions:
Net investment income                                            -               -          -          -          -          -
Net realized gain                                                -           (1.61)     (3.55)     (2.83)     (0.61)     (0.72)
                                                     -------------------------------------------------------------------------
Total distributions                                              -           (1.61)     (3.55)     (2.83)     (0.61)     (0.72)
                                                     -------------------------------------------------------------------------
Net asset value, end of period                            $  13.53        $  15.15   $  21.23   $  24.87   $  26.00   $  21.47
                                                     =========================================================================
TOTAL RETURN+                                               (10.69)%#       (22.38)%    (1.66)%     7.02%     24.35%     31.16%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $ 49,424        $ 64,105   $ 93,201   $101,084   $ 95,528   $ 79,360
Ratio of expenses to average daily net assets(1)              1.98%*          1.95%      1.96%      1.92%      1.88%      1.87%
Ratio of net investment loss to average
     net assets                                              (0.56)%*        (0.56)%    (0.69)%    (0.61)%    (0.50)%    (0.28)%
Portfolio turnover rate                                         10%             38%        26%        28%        21%         7%
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   1.98%*          1.95%      1.96%      2.00%      2.03%      2.02%

*   Annualized
**  Class B commenced operations on August 3, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

CAPITAL APPRECIATION PORTFOLIO

                                                                                     CLASS I
                                                     -------------------------------------------------------------------------
                                                     FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                     FOR THE YEAR
                                                         (UNAUDITED)                        ENDED JUNE 30,
                                                     -------------------------------------------------------------------------
                                                            2002^           2002^      2001^      2000^      1999^      1998^
                                                          --------        --------   --------   --------   --------   --------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $   8.03        $   9.98   $  14.47   $  10.25   $  10.74   $  10.00
                                                     -------------------------------------------------------------------------
Income from investment operations:

Net investment loss                                          (0.03)          (0.09)     (0.05)     (0.09)     (0.09)     (0.03)
Net realized and unrealized gain/(loss) on
   investments                                               (0.60)          (1.86)     (1.22)      4.31      (0.16)      0.77
                                                     -------------------------------------------------------------------------
Total from investment operations                             (0.63)          (1.95)     (1.27)      4.22      (0.25)      0.74
                                                     -------------------------------------------------------------------------
Distributions:
Net realized gain                                                -               -      (3.22)         -      (0.24)         -
                                                     -------------------------------------------------------------------------
Net asset value, end of period                            $   7.40        $   8.03   $   9.98   $  14.47   $  10.25   $  10.74
                                                     =========================================================================
TOTAL RETURN+                                                (7.85)%#       (19.54)%   (10.93)%    41.17%     (2.16)%   7.40%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $ 39,076        $ 39,175   $ 44,746   $ 46,042   $ 33,803   $ 37,014
Ratio of expenses to average daily net assets(1)              1.27%*          1.46%      1.27%      1.19%      1.29%      1.16%*
Ratio of net investment loss to average net assets           (0.81)%*        (1.01)%    (0.45)%    (0.77)%    (1.00)%    (0.54)%*
Portfolio turnover rate                                         31%            137%       130%       286%        47%        44%*

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   1.27%*          1.46%      1.27%      1.26%      1.44%      1.36%*

                                                                                     CLASS A
                                                     -------------------------------------------------------------------------
                                                     FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                     FOR THE YEAR
                                                         (UNAUDITED)                        ENDED JUNE 30,
                                                     -------------------------------------------------------------------------
                                                            2002^           2002^      2001^      2000^      1999^      1998^
                                                          --------        --------   --------   --------   --------   --------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $   7.86        $   9.80   $  14.31   $  10.20   $  10.71   $  10.51
                                                     -------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                          (0.04)          (0.11)     (0.09)     (0.15)     (0.13)     (0.05)
Net realized and unrealized gain/(loss) on
   investments                                               (0.59)          (1.83)     (1.20)      4.26      (0.14)      0.25
                                                     -------------------------------------------------------------------------
Total from investment operations                             (0.63)          (1.94)     (1.29)      4.11      (0.27)      0.20
                                                     -------------------------------------------------------------------------
Distributions:
Net realized gain                                                -               -      (3.22)         -      (0.24)         -
                                                     -------------------------------------------------------------------------
Net asset value, end of period                            $   7.23        $   7.86   $   9.80   $  14.31   $  10.20   $  10.71
                                                     =========================================================================
TOTAL RETURN+***                                             (8.02)%#       (19.80)%   (11.21)%    40.29%     (2.35)%   1.90%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $  2,573        $  3,879   $  5,150   $  3,883   $  2,051   $  1,400
Ratio of expenses to average daily net assets(1)              1.50%*          1.76%      1.62%      1.63%      1.66%      1.52%*
Ratio of net investment loss to average net assets           (1.04)%*        (1.32)%    (0.80)%    (1.21)%    (1.37)%    (0.90)%*
Portfolio turnover rate                                         31%            137%       130%       286%        47%        44%*
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   1.50%*          1.76%      1.62%      1.70%      1.81%      1.72%*

*   Annualized.
** Classes I & A commenced operations on September 2, and October 2, 1997, respectively.
*** Class A total return does not include the one-time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.
^ Per share amounts calculated based on the average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

                                                                                     CLASS B
                                                     -------------------------------------------------------------------------
                                                     FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                     FOR THE YEAR
                                                         (UNAUDITED)                        ENDED JUNE 30,
                                                     -------------------------------------------------------------------------
                                                            2002^           2002^                 2000^                 1998^
                                                          --------        --------              --------              --------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $   7.84        $   9.86              $  14.49              $  10.06
                                                     -------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                          (0.07)          (0.18)                (0.16)                (0.19)
Net realized and unrealized gain/(loss)
  on investments                                             (0.59)          (1.84)                (1.25)                 4.62
                                                     -------------------------------------------------------------------------
Total from investment operations                             (0.66)          (2.02)                (1.41)                 4.43
                                                     -------------------------------------------------------------------------
Distributions:
Net realized gain                                                -               -                 (3.22)                    -
                                                     -------------------------------------------------------------------------
Net asset value, end of period                            $   7.18        $   7.84              $   9.86              $  14.49
                                                     =========================================================================
TOTAL RETURN+                                                (8.42)%#       (20.49)%              (12.00)%               44.04%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $    407        $    515              $    737              $    175
Ratio of expenses to average daily net assets(1)              2.28%*          2.62%                 2.48%                 2.46%*
Ratio of net investment loss to average net assets           (1.82)%*        (2.17)%               (1.66)%               (2.04)%*
Portfolio turnover rate                                         31%            137%                  130%                  286%
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   2.28%*          2.62%                 2.48%                 2.52%*

                                                                                     CLASS C
                                                     -------------------------------------------------------------------------
                                                     FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                     FOR THE YEAR
                                                         (UNAUDITED)                        ENDED JUNE 30,
                                                     -------------------------------------------------------------------------
                                                            2002^           2002^      2001^      2000^      1999^      1998^
                                                          --------        --------   --------   --------   --------   --------
Net asset value, beginning of period                      $   7.51        $   9.43   $  14.02   $  10.04   $  10.64   $  10.51
                                                     -------------------------------------------------------------------------
Income from investment operations:
Net investment loss                                          (0.06)          (0.18)     (0.19)     (0.25)     (0.19)     (0.10)
Net realized and unrealized gain/(loss) on
   investments                                               (0.57)          (1.74)     (1.18)      4.23      (0.17)      0.23
                                                     -------------------------------------------------------------------------
Total from investment operations                             (0.63)          (1.92)     (1.37)      3.98      (0.36)      0.13
                                                     -------------------------------------------------------------------------
Distributions:
Net realized gain                                                -               -      (3.22)         -      (0.24)         -
                                                     -------------------------------------------------------------------------
Net asset value, end of period                            $   6.88        $   7.51   $   9.43   $  14.02   $  10.04   $  10.64
                                                     =========================================================================
TOTAL RETURN+                                                (8.39)%#       (20.36)%   (12.13)%    39.64%     (3.22)%     1.24%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $    402        $    463   $    758   $    634   $    392   $    590
Ratio of expenses to average daily net assets(1)              2.25%*          2.63%      2.60%      2.50%      2.44%      2.28%*
Ratio of net investment loss to average net assets           (1.79)%*        (2.18)%    (1.78)%    (2.09)%    (2.15)%    (1.65)%*
Portfolio turnover rate                                         31%            137%       130%       286%        47%        44%*
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   2.25%*          2.63%      2.60%      2.57%      2.59%      2.47%*

*   Annualized.
** Class B and C commenced operations on, August 3, 1999, and October 2, 1997, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.
^ Per share amounts calculated based on the average shares outstanding during the period.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
BOND PORTFOLIO

                                                                                     CLASS I
                                                   ------------------------------------------------------------------------------
                                                   FOR THE SIX MONTHS
                                                    ENDED DECEMBER 31,                       FOR THE YEAR
                                                       (UNAUDITED)                          ENDED JUNE 30,
                                                   ------------------------------------------------------------------------------
                                                          2002            2002         2001       2000        1999        1998
                                                        ---------       ---------   ---------   ---------   ---------   ---------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                    $    9.89       $   10.01   $    9.53   $    9.83   $   10.29   $    9.84
                                                   ------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.26            0.56        0.58        0.58        0.59        0.61
Net realized and unrealized gain/(loss) on
   investments                                               0.39           (0.08)       0.48       (0.27)      (0.37)       0.45
                                                   ------------------------------------------------------------------------------
Total from investment operations                             0.65            0.48        1.06        0.31        0.22        1.06
                                                   ------------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.26)          (0.56)      (0.58)      (0.58)      (0.59)      (0.61)
Net realized gain                                               -           (0.04)          -       (0.03)      (0.09)          -
                                                   ------------------------------------------------------------------------------
Total distributions                                         (0.26)          (0.60)      (0.58)      (0.61)      (0.68)      (0.61)
                                                   ------------------------------------------------------------------------------
Net asset value, end of period                          $   10.28       $    9.89   $   10.01   $    9.53   $    9.83   $   10.29
                                                   ==============================================================================
TOTAL RETURN+                                              6.69%#            4.90%      11.40%       3.35%       2.04%      11.02%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                   $ 245,081       $ 244,062   $ 243,612   $ 222,222   $ 224,467   $ 219,088
Ratio of expenses to average daily net assets (1)            0.63%*          0.62%       0.61%       0.53%       0.48%       0.49%
Ratio of net investment income to average net assets         5.25%*          5.57%       5.91%       6.07%       5.73%       5.98%
  Portfolio turnover rate                                      10%             53%         56%         17%         22%         26%
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                  0.88%*          0.87%       0.86%       0.86%       0.88%       0.89%

                                                                                     CLASS A
                                                     -------------------------------------------------------------------------
                                                     FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                     FOR THE YEAR
                                                       (UNAUDITED)                          ENDED JUNE 30,
                                                     -------------------------------------------------------------------------
                                                            2002            2002       2001       2000       1999       1998
                                                          --------        --------   --------   --------   --------   --------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $   9.87        $   9.99   $   9.51   $   9.81   $  10.26   $   9.81
                                                     -------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         0.23            0.54       0.55       0.55       0.55       0.57
Net realized and unrealized gain/(loss) on
   investments                                                0.40           (0.08)      0.49      (0.27)     (0.35)      0.46
                                                     -------------------------------------------------------------------------
Total from investment operations                              0.63            0.46       1.04       0.28       0.20       1.03
                                                     -------------------------------------------------------------------------
Distributions:
Net investment income                                        (0.25)          (0.54)     (0.56)     (0.55)     (0.56)     (0.58)
Net realized gain                                                -           (0.04)         -      (0.03)     (0.09)         -
                                                     -------------------------------------------------------------------------
Total distributions                                          (0.25)          (0.58)     (0.56)     (0.58)     (0.65)     (0.58)
                                                     -------------------------------------------------------------------------
Net asset value, end of period                            $  10.25        $   9.87   $   9.99   $   9.51   $   9.81   $  10.26
                                                     =========================================================================
TOTAL RETURN+**                                               6.47%#          4.66%     11.12%      3.04%      1.86%     10.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $  2,479        $  6,698   $  5,409   $  6,107   $  5,172   $  1,801
Ratio of expenses to average daily net assets(1)              0.90%*          0.86%      0.89%      0.84%      0.81%      0.84%
Ratio of net investment income to average net assets          4.98%*          5.34%      5.63%      5.76%      5.40%      5.63%
  Portfolio turnover rate                                       10%             53%        56%        17%        22%        26%
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   1.15%*          1.11%      1.14%      1.17%      1.21%      1.24%

*   Annualized.
**  Class A total return does not include the one-time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                                                                                     CLASS C
                                                     -------------------------------------------------------------------------
                                                     FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                     FOR THE YEAR
                                                       (UNAUDITED)                          ENDED JUNE 30,
                                                     -------------------------------------------------------------------------
                                                            2002            2002       2001       2000       1999       1998
                                                          --------        --------   --------   --------   --------   --------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                      $   9.90        $  10.02   $   9.55   $   9.81   $  10.27   $   9.82
                                                     -------------------------------------------------------------------------
Income from investment operations:
   Net investment income                                      0.23            0.48       0.50       0.49       0.47       0.48
Net realized and unrealized gain/(loss) on
   investments                                                0.39           (0.08)      0.47      (0.23)     (0.36)      0.46
                                                     -------------------------------------------------------------------------
Total from investment operations                              0.62            0.40       0.97       0.26       0.11       0.94
                                                     -------------------------------------------------------------------------
Distributions:
Net investment income                                        (0.23)          (0.48)     (0.50)     (0.49)     (0.48)     (0.49)
Net realized gain                                                -           (0.04)         -      (0.03)     (0.09)         -
                                                     -------------------------------------------------------------------------
Total distributions                                          (0.23)          (0.52)     (0.50)     (0.52)     (0.57)     (0.49)
                                                     -------------------------------------------------------------------------
Net asset value, end of period                            $  10.29        $   9.90   $  10.02   $   9.55   $   9.81   $  10.27
                                                     =========================================================================
TOTAL RETURN+                                                 6.30%#          4.08%     10.36%      2.82%      0.94%      9.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                     $  1,543        $  1,493   $  1,624   $  1,781   $  2,656   $  2,113
Ratio of expenses to average daily net assets(1)              1.37%*          1.41%      1.44%      1.45%      1.55%      1.67%
Ratio of net investment income to average net assets          4.51%*          4.79%      5.08%      5.15%      4.66%      4.80%
Portfolio turnover rate                                         10%             53%        56%        17%        22%        26%
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   1.87%*          1.91%      1.94%      2.03%      2.12%      2.07%

*   Annualized.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
INTERMEDIATE BOND PORTFOLIO

                                                                                       CLASS I
                                                      ----------------------------------------------------------------------------
                                                      FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                       FOR THE YEAR
                                                         (UNAUDITED)                          ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                           2002            2002        2001        2000        1999        1998**
                                                           ----            ----        ----        ----        ----        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $   10.39       $   10.10   $    9.59   $    9.78   $   10.02   $   10.00
                                                      ----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         0.24            0.52        0.55        0.56        0.58        0.19
Net realized and unrealized gain/(loss)
   on investments                                             0.36            0.33        0.50       (0.19)      (0.22)       0.02
                                                      ----------------------------------------------------------------------------
Total from investment operations                              0.60            0.85        1.05        0.37        0.36        0.21
                                                      ----------------------------------------------------------------------------
Distributions:
Net investment income                                        (0.24)          (0.52)      (0.55)      (0.56)      (0.58)      (0.19)
Net realized gain                                            (0.06)          (0.04)          -           -       (0.02)          -
                                                      ----------------------------------------------------------------------------
Total distributions                                          (0.30)          (0.56)      (0.55)      (0.56)      (0.60)      (0.19)
                                                      ----------------------------------------------------------------------------
Net asset value, end of period                           $   10.69       $   10.39   $   10.10   $    9.59   $    9.78   $   10.02
                                                      ============================================================================
TOTAL RETURN+                                                 5.86%#          8.59%      11.28%       3.97%       3.60%       2.17%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $ 195,577       $ 188,425   $ 188,381   $ 202,385   $ 219,298   $ 199,872
Ratio of expenses to average daily net assets(1)              0.63%*          0.62%       0.60%       0.46%       0.36%       0.37%*
Ratio of net investment income to average net assets          4.54%*          5.08%       5.52%       5.86%       5.76%       5.87%*
Portfolio turnover rate                                         17%             61%         59%         22%         48%          9%*
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   0.83%*          0.82%       0.80%       0.81%       0.86%       0.87%*

                                                                                       CLASS A
                                                      ----------------------------------------------------------------------------
                                                      FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                       FOR THE YEAR
                                                         (UNAUDITED)                          ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                           2002            2002        2001        2000        1999        1998**
                                                           ----            ----        ----        ----        ----        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $   10.40       $   10.10   $    9.59   $    9.78   $   10.02   $    9.99
                                                      ----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         0.23            0.50        0.52        0.53        0.55        0.18
Net realized and unrealized gain/(loss)
   on investments                                             0.35            0.34        0.51       (0.19)      (0.22)       0.03
                                                      ----------------------------------------------------------------------------
Total from investment operations                              0.58            0.84        1.03        0.34        0.33        0.21
                                                      ----------------------------------------------------------------------------
Distributions:
Net investment income                                        (0.23)          (0.50)      (0.52)      (0.53)      (0.55)      (0.18)
Net realized gain                                            (0.06)          (0.04)          -           -       (0.02)          -
                                                      ----------------------------------------------------------------------------
Total distributions                                          (0.29)          (0.54)      (0.52)      (0.53)      (0.57)      (0.18)
                                                      ----------------------------------------------------------------------------
Net asset value, end of period                           $   10.69       $   10.40   $   10.10   $    9.59   $    9.78   $   10.02
                                                      ============================================================================
TOTAL RETURN+***                                              5.62%#          8.43%      10.99%       3.66%       3.32%       2.07%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $  51,235       $  50,032   $  45,098   $   7,485   $   3,057   $     923
Ratio of expenses to average daily net assets(1)              0.89%*          0.87%       0.84%       0.75%       0.68%       0.65%*
Ratio of net investment income to average net assets          4.28%*          4.83%       5.27%       5.57%       5.43%       5.59%*
Portfolio turnover rate                                         17%             61%         59%         22%         48%          9%*
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   1.09%*          1.07%       1.04%       1.11%       1.19%       1.16%*

*   Annualized.
**  Class I and A commenced operations on March 2, and March 9, 1998, respectively.
*** Class A total return does not include the one-time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

                                                             CLASS B
                                                      -----------------------
                                                          FOR THE PERIOD
                                                      ENDED DECEMBER 31, 2002
                                                           (UNAUDITED)**
                                                      -----------------------
                                                                2002
                                                                ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                         $   10.55
                                                      -----------------------
Income from investment operations:
Net investment income                                             0.07
Net realized and unrealized gain
   on investments                                                 0.20
                                                      -----------------------
Total from investment operations                                  0.27
                                                      -----------------------
Distributions:
Net investment income                                            (0.07)
Net realized gain                                                (0.06)
                                                      -----------------------
Total distributions                                              (0.13)
                                                      -----------------------
Net asset value, end of period                               $   10.69
                                                      =======================
TOTAL RETURN+                                                     5.40%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                        $     251
Ratio of expenses to average daily net assets(1)                  1.35%*
Ratio of net investment income to average net assets              3.82%*
Portfolio turnover rate                                             17%
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                       1.55%*

                                                                                        CLASS C
                                                      ----------------------------------------------------------------------------
                                                      FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                       FOR THE YEAR
                                                         (UNAUDITED)                          ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                           2002            2002        2001        2000        1999        1998**
                                                           ----            ----        ----        ----        ----        ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $   10.40       $   10.10   $    9.59   $    9.77   $   10.02   $    9.99
                                                      ----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         0.20            0.44        0.47        0.48        0.49        0.06
Net realized and unrealized gain/(loss)
   on investments                                             0.35            0.34        0.51       (0.18)      (0.23)       0.03
                                                      ----------------------------------------------------------------------------
Total from investment operations                              0.55            0.78        0.98        0.30        0.26        0.09
                                                      ----------------------------------------------------------------------------
Distributions:
Net investment income                                        (0.20)          (0.44)      (0.47)      (0.48)      (0.49)      (0.06)
Net realized gain                                            (0.06)          (0.04)          -           -       (0.02)          -
                                                      ----------------------------------------------------------------------------
Total distributions                                          (0.26)          (0.48)      (0.47)      (0.48)      (0.51)      (0.06)
                                                      ----------------------------------------------------------------------------
Net asset value, end of period                           $   10.69       $   10.40   $   10.10   $    9.59   $    9.77   $   10.02
                                                      ============================================================================
TOTAL RETURN+                                                 5.37%#          7.81%      10.38%       3.16%       2.58%       0.92%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $   1,946       $   1,710   $   1,333   $   1,269   $   1,097   $      17
Ratio of expenses to average daily net assets(1)              1.37%*          1.44%       1.42%       1.35%       1.22%       1.35%*
Ratio of net investment income to average net assets          3.80%*          4.25%       4.70%       4.97%       4.90%       4.89%*
Portfolio turnover rate                                         17%             61%         59%         22%         48%          9%*
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   1.82%*          1.89%       1.86%       1.95%       1.92%       1.86%*

*   Annualized.
** Class B and C commenced operations on October 28, 2002, and May 19, 1998, respectively.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
TENNESSEE TAX-FREE PORTFOLIO

                                                                                        CLASS I
                                                      ----------------------------------------------------------------------------
                                                      FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                       FOR THE YEAR
                                                         (UNAUDITED)                          ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                           2002            2002        2001        2000        1999         1998
                                                           ----            ----        ----        ----        ----         ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $   10.47       $   10.28   $    9.89   $   10.08   $   10.31   $    9.99
                                                      ----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         0.21            0.43        0.44        0.45        0.46        0.48
Net realized and unrealized gain/(loss) on
   investments                                                0.15            0.21        0.39       (0.18)      (0.20)       0.32
                                                      ----------------------------------------------------------------------------
Total from investment operations                              0.36            0.64        0.83        0.27        0.26        0.80
                                                      ----------------------------------------------------------------------------
Distributions:
Net investment income                                        (0.21)          (0.43)      (0.44)      (0.45)      (0.46)      (0.48)
Net realized gain                                            (0.03)          (0.02)          -       (0.01)      (0.03)          -
                                                      ----------------------------------------------------------------------------
Total distributions                                          (0.24)          (0.45)      (0.44)      (0.46)      (0.49)      (0.48)
                                                      ----------------------------------------------------------------------------
Net asset value, end of period                           $   10.59       $   10.47   $   10.28   $    9.89   $   10.08   $   10.31
                                                      ============================================================================
TOTAL RETURN+                                                 3.49%#          6.34%       8.49%       2.83%       2.54%       8.16%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $ 161,402       $ 164,437   $ 168,940   $ 172,620   $ 185,445   $ 176,884
Ratio of expenses to average daily net assets(1)              0.64%*          0.64%       0.62%       0.45%       0.36%       0.31%
Ratio of net investment income to average net assets          3.99%*          4.14%       4.29%       4.57%       4.49%       4.71%
Portfolio turnover rate                                          5%              8%         13%          6%         31%         15%
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   0.84%*          0.84%       0.82%       0.81%       0.86%       0.85%

                                                                                       CLASS A
                                                      ----------------------------------------------------------------------------
                                                      FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                       FOR THE YEAR
                                                         (UNAUDITED)                          ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                           2002            2002        2001        2000        1999         1998
                                                           ----            ----        ----        ----        ----         ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $   10.49       $   10.31   $    9.92   $   10.11   $   10.34   $   10.01
                                                      ----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         0.20            0.40        0.41        0.44        0.46        0.48
Net realized and unrealized gain/(loss) on
   investments                                                0.15            0.20        0.39       (0.18)      (0.20)       0.33
                                                      ----------------------------------------------------------------------------
Total from investment operations                              0.35            0.60        0.80        0.26        0.26        0.81
                                                      ----------------------------------------------------------------------------
Distributions:
Net investment income                                        (0.20)          (0.40)      (0.41)      (0.44)      (0.46)      (0.48)
Net realized gain                                            (0.03)          (0.02)          -       (0.01)      (0.03)          -
                                                      ----------------------------------------------------------------------------
Total distributions                                          (0.23)          (0.42)      (0.41)      (0.45)      (0.49)      (0.48)
                                                      ----------------------------------------------------------------------------
Net asset value, end of period                           $   10.61       $   10.49   $   10.31   $    9.92   $   10.11   $   10.34
                                                      ============================================================================
TOTAL RETURN+**                                               3.36%#          5.98%       8.20%       2.70%       2.46%       8.22%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $   9,308       $   9,252   $  12,836   $  10,580   $  13,227   $   8,973
Ratio of expenses to average daily net assets (1)             0.88%*          0.88%       0.87%       0.58%       0.44%       0.37%
Ratio of net investment income to average net assets          3.75%*          3.90%       4.04%       4.44%       4.41%       4.65%
Portfolio turnover rate                                          5%              8%         13%          6%         31%         15%
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   1.08%*          1.08%       1.08%       1.09%^      1.13%^      1.16%^

*   Annualized.
**  Class A total return does not include the one-time front-end sales charge.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.
^ These rates were previously reported net of the shareholder servicing fee waivers.

    The accompanying notes are an integral part of the financial statements.

                                                                            CLASS B
                                                      ----------------------------------------------------
                                                      FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,            FOR THE YEAR
                                                         (UNAUDITED)               ENDED JUNE 30,
                                                      ----------------------------------------------------
                                                           2002            2002         2001       2000**
                                                           ----            ----         ----       ------
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $   10.47       $   10.29   $    9.90   $   10.09
                                                      ----------------------------------------------------
Income from investment operations:
Net investment income                                         0.17            0.35        0.36        0.34
Net realized and unrealized gain/(loss)
   on investments                                             0.15            0.20        0.39       (0.18)
                                                      ----------------------------------------------------
Total from investment operations                              0.32            0.55        0.75        0.16
                                                      ----------------------------------------------------
Distributions:
Net investment income                                        (0.17)          (0.35)      (0.36)      (0.34)
Net realized gain                                            (0.03)          (0.02)          -       (0.01)
                                                      ----------------------------------------------------
Total distributions                                          (0.20)          (0.37)      (0.36)      (0.35)
                                                      ----------------------------------------------------
Net asset value, end of period                           $   10.59       $   10.47   $   10.29   $    9.90
                                                      ====================================================
TOTAL RETURN+                                                 3.13%#          5.46%       7.72%       1.69%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $   3,009       $   1,090   $     309   $     200
Ratio of expenses to average daily
   net assets(1)                                              1.34%*          1.37%       1.33%       1.16%*
Ratio of net investment income to average net assets          3.29%*          3.41%       3.58%       3.86%*
Portfolio turnover rate                                          5%              8%         13%          6%
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   1.54%*          1.57%       1.53%       1.52%*

                                                                                        CLASS C
                                                      ----------------------------------------------------------------------------
                                                      FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                       FOR THE YEAR
                                                         (UNAUDITED)                          ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                           2002            2002        2001        2000        1999         1998
                                                           ----            ----        ----        ----        ----         ----
SELECTED PER-SHARE DATA
Net asset value, beginning of period                     $   10.48       $   10.29   $    9.90   $   10.09   $   10.32   $   10.00
                                                      ----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         0.19            0.38        0.38        0.40        0.42        0.45
Net realized and unrealized gain/(loss) on
   investments                                                0.15            0.21        0.39       (0.18)      (0.20)       0.32
                                                      ----------------------------------------------------------------------------
Total from investment operations                              0.34            0.59        0.77        0.22        0.22        0.77
                                                      ----------------------------------------------------------------------------
Distributions:
Net investment income                                        (0.19)          (0.38)      (0.38)      (0.40)      (0.42)      (0.45)
Net realized gain                                            (0.03)          (0.02)          -       (0.01)      (0.03)          -
                                                      ----------------------------------------------------------------------------
Total distributions                                          (0.22)          (0.40)      (0.38)      (0.41)      (0.45)      (0.45)
                                                      ----------------------------------------------------------------------------
Net asset value, end of period                           $   10.60       $   10.48   $   10.29   $    9.90   $   10.09   $   10.32
                                                      ============================================================================
TOTAL RETURN+                                                 3.34%#          5.81%       7.89%       2.29%       2.13%       7.86%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $   7,019       $   6,989   $   6,426   $   8,969   $  17,378   $   9,270
Ratio of expenses to average daily net assets(1)              1.12%*          1.14%       1.17%       0.96%       0.75%       0.61%
Ratio of net investment income to average net assets          3.51%*          3.65%       3.74%       4.06%       4.10%       4.41%
Portfolio turnover rate                                          5%              8%         13%          6%         31%         15%
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   1.82%*          1.84%       1.87%       1.84%^      1.90%^      1.90%^

*   Annualized.
**  Class B commenced operations on August 3, 1999.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.
^ These ratios were previously reported net of the shareholder servicing fee waiver.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                                                                        CLASS I
                                                      ----------------------------------------------------------------------------
                                                      FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                       FOR THE YEAR
                                                         (UNAUDITED)                          ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                           2002            2002        2001        2000        1999         1998
                                                           ----            ----        ----        ----        ----         ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $    1.00       $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                      ----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.008           0.024       0.057       0.053       0.047       0.052
                                                      ----------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.008)         (0.024)     (0.057)     (0.053)     (0.047)     (0.052)
                                                      ----------------------------------------------------------------------------
Net asset value, end of period                           $    1.00       $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                      ============================================================================
TOTAL RETURN+                                                 0.77%#          2.42%       5.85%       5.48%       4.81%       5.37%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $ 122,300       $ 128,530   $  81,572   $  81,992   $  94,079   $  88,255
Ratio of expenses to average net assets(1)                    0.25%*          0.25%       0.23%       0.28%       0.39%       0.35%
Ratio of net investment income to average net assets          1.53%*          2.27%       5.74%       5.35%       4.71%       5.24%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   0.34%*          0.32%       0.40%       0.45%       0.56%       0.52%

                                                                                       CLASS C
                                                      ----------------------------------------------------------------------------
                                                      FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                       FOR THE YEAR
                                                         (UNAUDITED)                          ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                           2002            2002        2001        2000        1999         1998
                                                           ----            ----        ----        ----        ----         ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $    1.00       $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                      ----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.006           0.021       0.055       0.050       0.043       0.049
                                                      ----------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.006)         (0.021)     (0.055)     (0.050)     (0.043)     (0.049)
                                                      ----------------------------------------------------------------------------
Net asset value, end of period                           $    1.00       $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                      ============================================================================
TOTAL RETURN+                                                 0.64%#          2.17%       5.59%       5.15%       4.42%       5.05%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $   8,009       $   8,297   $   2,500   $   3,435   $   1,674   $   2,513
Ratio of expenses to average net assets(1)                    0.50%*          0.50%       0.48%       0.59%       0.73%       0.65%
Ratio of net investment income to average net assets          1.28%*          2.02%       5.49%       5.04%       4.37%       4.94%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   0.79%*          0.77%       0.85%       0.97%^      1.10%^      1.02%^

*   Annualized.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.
^   These ratios were previously reported net of the 12b-1 waiver.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
MUNICIPAL MONEY MARKET PORTFOLIO

                                                                                       CLASS I
                                                      ----------------------------------------------------------------------------
                                                      FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                       FOR THE YEAR
                                                         (UNAUDITED)                          ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                           2002            2002        2001        2000        1999         1998
                                                           ----            ----        ----        ----        ----         ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $    1.00       $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                      ----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.006           0.017       0.036       0.035       0.029       0.033
                                                      ----------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.006)         (0.017)     (0.036)     (0.035)     (0.029)     (0.033)
                                                      ----------------------------------------------------------------------------
Net asset value, end of period                           $    1.00       $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                      ============================================================================
TOTAL RETURN+                                                 0.61%#          1.69%       3.66%       3.56%       2.92%       3.33%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $  65,162       $  57,482   $  47,665   $  44,535   $  56,438   $  36,279
Ratio of expenses to average net assets(1)                    0.30%*          0.25%       0.28%       0.27%       0.33%       0.38%
Ratio of net investment income to average net assets          1.22%*          1.65%       3.53%       3.48%       2.87%       3.28%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   0.34%*          0.31%       0.46%       0.45%       0.50%       0.56%

                                                                                       CLASS C
                                                      ----------------------------------------------------------------------------
                                                      FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                       FOR THE YEAR
                                                         (UNAUDITED)                          ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                           2002            2002        2001        2000        1999         1998
                                                           ----            ----        ----        ----        ----         ----
SELECTED PER - SHARE DATA
                                                         $    1.00       $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                      ----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.005           0.014       0.033       0.032       0.025       0.030
                                                      ----------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.005)         (0.014)     (0.033)     (0.032)     (0.025)     (0.030)
                                                      ----------------------------------------------------------------------------
Net asset value, end of period                           $    1.00       $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                      ============================================================================
TOTAL RETURN+                                                 0.49%#          1.44%       3.37%       3.24%       2.56%       3.06%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $  25,450       $  24,181   $  22,466   $   5,527   $   5,333   $   3,929
Ratio of expenses to average net assets(1)                    0.55%*          0.50%       0.55%       0.58%       0.68%       0.63%
Ratio of net investment income to average net assets          0.97%*          1.40%       3.26%       3.17%       2.52%       3.03%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   0.79%*          0.76%       0.93%       0.96%^      1.06%^      1.01%^

*   Annualized.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for periods of less than one year are not annualized.
^   These ratios were previously reported net of the 12b-1 waiver.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
CASH RESERVE PORTFOLIO

                                                                                     CLASS I
                                                      ----------------------------------------------------------------------------
                                                      FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                       FOR THE YEAR
                                                         (UNAUDITED)                          ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                           2002            2002        2001        2000        1999         1998
                                                           ----            ----        ----        ----        ----         ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $    1.00       $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                      ----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.008           0.024       0.058       0.054       0.048       0.053
                                                      ----------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.008)         (0.024)     (0.058)     (0.054)     (0.048)     (0.053)
                                                      ----------------------------------------------------------------------------
Net asset value, end of period                           $    1.00       $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                      ============================================================================
TOTAL RETURN+                                                 0.78%#          2.44%       5.92%       5.56%       4.94%       5.46%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $  49,063       $  47,402   $  35,453   $  32,028   $  29,351   $  40,242
Ratio of expenses to average net assets(1)                    0.30%*          0.25%       0.27%       0.31%       0.39%       0.36%
Ratio of net investment income to average net assets          1.56%*          2.36%       5.51%       5.55%       4.84%       5.33%

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   0.35%*          0.31%       0.45%       0.48%       0.56%       0.54%

                                                              CLASS B
                                                      -----------------------
                                                           FOR THE PERIOD
                                                      ENDED DECEMBER 31, 2002
                                                           (UNAUDITED)**
                                                      -----------------------
                                                               2002
                                                               ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period                         $    1.00
                                                      -----------------------
Income from investment operations:
Net investment income                                            0.001
                                                      -----------------------
Distributions:
Net investment income                                           (0.001)
                                                      -----------------------
Net asset value, end of period                               $    1.00
                                                      =======================
TOTAL RETURN+                                                     0.08%#

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                        $      52
Ratio of expenses to average net assets(1)                        1.33%*
Ratio of net investment income to average net assets              0.41%*

(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                       1.38%*

*   Annualized.
**  Class B commenced operations on October 28, 2002.
+ Total return would have been lower had various fees not been waived during the period.
#   Total returns for a period less than one year are not annualized.
^   These ratios were previously reported net of the 12b-1 waiver.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
CASH RESERVE PORTFOLIO

                                                                                       CLASS C
                                                      ----------------------------------------------------------------------------
                                                      FOR THE SIX MONTHS
                                                      ENDED DECEMBER 31,                       FOR THE YEAR
                                                         (UNAUDITED)                          ENDED JUNE 30,
                                                      ----------------------------------------------------------------------------
                                                           2002            2002        2001        2000        1999         1998
                                                           ----            ----        ----        ----        ----         ----
SELECTED PER - SHARE DATA
Net asset value, beginning of period                     $    1.00       $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                      ----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.007           0.022       0.055       0.053       0.046       0.051
                                                      ----------------------------------------------------------------------------
Distributions:
Net investment income                                       (0.007)         (0.022)     (0.055)     (0.053)     (0.046)     (0.051)
                                                      ----------------------------------------------------------------------------
Net asset value, end of period                           $    1.00       $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                      ============================================================================
TOTAL RETURN+                                                 0.66%#          2.19%       5.65%       5.38%       4.67%       5.21%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                    $ 207,891       $ 212,250   $ 231,201   $ 107,154   $  62,961   $  58,243
Ratio of expenses to average net assets(1)                    0.55%*          0.50%       0.52%       0.55%       0.66%       0.60%
Ratio of net investment income to average net assets          1.31%*          2.11%       5.26%       5.30%       4.58%       5.09%
(1) During the period, various fees were waived
    The ratio of expenses to average net assets had
    such waivers not occurred is as follows                   0.80%*          0.76%       0.90%       0.93%^      1.03%^      0.97%^

*   Annualized.
+ Total return would have been lower had various fees not been waived during the period.
#   Total return for a periods less than one year are not annualized.
^   These ratios were previously reported net of the 12b-1 waiver.

    The accompanying notes are an integral part of the financial statements.

FIRST FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

First Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-ended management investment company organized as a Massachusetts business trust by a Declaration of Trust dated March 6, 1992, as amended and restated on September 4, 1992.

The Trust currently has eight active investment portfolios (each referred to as a "Portfolio"). The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

The Bond, U.S. Government Money Market and Municipal Money Market Portfolios may offer three classes of shares (Classes I, A and C) and the Growth & Income, Capital Appreciation, Intermediate Bond, Tennessee Tax-Free and Cash Reserve Portfolios may offer four classes of shares (Classes I, A, B and C). As of December 31, 2002, Class A shares have not been issued for the U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios ("Money Market Portfolios"). Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution, shareholder service, transfer agent and blue sky expenses. Each class has exclusive voting rights with respect to its Distribution Plans and Shareholder Servicing Plans. Income, expenses (other than expenses incurred under each Class Distribution and Service Plan and other class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon their relative net assets.

The following summarizes the significant accounting policies for the Trust.

SECURITY VALUATION:

GROWTH & INCOME, CAPITAL APPRECIATION, BOND, INTERMEDIATE BOND AND TENNESSEE TAX-FREE PORTFOLIOS: Securities held in the Growth & Income and Capital Appreciation Portfolios for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the closing bid price. Securities held in the Bond, Intermediate Bond and Tennessee Tax-Free Portfolios are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued using dealer-supplied valuations or at the fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

MONEY MARKET PORTFOLIOS: Each of the Money Market Portfolios values securities utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act, pursuant to which each Money Market Portfolio must adhere to certain conditions. Under this method, investments are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

REPURCHASE AGREEMENTS: Each Portfolio, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least equal to 102% of the resale price. The Trust's advisers are responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, each Portfolio would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price.

SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS: Delivery and payment for securities that have been purchased by the portfolios on a when-issued basis can take place a month or more after the trade date. Normally, the settlement date occurs within six months after the trade date; however, the portfolios may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The portfolios maintain segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the portfolio's net asset value to the extent the portfolio makes such purchases while remaining substantially fully invested.

INCOME TAXES: As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each Portfolio is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Portfolios intend to comply with the provisions of the Internal Revenue Code.

INTEREST INCOME: Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. For the Municipal Money Market Portfolio, accretion of market discount represents unrealized gain until realized at the time of security disposition or maturity. Dividend income is recorded on the ex-dividend date.

EXPENSES: Most expenses of the Trust can be directly attributed to a Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based on average net assets.

DISTRIBUTIONS TO SHAREHOLDERS: For the Money Market Portfolios, Bond Portfolio, Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio, distributions are declared daily and paid monthly from net investment income. Distributions for the Growth & Income Portfolio are declared and paid quarterly. Distributions for the Capital Appreciation Portfolio are declared and paid annually. Any net capital gains earned by each Portfolio are distributed at least annually to the extent necessary to avoid federal income and excise taxes.

OTHER: Investment security transactions are accounted for as of trade date. Realized gains and losses from securities transactions are determined using the identified cost basis for both financial reporting and income tax purposes.

2.  SHARES OF BENEFICIAL INTEREST

                                         GROWTH & INCOME PORTFOLIO           CAPITAL APPRECIATION PORTFOLIO
                                    -------------------------------------------------------------------------
                                    FOR THE SIX MONTHS    FOR THE YEAR    FOR THE SIX MONTHS    FOR THE YEAR
                                    ENDED DECEMBER 31,   ENDED JUNE 30,   ENDED DECEMBER 31,   ENDED JUNE 30,
                                     2002 (UNAUDITED)         2002         2002 (UNAUDITED)        2002
                                    -------------------------------------------------------------------------
Dollars issued and redeemed:
    Class I:
      Issued                        $       13,778,144   $   87,004,353   $        4,745,473   $   11,574,092
      Distributions reinvested                 586,547       29,478,864                    0                0
      Redeemed                             (63,381,673)     (84,205,598)          (1,772,527)      (7,983,570)
                                    -------------------------------------------------------------------------
  Net increase/(decrease)           $      (49,016,982)  $   32,277,619   $        2,972,946   $    3,590,522
                                    =========================================================================
    Class A:
      Issued                        $       11,987,165   $   87,475,935   $          256,867   $      888,394
      Distributions reinvested                  80,184       10,092,432                    0                0
      Redeemed                             (33,061,101)     (85,323,859)          (1,182,911)      (1,153,260)
                                    -------------------------------------------------------------------------
  Net increase/(decrease)           $      (20,993,752)  $   12,244,508   $         (926,044)  $     (264,866)
                                    =========================================================================
    Class B:
      Issued                        $          710,703   $    8,621,261   $           16,970   $      132,875
      Distributions reinvested                       0        1,076,652                    0                0
      Redeemed                              (1,664,902)      (2,575,438)             (83,046)        (208,572)
                                    -------------------------------------------------------------------------
  Net increase/(decrease)           $         (954,199)  $    7,122,475   $          (66,076)  $      (75,697)
                                    =========================================================================
    Class C:
      Issued                        $          841,575   $    5,752,925   $          134,656   $       42,065
      Distributions reinvested                       0        6,483,164                    0                0
      Redeemed                              (8,663,609)     (14,858,537)            (159,552)        (195,892)
                                    -------------------------------------------------------------------------
  Net decrease                      $       (7,822,034)  $   (2,622,448)  $          (24,896)  $     (153,827)
                                    =========================================================================
Shares issued and redeemed:
    Class I:
      Issued                                   969,047        4,575,839              653,224        1,315,759
      Distributions reinvested                  43,419        1,560,034                    0                0
      Redeemed                              (4,436,828)      (4,512,115)            (250,343)        (919,339)
                                    -------------------------------------------------------------------------
  Net increase/(decrease)                   (3,424,362)       1,623,758              402,881          396,420
                                    =========================================================================
    Class A:
      Issued                                   835,176        4,493,352               36,287          108,030
      Distributions reinvested                   5,966          533,855                    0                0
      Redeemed                              (2,310,733)      (4,491,320)            (174,161)        (139,827)
                                    -------------------------------------------------------------------------
  Net increase/(decrease)                   (1,469,591)         535,887             (137,874)         (31,797)
                                    =========================================================================
    Class B:
      Issued                                    51,036          452,732                2,477           15,881
      Distributions reinvested                       0           58,041                    0                0
      Redeemed                                (123,246)        (136,683)             (11,610)         (24,925)
                                    -------------------------------------------------------------------------
  Net increase/(decrease)                      (72,210)         374,090               (9,133)          (9,044)
                                    =========================================================================
    Class C:
      Issued                                    60,479          300,273               20,126            5,264
      Distributions reinvested                       0          354,271                    0                0
      Redeemed                                (639,102)        (813,838)             (23,449)         (23,935)
                                    -------------------------------------------------------------------------
  Net decrease                                (578,623)        (159,294)              (3,323)         (18,671)
                                    =========================================================================

2.  SHARES OF BENEFICIAL INTEREST

                                             BOND                        INTERMEDIATE BOND                TENNESSEE TAX-FREE
                                          PORTFOLIO                          PORTFOLIO                        PORTFOLIO
                               ----------------------------------------------------------------------------------------------------
                                    FOR THE          FOR THE           FOR THE         FOR THE          FOR THE          FOR THE
                                SIX MONTHS ENDED   YEAR ENDED     SIX MONTHS ENDED   YEAR ENDED     SIX MONTHS ENDED   YEAR ENDED
                               DECEMBER 31, 2002    JUNE 30,     DECEMBER 31, 2002     JUNE 30,    DECEMBER 31, 2002     JUNE 30,
                                  (UNAUDITED)         2002           (UNAUDITED)         2002         (UNAUDITED)         2002
                               ----------------------------------------------------------------------------------------------------
Dollars issued and redeemed:
    Class I:
      Issued                   $       5,076,099  $  16,603,261  $      19,807,279  $  27,645,256  $       6,311,895  $  12,669,814
      Distributions reinvested         4,289,795      9,660,622          1,661,607      3,166,047            193,247        281,818
      Redeemed                       (17,596,488)   (22,866,671)       (19,659,540)   (36,360,893)       (11,476,645)   (20,439,923)
                               ----------------------------------------------------------------------------------------------------
  Net increase/(decrease)      $      (8,230,594) $   3,397,212  $       1,809,346  $  (5,549,590) $      (4,971,503) $  (7,488,291)
                               ====================================================================================================
    Class A:
      Issued                   $         949,374  $   2,367,913  $      12,004,578  $   9,699,061  $       1,173,695  $   1,537,048
      Distributions reinvested            85,652        348,114          1,283,671      2,286,740            163,239        426,988
      Redeemed                        (5,356,757)    (1,333,341)       (13,494,076)    (8,429,571)        (1,393,270)    (5,728,277)
                               ----------------------------------------------------------------------------------------------------
  Net increase/(decrease)      $      (4,321,731) $   1,382,686  $        (205,827) $   3,556,230  $         (56,336) $  (3,764,241)
                               ====================================================================================================
    Class B:
      Issued                                   -              -  $         249,539              -  $       2,042,414  $   1,182,814
      Distributions reinvested                 -              -              2,053              -             28,158         18,831
      Redeemed                                 -              -               (929)             -           (161,040)      (432,204)
                               ----------------------------------------------------------------------------------------------------
  Net increase                                 -              -  $         250,663              -  $       1,909,532  $     769,441
                               ====================================================================================================
    Class C:
      Issued                   $         221,450  $     140,662  $         625,205  $     687,582  $         671,569  $     850,594
      Distributions reinvested            32,960         72,789             34,441         50,959            133,362        237,073
      Redeemed                          (263,905)      (328,550)          (477,759)      (402,330)          (855,562)      (640,205)
                               ----------------------------------------------------------------------------------------------------
  Net increase/(decrease)      $          (9,495) $    (115,099) $         181,887  $     336,211  $         (50,631) $     447,462
                               ====================================================================================================
Shares issued and redeemed:
    Class I:
      Issued                             508,020      1,661,650          1,872,169      2,686,462            596,889      1,222,003
      Distributions reinvested           426,220        955,946            156,502        306,657             18,265         27,223
      Redeemed                        (1,759,291)    (2,279,842)        (1,855,293)    (3,524,234)        (1,082,301)    (1,970,517)
                               ----------------------------------------------------------------------------------------------------
  Net increase/(decrease)               (825,051)       337,754            173,378       (531,115)          (467,147)      (721,291)
                               ====================================================================================================
    Class A:
      Issued                              95,333        234,285          1,141,607        941,686            110,548        147,678
      Distributions reinvested             8,569         34,555            120,865        221,476             15,396         41,067
      Redeemed                          (540,852)      (131,675)        (1,281,811)      (816,751)          (130,844)      (552,365)
                               ----------------------------------------------------------------------------------------------------
  Net increase/(decrease)               (436,950)       137,165            (19,339)       346,411             (4,900)      (363,620)
                               ====================================================================================================
    Class B:
      Issued                                   -              -             23,413              -            192,334        113,781
      Distributions reinvested                 -              -                193              -              2,662          1,811
      Redeemed                                 -              -                (87)             -            (15,054)       (41,505)
                               ----------------------------------------------------------------------------------------------------
  Net increase                                 -              -             23,519              -            179,942         74,087
                               ====================================================================================================
    Class C:
      Issued                              22,393         13,800             59,435         66,558             63,194         81,599
      Distributions reinvested             3,271          7,191              3,243          4,936             12,594         22,829
      Redeemed                           (26,388)       (32,343)           (45,118)       (39,058)           (80,605)       (61,791)
                               ----------------------------------------------------------------------------------------------------
  Net increase/(decrease)                   (724)       (11,352)            17,560        (32,436)            (4,817)        42,637
                               ====================================================================================================

                                    U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                                    ---------------------------------------
                                       FOR THE SIX MONTHS     FOR THE YEAR
                                    ENDED DECEMBER 31, 2002  ENDED JUNE 30,
                                          (UNAUDITED)            2002
                                    ---------------------------------------
Shares/Dollars issued and
  redeemed:
    Class I:
      Issued                             $  52,949,472        $ 297,161,378
      Distributions reinvested                       0                    9
      Redeemed                             (59,179,743)        (250,202,353)
                                    ---------------------------------------
  Net increase/(decrease)                $  (6,230,271)       $  46,959,034
                                    =======================================
    Class C:
      Issued                             $  12,237,650        $  21,936,786
      Distributions reinvested                  50,811               76,356
      Redeemed                             (12,576,883)         (16,216,098)
                                    ---------------------------------------
  Net increase/(decrease)                $    (288,422)       $   5,797,044
                                    =======================================

                                      MUNICIPAL MONEY MARKET PORTFOLIO                         CASH RESERVE PORTFOLIO
                                  -------------------------------------------------------------------------------------------
                                     FOR THE SIX MONTHS         FOR THE YEAR          FOR THE SIX MONTHS        FOR THE YEAR
                                  ENDED DECEMBER 31, 2002      ENDED JUNE 30,      ENDED DECEMBER 31, 2002     ENDED JUNE 30,
                                         (UNAUDITED)                2002                 (UNAUDITED)                2002
                                  -------------------------------------------------------------------------------------------
Shares/Dollars issued and
  redeemed:
    Class I:
      Issued                          $   36,828,312           $   67,682,528           $  112,496,012         $  353,573,731
      Distributions reinvested                     0                       14                   16,667                 57,724
      Redeemed                           (29,147,408)             (57,864,501)            (110,852,403)          (341,678,460)
                                  -------------------------------------------------------------------------------------------
  Net increase                        $    7,680,904           $    9,818,041           $    1,660,276         $   11,952,995
                                  ===========================================================================================
    Class B:
      Issued                          $            -           $            -           $       52,265         $            -
      Distributions reinvested                     -                        -                        7                      -
      Redeemed                                     -                        -                       (1)                     -
                                  -------------------------------------------------------------------------------------------
  Net increase/(decrease)             $            -           $            -           $       52,271         $            -
                                  ===========================================================================================
    Class C:
      Issued                          $   27,049,122           $   65,330,565           $  183,284,855         $  717,047,743
      Distributions reinvested               117,926                  355,636                1,414,727              5,204,178
      Redeemed                           (25,897,491)             (63,970,179)            (189,059,129)          (741,184,933)
                                  -------------------------------------------------------------------------------------------
  Net increase/(decrease)             $    1,269,557           $    1,716,022           $   (4,359,547)        $  (18,933,012)
                                  ===========================================================================================

3.  INVESTMENT ADVISORY AND MANAGEMENT AND SUB-ADVISORY AGREEMENTS

For managing its investment and business affairs, the Growth & Income Portfolio is obligated to pay First Tennessee Bank National Association ("First Tennessee") a monthly management fee at the annual rate of .65% of the Growth & Income Portfolio's average net assets up to $1 billion and .60% of the Growth & Income Portfolio's average net assets over $1 billion. The Bond Portfolio is obligated to pay First Tennessee a monthly management fee at the annual rate of ..55% of the Bond Portfolio's average net assets up to $250 million and .50% of the Bond Portfolio's average net assets over $250 million. The Intermediate Bond Portfolio and Tennessee Tax-Free Portfolio are obligated to pay First Tennessee a monthly management fee at the annual rate of .50% of each portfolios average net assets up to $250 million and .45% of each portfolios average net assets over $250 million. Under the Investment Advisory and Management Agreement, First Tennessee is authorized, at its own expense, to hire sub-advisers to provide investment advice to it and to each Portfolio.

First Tennessee and Delaware Management Company ("DMC") serve as Co-advisers of the Capital Appreciation Portfolio pursuant to the authority granted to them under their respective Co-Advisory Agreements with the Portfolio. The Capital Appreciation Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of .15% of its average net assets. The Capital Appreciation Portfolio is obligated to pay DMC monthly management fees at the annual rate of .70% for the first $50 million of the Portfolio's average net assets and .65% on average net assets of the Portfolio in excess of $50 million. Information contained in this report prior to June 1, 2000, for the Capital Appreciation Portfolio reflects the operations of the Portfolio while Investment Advisers Inc. was co-adviser. DMC was approved as the Portfolio co-adviser at a special meeting of the shareholders of the Portfolio on May 17, 2000.

First Tennessee and BlackRock Institutional Management Corporation (BIMC) serve as Co-advisers to the U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and the Cash Reserve Portfolio.

At a special meeting on June 1, 2001, shareholders of each of the Money Market Portfolios approved an Investment Advisory and Management Agreement between the Trust and First Tennessee, as co-adviser to the Money Market Portfolios, and a new Investment Advisory and Management Agreement between the Trust and BIMC, as investment adviser to the Money Market Portfolios effective July 1, 2001.

Each Money Market Portfolio is obligated to pay First Tennessee monthly management fees at the annual rate of 0.05% of its average net assets. Each Money Market Portfolio is also obligated to pay BIMC monthly management fees at the annual rate of 0.08% of aggregate average monthly net assets of each portfolio up to $500 million, 0.06% of the next $500 million, and 0.05% on amounts greater than $1 billion.

For the Growth & Income and Bond Portfolios, Highland serves as the sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Highland is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. First Tennessee is obligated to pay Highland a monthly sub-advisory fee at the annual rate of .38% of the Growth & Income Portfolio's average net assets up to $1 billion and .35% of the Growth & Income Portfolio's average net assets over $1 billion. First Tennessee is also obligated to pay Highland a monthly sub-advisory fee at the annual rate of .33% of the Bond Portfolio's average net assets up to $250 million and .30% of the Bond Portfolio's average net assets over $250 million.

For the Intermediate Bond and Tennessee Tax-Free Portfolios, Martin & Company, Inc. ("Martin"), serves as sub-adviser of each Portfolio pursuant to the authority granted to it under its Sub-Advisory Agreement with First Tennessee. Martin is an affiliate of First Tennessee and is a wholly-owned subsidiary of First Tennessee National Corporation. First Tennessee is obligated to pay Martin a monthly sub advisory fee at the annual rate of .30% of each Portfolio's average net assets up to $250 million and .27% of each Portfolio's average net assets over $250 million.

4.  ADMINISTRATOR, CO-ADMINISTRATOR AND DISTRIBUTOR

ALPS Mutual Funds Services, Inc. ("ALPS") and ALPS Distributors, Inc. ("ADI") serve as Administrator and Distributor, respectively, for the Trust under separate Administration and General Distribution Agreements. ALPS' duties include providing office space and various legal and accounting services in connection with the regulatory requirements applicable to each Portfolio. ALPS is entitled to receive administration fees from each of the Money Market Portfolios at the annual rate of .050% of average net assets and from the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, at the annual rate of .135% of average net assets.

First Tennessee serves as the Co-Administrator for each Portfolio. As the Co-Administrator, First Tennessee assists in each Portfolio's operation, including but not limited to, providing non-investment related research and statistical data and various operational and administrative services. First Tennessee is entitled to receive co-administration fees from each of the Money Market Portfolios, at the annual rate of .050% of average net assets and from the Growth & Income, Capital Appreciation, Bond, Intermediate Bond and Tennessee Tax-Free Portfolios, at the annual rate of .065% of average net assets.

The Trustees have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, on behalf of Classes B and C of the Trust. Each Plan provides for payments to ADI at the annual rates up to the amounts listed below. The Trustees have also adopted Shareholder Servicing Plans on behalf of Classes A, B and C of the Portfolios indicated below, under which brokers/dealers, advisers or other financial institutions are paid at the annual rates up to the amounts shown in the table.

                                   CLASS A       CLASS B           CLASS C
                                   -------       -------           -------
                                 SHAREHOLDER                             SHAREHOLDER
                                SERVICING FEE   12b-1 FEE   12b-1 FEE   SERVICING FEE
-------------------------------------------------------------------------------------
Growth & Income                     0.25%          1.00%       0.75%         0.25%
-------------------------------------------------------------------------------------
Capital Appreciation                0.25%          1.00%       0.75%         0.25%
Bond                                0.25%             -        0.75%         0.25%
-------------------------------------------------------------------------------------
Intermediate Bond                   0.25%          0.70%       0.75%         0.25%
Tennessee Tax-Free                  0.25%          0.70%       0.75%         0.25%
-------------------------------------------------------------------------------------
U.S. Government Money Market           -              -        0.45%            -
Municipal Money Market                 -              -        0.45%            -
-------------------------------------------------------------------------------------
Cash Reserve                           -           1.00%       0.45%            -
-------------------------------------------------------------------------------------

5.  WAIVER OF EXPENSES

BOND AND INTERMEDIATE BOND PORTFOLIOS:
For the six months ended December 31, 2002, First Tennessee voluntarily agreed to waive its management fee for the Bond and Intermediate Bond Portfolios to ..30% of each portfolio's average net assets. Pursuant to the voluntary waiver agreement, for the six months ended December 31, 2002, FirstTennessee waived management fees of $312,736, and $250,696 for the Bond and Intermediate Bond Portfolios, respectively.

For the six months ended December 31, 2002, the 12b-1 fee charged by Class C of the Bond and Intermediate Bond Portfolios was waived to .50% of average net assets. Pursuant to this waiver, 12b-1 fees were waived in the amount of $1,987 and $2,614 for the Bond and Intermediate Bond Portfolios, respectively.

TENNESSEE TAX-FREE PORTFOLIO:
For the six months ended December 31, 2002, First Tennessee, as Investment Adviser, voluntarily agreed to waive its management fee to .30% of average net assets.

For the six months ended December 31, 2002, the 12b-1 fee and the shareholder servicing fee charged by Class C of the Tennessee Tax-Free Portfolio were waived to .50% and .00% of average net assets, respectively.

Pursuant to these voluntary waivers, for the six months ended December 31, 2002, fees were waived for the Tennessee Tax-Free Portfolio as follows:

         Management fees waived                 $    185,614
         12b-1 fees waived                      $      8,796
         Shareholder servicing fees waived      $      8,796

MONEY MARKET PORTFOLIOS:
For the six months ended, December 31, 2002, First Tennessee, as co-adviser and co-administrator, contractually agreed to waive its co-advisory and co-administration fees, to the extent necessary for Class I of the U.S. Government Money Market Portfolios to maintain a total expense ratio of no more than .25% of its average net assets, and Class I of the Municipal Money Market and Cash Reserve Portfolios to maintain a total expense ratio of no more than ..30% of its average net assets, respectively.

For the six months ended December 31, 2002, the 12b-1 fee charged by Class C of the U. S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios were limited to .25% of average net assets.

Pursuant to these voluntary waivers, for the six months ended December 31, 2002, fees were waived for the Money Market Portfolios as follows:

                                 MANAGEMENT FEE     CO-ADMINISTRATION FEE    12b-1 FEE
                                 --------------     ---------------------    ---------
U.S. Government Money Market       $   34,812            $   29,291          $   8,284
Municipal Money Market             $   18,371            $        -          $  24,844
Cash Reserve                       $   58,089            $    3,728          $ 219,073

6.  OTHER

As of December 31, 2002, one shareholder (a related party) owned 16% of the Growth & Income Portfolio, 63% of the Capital Appreciation Portfolio, 46% of the Bond Portfolio, and 15% of the Intermediate Bond Portfolio. Additionally, as of December 31, 2002, one shareholder owned 16% of the Municipal Money Market Portfolio, and 60% of the Cash Reserve Portfolio.

Effective October 28, 2002, the Trustees of the Trust receive an annual fee of $9,000, with the exception of the Chairman of the Board of Trustees who receives $11,000 annually. Each Trustee also receives an additional fee for each Trustees' meeting attended. Prior to November 1, 2002, the Trustees of the Trust received an annual Trustees fee of $6,000, with the exception of the Chairman of the Board of Trustees who received $8,000 annually.

- INVESTMENT ADVISER - ALL PORTFOLIOS EXCEPT CAPITAL APPRECIATION PORTFOLIO & MONEY MARKET PORTFOLIOS

    FIRST TENNESSEE BANK NATIONAL ASSOCIATION
        MEMPHIS, TENNESSEE

-   CO-INVESTMENT ADVISERS - CAPITAL APPRECIATION PORTFOLIO

    FIRST TENNESSEE BANK NATIONAL ASSOCIATION
        MEMPHIS, TENNESSEE

    DELAWARE MANAGEMENT COMPANY
        PHILADELPHIA, PENNSYLVANIA

-   CO-INVESTMENT ADVISERS - MONEY MARKET PORTFOLIOS

    FIRST TENNESSEE BANK NATIONAL ASSOCIATION
        MEMPHIS, TENNESSEE

    BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION
        WILMINGTON, DELAWARE

-   SUB-ADVISER - GROWTH & INCOME AND BOND PORTFOLIOS

    HIGHLAND CAPITAL MANAGEMENT CORPORATION
        MEMPHIS, TENNESSEE

-   SUB-ADVISER - INTERMEDIATE BOND AND TENNESSEE TAX-FREE PORTFOLIOS

    MARTIN & COMPANY, INC.
        KNOXVILLE, TENNESSEE

-   ADMINISTRATOR

    ALPS MUTUAL FUNDS SERVICES, INC.
        DENVER, COLORADO

-   DISTRIBUTOR

    ALPS DISTRIBUTORS, INC.
        DENVER, COLORADO

-   CO-ADMINISTRATOR

    FIRST TENNESSEE BANK NATIONAL ASSOCIATION
        MEMPHIS, TENNESSEE

-   TRANSFER AND SHAREHOLDER SERVICING AGENT

    BOSTON FINANCIAL DATA SERVICES
        BOSTON, MASSACHUSETTS

-   CUSTODIAN

    STATE STREET BANK & TRUST COMPANY
        BOSTON, MASSACHUSETTS

-   OFFICERS

    JEREMY MAY, PRESIDENT & Treasurer
    TRACI THELEN, SECRETARY

-   TRUSTEES

    JOHN A. DECELL
    L.R. JALENAK, JR.
    GEORGE P. LEWIS
    LARRY W. PAPASAN
    RICHARD C. RANTZOW

    THIS REPORT HAS BEEN PREPARED FOR FIRST FUNDS SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

[FIRST TENNESSEE(SM) LOGO]

[GRAPHIC]

FIRST FUNDS - 1625 BROADWAY, SUITE 2200, DENVER, COLORADO 80202

- www.firstfunds.com - (800) 442-1941